   As filed with the Securities and Exchange Commission on April 23, 2001


                                               REGISTRATION NO. 333-39034


------------------------------------------------------------------------------
------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                           FORM S-3 AMENDMENT NO. 1 TO
                             REGISTRATION STATEMENT
                                ON FORM S-2
                                     UNDER
                           THE SECURITIES ACT OF 1933         [X]
                                 --------------
                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE                           04-2461439
 (STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)           IDENTIFICATION NO.)


       ONE SUN LIFE EXECUTIVE PARK, WELLESLEY HILLS, MASSACHUSETTS 02481
                                 (781) 237-6030
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                                             COPIES TO:
  EDWARD M. SHEA, ASSISTANT VICE PRESIDENT                JOAN BOROS, ESQ.
            AND SENIOR COUNSEL                      JORDEN BURT BOROS CICCHETTI
 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)            BERENSON & JOHNSON LLP
       RETIREMENT PRODUCTS AND SERVICES          1025 THOMAS JEFFERSON STREET, N.W.
           ONE COPLEY PLACE                                  SUITE 400E
      BOSTON, MASSACHUSETTS 02116                      WASHINGTON, D.C. 20007
            (617) 348-9600

            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                    INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                 --------------



     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities
Act, check the following box.                                               /X/


     Pursuant to Rule 429 under the Securities Act of 1933, the prospectuses contained herein also relate to Registration Statement Nos. 333-30844 and 811-05846.

                                PART I
                  INFORMATION REQUIRED IN PROSPECTUS


Attached hereto and made a part hereof is a Prospectus dated May 1, 2001 for each of the following:

            MFS Regatta Choice Variable and Fixed Annuity
            Futurity III Variable and Fixed Annuity

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                                                     MAY 1, 2001

                                    PROFILE

                               MFS REGATTA CHOICE
                               VARIABLE AND FIXED
                                    ANNUITY

      THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE FULL PROSPECTUS WHICH ACCOMPANIES THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY.

      THROUGHOUT THIS PROFILE, THE TERMS, "YOU" AND "YOUR" REFER TO "OWNER," "PARTICIPANT," AND/OR "COVERED PERSON" AS THOSE TERMS ARE DEFINED IN YOUR CONTRACT.

      1. THE MFS REGATTA CHOICE ANNUITY

      The MFS Regatta Choice Annuity is a flexible payment deferred annuity contract ("Contract") designed for use in connection with retirement and deferred compensation plans, some of which may qualify for favorable federal income tax treatment. The Contract is intended to help you achieve your retirement savings or other long-term investment goals.

      The Contract has two phases: an Accumulation Phase and an Income Phase. During the Accumulation Phase, you make payments into the Contract; any investment earnings under your Contract accumulate on a tax-deferred basis and are taxed as income only when withdrawn. During the Income Phase, we make annuity payments in amounts determined in part by the amount of money you have accumulated under your Contract during the Accumulation Phase. You choose when the Income Phase begins.


      You may choose among 31 variable investment options and a range of fixed options. For a variable investment return you choose one or more Sub-Accounts in our Variable Account, each of which invests in shares of a corresponding series of the MFS/Sun Life Series Trust (collectively, the "Funds") listed in
Section 4. The value of any portion of your Contract allocated to the Sub-Accounts will fluctuate up or down depending on the performance of the Series you select, and you may experience losses. For a fixed interest rate, you may choose one or more Guarantee Periods offered in our Fixed Account, each of which earns its own Guaranteed Interest Rate if you keep your money in that Guarantee Period for the specified length of time.



      The Contract is designed to meet your need for investment flexibility. Over the life of your Contract, you may allocate amounts among as many as 18 of the available variable and fixed options. You can, subject to certain limitations, transfer money between options up to 12 times each year without a transfer charge or adverse tax consequences.


      2. ANNUITY PAYMENTS (THE INCOME PHASE)

      Just as you can elect to have your Contract value accumulate on either a variable or fixed basis, or a combination of both, you can elect to receive annuity payments on either a variable or fixed basis or both. If you choose to have any part of your annuity payments come from the Sub-Accounts, the dollar amount of your annuity payments may fluctuate.

      The Contract offers a variety of annuity options. You can select from among the following methods of receiving either variable or fixed annuity payments under your Contract: (1) monthly payments continuing for your lifetime (assuming you are the annuitant); (2) monthly payments for your lifetime, but with payments continuing to your chosen beneficiary for a specified number of years after your first payment if you die before the end of the period you have selected; (3) monthly payments for your lifetime and the life of another person (usually your spouse) you have chosen; and (4) monthly payments for a specified number of years, with a cash-out option for variable payments. We may also agree to other annuity options at our discretion.

      Once the Income Phase begins, you cannot change your choice of annuity payment method.

      3. PURCHASING A CONTRACT

      You may purchase a Contract for $10,000 or more, under most circumstances. You may increase the value of your investment by adding $1,000 or more at any time during the Accumulation Phase. We may waive these limits. We will not accept a purchase payment if your account value is over $2 million, or if the purchase payment would cause your account value to exceed $2 million, unless we have approved the payment in advance.

      4. ALLOCATION OPTIONS

      You can allocate your money among Sub-Accounts investing in the following Funds of the MFS/Sun Life Series Trust:


Bond Series                                    Managed Sectors Series
Capital Appreciation Series                    Massachusetts Investors Growth Stock Series
Capital Opportunities Series                   Massachusetts Investors Trust Series
Emerging Growth Series                         Mid Cap Growth Series
Emerging Markets Equity Series                 Money Market Series
Global Asset Allocation Series                 New Discovery Series
Global Governments Series                      Research Series
Global Growth Series                           Research Growth and Income Series
Global Health Sciences Series                  Research International Series
Global Telecommunications Series               Strategic Growth Series
Global Total Return Series                     Strategic Income Series
Government Securities Series                   Technology Series
High Yield Series                              Total Return Series
International Growth Series                    Utilities Series
International Investors Trust Series           Value Series
International New Discovery Series


      Market conditions will determine the value of an investment in any Fund. Each Fund is described in the prospectus of the MFS/Sun Life Series Trust.

      In addition to these variable options, you may also allocate your money to one or more of the Guarantee Periods we make available. For each Guarantee Period, we offer a Guaranteed Interest Rate for the specified length of time.

      5. EXPENSES

      The charges under the Contracts are as follows:

      During the first 5 years of a Contract, if your account value is less than $75,000 on your Account Anniversary, we impose an annual Account Fee equal to $35. After the fifth year, we may change this fee annually, but it will never exceed $50. During the Income Phase, the annual Account Fee is $35. We will not assess an Account Fee if your Contract is fully invested in the Fixed Account during the entire Account Year. We will waive the Account Fee if your Contract value was $75,000 or more on your Account Anniversary, or if your Account was allocated only to the Fixed Account during the applicable Account Year. In addition, during both the Accumulation Phase and the Income Phase, we deduct insurance charges equal to 1.15% per year of the average daily value of the Contract allocated among the Sub-Accounts. If your initial purchase payment is greater than $1,000,000, we will decrease the insurance charges to 1.00%. If you annuitize before your seventh Account Anniversary, we will assess, during the Income Phase, an additional charge equal to 0.25% of your daily account value.

CHARGES FOR OPTIONAL DEATH BENEFIT RIDERS

      If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.

                                % OF AVERAGE
     RIDER(S) YOU ELECT*        DAILY VALUE
     -------------------        ------------
            "EEB"                  0.15%
            "MAV"                  0.15%
         "5% Roll-Up"              0.15%
       "EEB" and "MAV"             0.25%
    "EEB" and "5% Roll-Up"         0.25%
    "MAV" and "5% Roll-Up"         0.25%
          "EEB Plus"               0.25%
   "EEB" and "MAV" and "5%
           Roll-Up"                0.40%
        "EEB Plus MAV"             0.40%
    "EEB Plus 5% Roll-Up"          0.40%

------------------------

* As defined in Section 9 below

      No optional death benefit is offered if you are 80 or older at issue. No charges for optional death benefit riders are assessed during the Income Phase.

      There are no sales charges when you purchase your Contract. However, if you withdraw money from your Contract, we will, with certain exceptions, impose a withdrawal charge. Your Contract allows a "free withdrawal amount," which you may withdraw before you incur the withdrawal charge. The rest of your withdrawal is subject to a withdrawal charge equal to a percentage of each purchase payment you withdraw. Each payment begins a new 7-year period and moves down a declining surrender charge scale at each Account Anniversary. Payments received during the current Account Year will be charged 7%, if withdrawn. On your next scheduled Account Anniversary, that payment, along with any other payments made during that Account Year, will be considered to be in their second Account Year and will have a 7% withdrawal charge. On the next Account Anniversary, these payments will move into their third Account Year and will have a withdrawal charge of 6%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the purchase payment has been held in your Account. The declining scale is as follows:

NUMBER OF ACCOUNT YEARS
  PAYMENT HAS BEEN IN
     YOUR CONTRACT       WITHDRAWAL CHARGE
-----------------------  -----------------
          0-1                    7%
          1-2                    7%
          2-3                    6%
          3-4                    6%
          4-5                    5%
          5-6                    4%
          6-7                    3%
       7 or more                 0%

      If you withdraw, transfer, or annuitize money allocated to a Guarantee Period more than 30 days before the expiration date of the Guarantee Period, the amount will be subject to a Market Value Adjustment. This adjustment reflects the relationship between our current Guaranteed Interest Rates and the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if your Guaranteed Interest Rate is lower than the relevant current rate, then the adjustment will decrease your Contract value. Conversely, if your Guaranteed Interest Rate is higher than the relevant current rate, the adjustment will increase your Contract value. The Market Value Adjustment will not apply to the withdrawal of interest credited during the current Account Year, or to transfers as part of our dollar-cost averaging program.


      In addition to the charges we impose under the Contracts, there are charges (which include management fees and operating expenses) imposed by each Fund, depending upon which Funds you have selected. The investment adviser has agreed to waive or reimburse a portion of expenses for some of the Funds; without this agreement, Fund expenses could be higher. Some of these agreements may be terminated at any time.


      The following chart is designed to help you understand the expenses you will incur under your Contract, if you invest in one or more of the Sub-Accounts. The column "Total Annual Expenses" shows the sum of the "Total Annual Insurance Charges," as defined just above the chart, and the total expenses (net of any applicable expense reimbursement and/or fee waiver) for each Fund. The next two columns show two examples of the expenses, in dollars, you would pay under a Contract. The examples assume that you invested $1,000 in a Contract which earns 5% annually and that you withdraw your money (1) at the end of one year or (2) at the end of 10 years. For the first year, the Total Annual Expenses are deducted, as well as withdrawal charges. For year 10, the example shows the aggregate of all of the annual expenses deducted for the 10 years, but there is no withdrawal charge.

      During the Accumulation Phase, "Total Annual Insurance Charges" of 1.25% as shown in the table below include insurance charges of 1.15% of your daily net assets (1.00% for mortality and expense risks and 0.15% for administrative expenses) plus an additional 0.10%, which is used to represent the current $35 annual Account Fee based on an assumed Contract value of $35,000. The actual impact of the Account Fee may be greater or less than 0.10%, depending upon the value of your Contract. After the fifth Account Anniversary, we may raise the annual Account Fee, but in no event will it ever exceed $50. The 10-year total expense examples, below, reflect a $50 annual Account Fee.


                                                                                               EXAMPLES:
                                                                                         TOTAL EXPENSE AT END
                                   TOTAL ANNUAL   TOTAL ANNUAL     TOTAL          NO RIDERS(A)          WITH RIDER(B)
                                    INSURANCE         FUND         ANNUAL     --------------------   --------------------
SUB-ACCOUNT                          CHARGES        EXPENSES      EXPENSES     1 YEAR    10 YEARS     1 YEAR    10 YEARS
-----------                        ------------   ------------   ----------   --------   ---------   --------   ---------
Bond Series......................     1.25%          0.72%         1.97%        $82        $232        $85        $273
Capital Appreciation Series......     1.25%          0.75%         2.00%        $82        $235        $86        $276
Capital Opportunities Series.....     1.25%          0.79%         2.04%        $82        $239        $86        $280
Emerging Growth Series...........     1.25%          0.74%         1.99%        $82        $234        $86        $275
Emerging Markets Equity Series...     1.25%          1.57%         2.82%        $90        $317        $93        $354
Global Asset Allocation Series...     1.25%          0.90%         2.15%        $83        $251        $87        $291
Global Governments Series........     1.25%          0.94%         2.19%        $84        $255        $87        $295
Global Growth Series.............     1.25%          1.04%         2.29%        $85        $265        $88        $305
Global Health Sciences Series....     1.25%          1.25%         2.50%        $87        $286        $90        $325
Global Telecommunications
 Series..........................     1.25%          1.28%         2.53%        $87        $289        $91        $328
Global Total Return Series.......     1.25%          0.91%         2.16%        $83        $252        $87        $292
Government Securities Series.....     1.25%          0.62%         1.87%        $81        $222        $84        $263
High Yield Series................     1.25%          0.83%         2.08%        $83        $244        $86        $284
International Growth Series......     1.25%          1.24%         2.49%        $86        $285        $90        $324
International Investors Trust
 Series..........................     1.25%          1.21%         2.46%        $86        $282        $90        $321
International New Discovery
 Series..........................     1.25%          1.23%         2.48%        $86        $284        $90        $323
Managed Sectors Series...........     1.25%          0.76%         2.01%        $82        $236        $86        $277
Massachusetts Investors Growth
 Stock Series....................     1.25%          0.81%         2.06%        $82        $242        $86        $282
Massachusetts Investors Trust
 Series..........................     1.25%          0.60%         1.85%        $80        $220        $84        $261
Mid Cap Growth Series............     1.25%          0.89%         2.14%        $83        $250        $87        $290
Money Market Series..............     1.25%          0.58%         1.83%        $80        $217        $84        $259
New Discovery Series.............     1.25%          0.99%         2.24%        $84        $260        $88        $300
Research Series..................     1.25%          0.74%         1.99%        $82        $234        $86        $275
Research Growth and Income
 Series..........................     1.25%          0.88%         2.13%        $83        $249        $87        $289
Research International Series....     1.25%          1.28%         2.53%        $87        $289        $91        $328
Strategic Growth Series..........     1.25%          0.94%         2.19%        $84        $255        $87        $295
Strategic Income Series..........     1.25%          0.98%         2.23%        $84        $259        $88        $299
Technology Series................     1.25%          0.92%         2.17%        $83        $253        $87        $293
Total Return Series..............     1.25%          0.70%         1.95%        $81        $230        $85        $271
Utilities Series.................     1.25%          0.80%         2.05%        $82        $240        $86        $281
Value Series.....................     1.25%          0.87%         2.12%        $83        $248        $87        $288


------------------------------
(a) Assuming no optional death benefit riders have been elected.


(b) Assuming EEB Plus MAV optional death benefit rider has been elected.



       If your initial purchase payment is $1,000,000 or more, we will reduce your insurance charges by 0.15%.


      If you annuitize before your 7th Account Anniversary, we will increase your insurance charges by 0.25% during the Income Phase.

      For more detailed information about Contract fees and expenses, please refer to the fee table and discussion of Contract charges contained in the full Prospectus which accompanies this Profile.

      6. TAXES

      Under current federal tax laws, your earnings are not taxed until you take them out of your Contract. If you take money out, earnings come out first and are taxed as income. If your Contract is funded with pre-tax or tax-deductible dollars (such as with a pension or IRA contribution) -- we call this a Qualified Contract -- your entire withdrawal will be taxable. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the earnings. Annuity payments during the Income Phase are considered in part a return of your original investment. That portion of each payment is not taxable, except under a Qualified Contract, in which case the entire payment will be taxable. In all cases, you should consult with your tax adviser for specific tax information.

      Different laws apply if your Contract is issued in Puerto Rico. Under the tax laws of Puerto Rico, when an annuity payment is made under your Contract, your annuitant or any other payee is required to include as gross income the lesser of amounts received during the taxable year or the portion of each annuity payment equal to 3% of the aggregate purchase payments you made under the Contract. The amount if any, in excess of the included amount is excluded from gross income. After an amount equal to the aggregate amount excluded from gross income has been received, all of the annuity payments are considered to be taxable income.

      You should consult with your tax adviser for specific tax information.

      7. ACCESS TO YOUR MONEY

      You can withdraw money from your Contract at any time during the Accumulation Phase. You may withdraw a portion of the value of your Contract in each year without the imposition of the withdrawal charge. In the first Account Year, the portion of your Account that is not subject to a withdrawal charge is equal to 15% of all purchase payments made during that Account Year. After your first Account Anniversary, the portion of your Account that is not subject to a withdrawal charge is 100% of all purchase payments made prior to the last 7 Account Years not previously withdrawn PLUS the greater of (1) 15% of all purchase payments you have made in the last 7 years minus any free withdrawals taken the current Account Year or (2) all earnings minus any withdrawals taken during the life of the Contract. All other purchase payments you withdraw will be subject to a withdrawal charge ranging from 7% to 3%. You may also be required to pay income tax and possible tax penalties on any money you withdraw.

      We do not assess a withdrawal charge upon annuitization or transfers. In certain circumstances, we will waive the withdrawal charges for a full or partial withdrawal when you are confined to an eligible nursing home. In addition, there may be other circumstances under which we may waive the withdrawal charge.

      In addition to the withdrawal charge, amounts you withdraw, transfer or annuitize from the Fixed Account before your Guarantee Period has ended may be subject to a Market Value Adjustment.

      8. PERFORMANCE


      If you invest in one or more Sub-Accounts, the value of your Contract will increase or decrease depending upon the investment performance of the Funds you choose. The following chart shows total return for investment in the Sub-Accounts where the corresponding Series has had at least one full calendar year of operations. The returns reflect all charges and deductions of the Series and Sub-Account, including the annual Account Fee. They do not reflect deduction of any withdrawal charges or premium taxes. NOR DO THEY REFLECT THE DEDUCTION OF ANY CHARGES FOR OPTIONAL DEATH BENEFIT RIDERS. THESE DEDUCTIONS, IF INCLUDED, WOULD REDUCE THE PERFORMANCE SHOWN. Past performance is not a guarantee of future results.

SUB-ACCOUNT                                  2000       1999       1998       1997       1996       1995       1994       1993
-----------                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Bond Series.............................      8.88%     (2.96%)       --         --         --         --         --         --
Capital Appreciation Series.............    (12.50%)    30.92%     27.01%     21.48%     19.85%     32.66%     (4.88%)    16.43%
Capital Opportunities Series............     (6.04%)    45.70%     25.28%     25.88%        --         --         --         --
Emerging Growth Series..................    (20.06%)    73.50%     32.09%     20.31%     15.53%        --         --         --
Emerging Markets Equity Series..........    (23.66%)    50.50%    (30.85%)     8.93%        --         --         --         --
Global Asset Allocation Series..........     (3.51%)    17.02%      5.15%      9.39%     14.43%     20.00%        --         --
Global Governments Series...............      0.04%     (6.37%)    13.95%     (2.09%)     3.26%     14.15%     (5.76%)    17.31%
Global Growth Series....................    (14.19%)    65.12%     13.04%     13.78%     11.57%     14.44%      1.55%        --
Global Total Return Series..............      1.04%      7.05%     16.79%     12.13%     12.73%     16.34%        --         --
Government Securities Series............     10.72%     (3.16%)     7.31%      7.30%      0.26%     16.07%     (3.46%)     7.22%
High Yield Series.......................     (7.92%)     5.49%     (0.71%)    11.70%     10.61%     15.47%     (3.53%)    16.16%
International Growth Series.............     (8.93%)    33.56%      0.58%     (2.94%)       --         --         --         --
International Investors Trust Series....     (3.58%)    15.78%     20.01%      5.10%      3.48%        --         --         --
Managed Sectors Series..................    (21.78%)    83.16%     10.85%     23.95%     16.01%     30.49%     (3.23%)     2.67%
Massachusetts Investors Growth Stock
  Series................................     (7.28%)    34.02%        --         --         --         --         --         --
Massachusetts Investors Trust Series....     (1.14%)     5.83%     22.20%     30.19%     23.72%     35.59%     (2.42%)     6.97%
Money Market Series.....................      4.64%      3.36%      3.65%      3.67%      3.52%      4.05%      2.32%      1.26%
New Discovery Series....................     (0.86%)    58.09%        --         --         --         --         --         --
Research Series.........................     (5.30%)    22.56%     22.00%     19.21%     22.15%     35.59%        --         --
Research Growth and Income Series.......      1.82%      6.79%     20.56%        --         --         --         --         --
Research International Series...........     (9.09%)    52.93%        --         --         --         --         --         --
Strategic Growth Series.................    (11.09%)    19.83%        --         --         --         --         --         --
Strategic Income Series.................      1.62%     21.93%        --         --         --         --         --         --
Total Return Series.....................     15.33%      1.53%     10.28%     20.33%     12.53%     25.08%     (3.56%)    11.87%
Utilities Series........................      5.65%     29.57%     16.04%     30.95%     18.72%     30.63%     (6.21%)       --
Value Series............................     28.60%      5.69%        --         --         --         --         --         --

SUB-ACCOUNT                                 1992       1991       1990
-----------                               ---------  ---------  ---------
Bond Series.............................       --         --         --
Capital Appreciation Series.............    11.68%     39.04%    (10.87%)
Capital Opportunities Series............       --         --         --
Emerging Growth Series..................       --         --         --
Emerging Markets Equity Series..........       --         --         --
Global Asset Allocation Series..........       --         --         --
Global Governments Series...............    (0.86%)    13.25%     11.82%
Global Growth Series....................       --         --         --
Global Total Return Series..............       --         --         --
Government Securities Series............     5.29%     14.32%      7.41%
High Yield Series.......................    13.49%     45.64%    (15.50%)
International Growth Series.............       --         --         --
International Investors Trust Series....       --         --         --
Managed Sectors Series..................     5.06%     59.82%    (11.65%)
Massachusetts Investors Growth Stock
  Series................................       --         --         --
Massachusetts Investors Trust Series....     4.20%     35.02%     (4.71%)
Money Market Series.....................     1.96%      4.38%      6.41%
New Discovery Series....................       --         --         --
Research Series.........................       --         --         --
Research Growth and Income Series.......       --         --         --
Research International Series...........       --         --         --
Strategic Growth Series.................       --         --         --
Strategic Income Series.................       --         --         --
Total Return Series.....................     6.92%     20.02%      1.30%
Utilities Series........................       --         --         --
Value Series............................       --         --         --


      9. DEATH BENEFIT

      If you die before the Contract reaches the Income Phase, the beneficiary will receive a death benefit. To calculate the death benefit, we use a "Death Benefit Date," which is the earliest date we have both due proof of death and a written request specifying the manner of payment.

      BASIC DEATH BENEFIT

      If you were 85 or younger when we issued your Contract, the death benefit is the greatest of:

     (1) the value of the Contract on the Death Benefit Date;

     (2) the amount we would pay in the event of a full surrender of the Contract on the Death Benefit Date; and

     (3) your total purchase payments (adjusted for partial withdrawals) calculated as of the Death Benefit Date.

      If you were 86 or older when we issued your Contract, the death benefit is equal to the amount set forth in (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your account value.

      OPTIONAL DEATH BENEFIT RIDERS


      Subject to availability in your state, if you are 79 or younger when we issue your Contract, you may enhance this basic death benefit by electing one or more of the following optional death benefit riders. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D-H.


     MAXIMUM ANNIVERSARY ACCOUNT VALUE RIDER ("MAV")

      If you elect the Maximum Anniversary Account Value Rider, the death benefit is the greater of:

     -  the amount payable under basic death benefit above, or

     - your highest Contract value on any Account Anniversary before your 81st birthday, adjusted for any subsequent purchase payments, partial withdrawals, and charges made between that Account Anniversary and the Death Benefit Date.

     5% PREMIUM ROLL-UP RIDER ("5% ROLL-UP")

      If you elect the 5% Premium Roll-Up Rider, the death benefit is the greatest of:

     -  the amount payable under basic death benefit above, or

     - the sum of your total purchase payment plus interest accruals, adjusted for partial withdrawals.

      Under this rider, interest accrues at 5% per year on purchase payments and transfers to the Variable Account while they remain in the Variable Account. The 5% accruals will continue until the earlier of:

     -  first day of the month following your 80th birthday, or

     - the day the death benefit amount under this rider equals twice the total of the purchase payments and transferred amounts adjusted for withdrawals.

     EARNINGS ENHANCEMENT ("EEB") RIDER

      If you elect this EEB Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB amount." Calculated as of your Death Benefit Date, the "EEB amount" is determined as follows:

     - If you are 69 or younger on your Contract Date, the "EEB amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death.

     - If you are between the ages of 70 and 79 on your Contract Date, the "EEB amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 25% of the Net Purchase Payments prior to your death.


     EARNINGS ENHANCEMENT PLUS ("EEB PLUS") RIDER*


      If you elect this EEB Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Plus amount." Calculated as of the Death Benefit Date, the "EEB Plus amount" is determined as follows:


     - If you are 69 or younger on your Contract Date, the "EEB Plus amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 100% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made within the twelve months prior to your death.



     - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



     EARNINGS ENHANCEMENT PLUS WITH MAV ("EEB PLUS MAV") RIDER*


      If you elect this EEB Plus MAV Rider, your death benefit will be the death benefit payable under the MAV Rider PLUS the "EEB Plus MAV amount." Calculated as of your Death Benefit Date, the "EEB Plus MAV amount" is as follows:


     - If you are 69 or younger on your Contract Date, the "EEB Plus MAV amount" will be 40% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



     - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus MAV amount" will be 25% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made

*See Section 6. "Taxes" if this Optional Death Benefit is being considered for an IRA plan.

 prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



     EARNINGS ENHANCEMENT PLUS WITH 5% ROLL-UP ("EEB PLUS 5% ROLL-UP") RIDER*


      If you elect this EEB Plus 5% Roll-Up Rider, your death benefit will be the death benefit payable under the 5% Roll-Up Rider PLUS the "EEB Plus 5% Roll-Up amount." Calculated as of your Death Benefit Date, the "EEB Plus 5% Roll-Up amount" is determined as follows:


     - If you are 69 or younger on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 40% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



     - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 25% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.


     SELECTING MULTIPLE DEATH BENEFIT RIDERS

      The MAV Rider, the 5% Roll-Up Rider, and the EEB Rider can be combined. If you elect more than one of these three optional death benefit riders, your death benefit will be calculated as follows:

     - MAV RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider and the death benefit under the 5% Roll-Up Rider.

     - MAV RIDER COMBINED WITH EEB RIDER: The death benefit will equal the death benefit under the MAV Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the MAV Rider.

     - EEB RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider.

     - MAV RIDER, THE 5% ROLL-UP RIDER AND THE EEB RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider or the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider and the MAV Rider.

      The EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Riders are designed to be "comprehensive" riders and may not be combined with each other or with any of the other death benefit riders.


      If your spouse is your beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the value of your Contract will be equal to your Contract's death benefit amount. All Contract provisions, including any death benefit riders you selected, will continue as if your spouse purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating the death benefits and expenses from that date forward, your spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.


      10. OTHER INFORMATION


      FREE LOOK. Depending upon applicable state or federal law, if you cancel your Contract within 10 days after receiving it, we will send you the value of your Contract as of the day we received your cancellation request (this may be more or less than the original purchase payment) and we will not

*See Section 6. "Taxes" if this Optional Death Benefit is being considered for an IRA plan.

deduct a withdrawal charge. However, based upon applicable state or federal law, we will refund the full amount of any purchase payment(s) we receive and the "free look" period may be greater than 10 days.

      NO PROBATE. In most cases, when you die, the beneficiary will receive the death benefit without going through probate. However, avoiding probate does not mean that the beneficiary will not have a tax liability as a result of receiving the death benefit.


      WHO SHOULD PURCHASE A CONTRACT? The Contract is designed for those seeking long-term tax-deferred accumulation of assets and annuity features, generally for retirement or other long-term investment purposes. The tax-deferred feature is most attractive to purchasers in high federal and state income tax brackets. You should note that qualified retirement investments automatically provide tax deferral regardless of whether or not the underlying contract is an annuity. You should not buy a Contract if you are looking for a short-term investment or if you do not wish to risk a decrease in the value of your investment. If this Contract is being considered as a replacement of another contract, you should compare this Contract's benefits and charges against the benefits and charges of the contract that is being replaced.


      CONFIRMATIONS AND QUARTERLY STATEMENTS. You will receive a confirmation or an acknowledgment of transactions within your Contract, except for those transactions which are part of an automated program, such as Dollar-Cost Averaging, Asset Allocation, Systematic Withdrawal and/or Portfolio Rebalancing. On a quarterly basis, you will receive a complete statement of your transactions over the past quarter and a summary of your Account values at the end of that period.

      ADDITIONAL FEATURES. The Contract offers the following additional convenient features, which you may choose at no extra charge. These features may be started or discontinued at any time by either you or the Company; however, we may require up to a 30-day notice.

      DOLLAR-COST AVERAGING -- This program lets you invest gradually in up to 12 Sub-Accounts.

      ASSET ALLOCATION -- This program rebalances your Account balance based on the terms of the program. Different asset allocation models may be available over the lifetime of the Contract; however, only one program can be in effect at any one time.

      SYSTEMATIC WITHDRAWAL PROGRAM -- This program allows you to receive monthly, quarterly, semi-annual or annual payments during the Accumulation Phase.

      PORTFOLIO REBALANCING PROGRAM -- Under this program, we automatically reallocate your investments in the Sub-Accounts to maintain the proportions you select. You can elect rebalancing on a quarterly, semi-annual or annual basis.

      SECURED FUTURE PROGRAM -- This program guarantees the return of your purchase payment by investing a portion of your investment into a Guarantee Period, and also allows you to allocate a portion of your investment to one or more Sub-Accounts.

      11. INQUIRIES

      If you would like more information about buying a Contract, please contact your broker or registered representative. If you have any other questions, please contact us at:

     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     C/O RETIREMENT PRODUCTS AND SERVICES
     P.O. BOX 1024
     BOSTON, MASSACHUSETTS 02103
     TELEPHONE: TOLL FREE (800) 752-7215

                                                                      PROSPECTUS
                                                                     MAY 1, 2001

                               MFS REGATTA CHOICE

      Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.


      You may choose among 31 variable investment options and a range of fixed options. The variable options are Sub-Accounts in the Variable Account, each of which invests in one of the following series of the MFS/Sun Life Series Trust (the "Funds"). The MFS/Sun Life Series Trust (the "Series Fund") is a mutual fund advised by our affiliate, Massachusetts Financial Services Company:



Bond Series                                    Managed Sectors Series
Capital Appreciation Series                    Massachusetts Investors Growth Stock Series
Capital Opportunities Series                   Massachusetts Investors Trust Series
Emerging Growth Series                         Mid Cap Growth Series
Emerging Markets Equity Series                 Money Market Series
Global Asset Allocation Series                 New Discovery Series
Global Governments Series                      Research Series
Global Growth Series                           Research Growth and Income Series
Global Health Sciences Series                  Research International Series
Global Telecommunications Series               Strategic Growth Series
Global Total Return Series                     Strategic Income Series
Government Securities Series                   Technology Series
High Yield Series                              Total Return Series
International Growth Series                    Utilities Series
International Investors Trust Series           Value Series
International New Discovery Series


      The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

      THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE SERIES FUND. PLEASE READ THIS PROSPECTUS AND THE SERIES FUND PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP THEM FOR FUTURE REFERENCE. THEY CONTAIN IMPORTANT INFORMATION ABOUT THE CONTRACTS AND THE FUNDS.

      We have filed a Statement of Additional Information dated May 1, 2001 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page ___ of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ANY REFERENCE IN THIS PROSPECTUS TO RECEIPT BY US MEANS RECEIPT AT THE FOLLOWING
ADDRESS:

     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     C/O RETIREMENT PRODUCTS AND SERVICES
     P.O. BOX 1024
     BOSTON, MASSACHUSETTS 02103

                               TABLE OF CONTENTS


                                                                PAGE
Special Terms                                                        4
Expense Summary                                                      4
Summary of Contract Expenses                                         4
Underlying Fund Annual Expenses                                      5
Examples                                                             7
Condensed Financial Information                                     11
The Annuity Contract                                                11
Communicating To Us About Your Contract                             11
Sun Life Assurance Company of Canada (U.S.)                         12
The Variable Account                                                12
Variable Account Options: The Funds                                 12
The Fixed Account                                                   15
The Fixed Account Options: The Guarantee Periods                    15
The Accumulation Phase                                              15
    Issuing Your Contract                                           16
    Amount and Frequency of Purchase Payments                       16
    Allocation of Net Purchase Payments                             16
    Your Account                                                    16
    Your Account Value                                              16
    Variable Account Value                                          16
    Fixed Account Value                                             17
    Transfer Privilege                                              18
    Waivers; Reduced Charges; Credits; Special Guaranteed
     Interest Rates                                                 19
    Optional Programs                                               20
Withdrawals, Withdrawal Charge and Market Value Adjustment          21
    Cash Withdrawals                                                21
    Withdrawal Charge                                               22
    Types of Withdrawals Not Subject to Withdrawal Charge           24
    Market Value Adjustment                                         24
Contract Charges                                                    25
    Account Fee                                                     25
    Administrative Expense Charge                                   26
    Mortality and Expense Risk Charge                               26
    Charges for Optional Death Benefit Riders                       26
    Premium Taxes                                                   26
    Fund Expenses                                                   27
    Modification in the Case of Group Contracts                     27
Death Benefit                                                       27
    Amount of Death Benefit                                         27
    The Basic Death Benefit                                         27
    Optional Death Benefit Riders                                   28
    Spousal Continuance                                             30
    Calculating the Death Benefit                                   30
    Method of Paying Death Benefit                                  30
    Non-Qualified Contracts                                         31
    Selection and Change of Beneficiary                             31
    Payment of Death Benefit                                        31
    Due Proof of Death                                              31
The Income Phase -- Annuity Provisions                              31
    Selection of the Annuitant or Co-Annuitant                      32
    Selection of the Annuity Commencement Date                      32
    Annuity Options                                                 33
    Selection of Annuity Option                                     33
    Amount of Annuity Payments                                      34
    Exchange of Variable Annuity Units                              35
    Account Fee                                                     35
    Annuity Payment Rates                                           35

    Annuity Options as Method of Payment for Death Benefit          35
Other Contract Provisions                                           35
    Exercise of Contract Rights                                     35
    Change of Ownership                                             36
    Voting of Fund Shares                                           36
    Periodic Reports                                                37
    Substitution of Securities                                      37
    Change in Operation of Variable Account                         37
    Splitting Units                                                 38
    Modification                                                    38
    Discontinuance of New Participants                              38
    Reservation of Rights                                           38
    Right to Return                                                 38
Tax Considerations                                                  39
    U.S. Federal Income Tax Considerations                          39
        DEDUCTIBILITY OF PURCHASE PAYMENTS                          39
        PRE-DISTRIBUTION TAXATION OF CONTRACTS                      39
        DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED
        CONTRACTS                                                   39
        DISTRIBUTION AND WITHDRAWALS FROM QUALIFIED
        CONTRACTS                                                   40
        WITHHOLDING                                                 41
        INVESTMENT DIVERSIFICATION AND CONTROL                      41
        TAX TREATMENT OF THE COMPANY AND THE VARIABLE
        ACCOUNT                                                     41
        QUALIFIED RETIREMENT PLANS                                  41
        PENSION AND PROFIT-SHARING PLANS                            41
        TAX-SHELTERED ANNUITIES                                     42
        INDIVIDUAL RETIREMENT ACCOUNTS                              42
        ROTH IRAS                                                   42
        STATUS OF OPTIONAL DEATH BENEFIT RIDERS                     42
    Puerto Rico Tax Considerations                                  43
Administration of the Contract                                      43
Distribution of the Contract                                        43
Performance Information                                             44
Available Information                                               45
Incorporation of Certain Documents by Reference                     45
State Regulation                                                    46
Legal Proceedings                                                   46
Accountants                                                         46
Financial Statements                                                46
Table of Contents of Statement of Additional Information            47
Appendix A -- Glossary                                              49
Appendix B -- Withdrawals, Withdrawal Charges and the Market
 Value Adjustment                                                   52
Appendix C -- Calculation of Basic Death Benefit                    55
Appendix D -- Calculation of Earnings Enhancement Optional
 Death Benefit Rider                                                56
Appendix E -- Calculation of Death Benefit When EEB and MAV
 and 5% Roll-Up Riders are Selected                                 57
Appendix F -- Calculation of Earnings Enhancement Plus
 Optional Death Benefit                                             58
Appendix G -- Calculation of Earnings Enhancement Plus With
 MAV Optional Death Benefit                                         59
Appendix H -- Calculation of Earnings Enhancement Plus With
 5% Roll-up Optional Death Benefit                                  60
Appendix I -- Condensed Financial Information --
 Accumulation Unit Values                                           61

                                 SPECIAL TERMS

      Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

                                EXPENSE SUMMARY

      The purpose of the following table is to help you understand the costs and expenses that you will bear directly and indirectly under a Contract WHEN YOU ALLOCATE MONEY TO THE VARIABLE ACCOUNT. The table reflects expenses of the Variable Account as well as of each Fund. The table should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus, and with the Funds' prospectus(es). In addition to the expenses listed below, we may deduct premium taxes, where required by state law.

                          SUMMARY OF CONTRACT EXPENSES

TRANSACTION EXPENSES
Sales Load Imposed on Purchase Payments.....................   $  0
Deferred Sales Load (as a percentage of Purchase Payments
  withdrawn) (1)
  Number of complete Account Years Purchase Payment in
    Account
    0-1.....................................................      7%
    1-2.....................................................      7%
    2-3.....................................................      6%
    3-4.....................................................      6%
    4-5.....................................................      5%
    5-6.....................................................      4%
    6-7.....................................................      3%
    7 or more...............................................      0%
Transfer Fee (2)............................................   $ 15
ANNUAL ACCOUNT FEE per Contract or Certificate (3)..........   $ 50
VARIABLE ACCOUNT ANNUAL EXPENSES (as a percentage of average
  Variable Account assets)

 FOR CONTRACTS WITH AN INITIAL                     FOR CONTRACTS WITH AN INITIAL
 PURCHASE PAYMENT                                  PURCHASE PAYMENT
 LESS THAN $1,000,000:                             OF $1,000,000 OR MORE:
 Mortality and Expense Risks                       Mortality and Expense Risks
 Charge (4)..............................  1.00%   Charge (4)..............................  0.85%
 Administrative Expenses Charge..........  0.15%   Administrative Expenses Charge..........  0.15%
                                           ====                                              ====
 Total Variable Annuity Annual Expenses..  1.15%   Total Variable Annuity Annual Expenses..  1.00%

 DEATH BENEFIT CHARGE (if one or more of the optional death benefit riders is elected)


                                % OF AVERAGE
     RIDER(S) ELECTED(5)        DAILY VALUE
     -------------------        ------------
            "EEB"                  0.15%
            "MAV"                  0.15%
         "5% Roll-Up"              0.15%
       "EEB" and "MAV"             0.25%
    "EEB" and "5% Roll-Up"         0.25%
    "MAV" and "5% Roll-Up"         0.25%
          "EEB Plus"               0.25%
   "EEB" and "MAV" and "5%
           Roll-Up"                0.40%
        "EEB Plus MAV"             0.40%
    "EEB Plus 5% Roll-Up"          0.40%


------------------------
(1) A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge.
(2) Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. In addition, a Market Value Adjustment may be imposed on amounts transferred from or within the Fixed Account.
(3) The annual Account Fee is currently $35. After the fifth Account Year, the fee may be changed annually, but it will never exceed $50.
(4) We will assess an additional 0.25% during the Income Phase on Contracts that annuitize before their seventh Contract Anniversary.
(5) The optional death benefit riders are defined under "Death Benefit."

                      UNDERLYING FUND ANNUAL EXPENSES (1)
                      (AS A PERCENTAGE OF FUND NET ASSETS)



                                                                                TOTAL ANNUAL FUND
                                                                OTHER FUND       EXPENSES AFTER
                                                MANAGEMENT    EXPENSES AFTER       AND BEFORE
FUND                                               FEES      REIMBURSEMENT(2)   REIMBURSEMENT(2)
----                                            ----------   ----------------   -----------------
Bond Series...................................    0.60%           0.12%               0.72%
Capital Appreciation Series...................    0.71%           0.04%               0.75%
Capital Opportunities Series..................    0.71%           0.08%               0.79%
Emerging Growth Series........................    0.69%           0.05%               0.74%
Emerging Market Series........................    1.25%           0.32%               1.57%
Global Asset Allocation Series................    0.75%           0.15%               0.90%
Global Governments Series.....................    0.75%           0.19%               0.94%
Global Growth Series..........................    0.90%           0.14%               1.04%
Global Health Sciences Series (3).............    1.00%           0.25%               1.25 %  [1.46%]
Global Telecommunications Series (3)..........    1.00%           0.28%               1.28 %  [8.50%]
Global Total Return Series....................    0.75%           0.16%               0.91%
Government Securities Series..................    0.55%           0.07%               0.62%
High Yield Series.............................    0.75%           0.08%               0.83%
International Growth Series...................    0.98%           0.26%               1.24%
International Investors Trust Series..........    0.98%           0.23%               1.21%
International New Discoveries Series (3)......    0.98%           0.25%               1.23 %  [1.44%]
Managed Sectors Series........................    0.71%           0.05%               0.76%
Massachusetts Investors Growth Stock Series...    0.75%           0.06%               0.81%
Massachusetts Investors Trust Series..........    0.55%           0.05%               0.60%
Mid Cap Growth Series (3).....................    0.75%           0.14%               0.89%
Money Market Series...........................    0.50%           0.08%               0.58%
New Discovery Series..........................    0.90%           0.09%               0.99%
Research Series...............................    0.69%           0.05%               0.74%
Research Growth and Income Series.............    0.75%           0.13%               0.88%
Research International Series.................    1.00%           0.28%               1.28%
Strategic Growth Series.......................    0.75%           0.19%               0.94%
Strategic Income Series.......................    0.75%           0.23%               0.98%
Technology Series (3).........................    0.75%           0.17%               0.92%
Total Return Series...........................    0.66%           0.04%               0.70%
Utilities Series..............................    0.72%           0.08%               0.80%
Value Series..................................    0.75%           0.12%               0.87%


------------------------


(1) The information relating to Fund expenses was provided by the Fund and we have not independently verified it. You should consult the Fund prospectus for more information about Fund expenses. All expense figures are shown after expense reimbursements or waivers, except for the bracketed figures which show what the expense figures would have been absent reimbursement. All expense figures are based on actual expenses for the fiscal year ended December 31, 2000, except that the expense figures shown for Funds with less than 12 months of investment experience are estimates for the year 2001. Such Funds include the Global Health Sciences Series, Global Telecommunications Series, International New Discovery Series, the Mid Cap Growth Series, and the Technology Series.

(2) Each Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. Each Fund may enter into such other arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Fund Expenses" in the table. Had these fee reimbursements been taken into account, "Total Annual Fund Expenses" for certain of the Funds would be as follows:



Bond Series.................................................   0.70%
Capital Appreciation Series.................................   0.74%
Emerging Growth Series......................................   0.73%
Emerging Markets Equity Series..............................   1.55%
Global Asset Allocation Series..............................   0.89%
Global Governments Series...................................   0.93%
Global Growth Series........................................   1.03%
Global Telecommunications Series............................   1.25%
Global Total Return Series..................................   0.90%
High Yield Series...........................................   0.82%
International Growth Series.................................   1.23%
Massachusetts Investors Trust Series........................   0.59%
Mid Cap Growth Series.......................................   0.87%
Research Growth and Income Series...........................   0.87%
Research International Series...............................   1.27%
Strategic Growth Series.....................................   0.92%
Strategic Income Series.....................................   0.96%
Technology Series...........................................   0.90%
Total Return Series.........................................   0.69%
Utilities Series............................................   0.79%
Value Series................................................   0.86%



(3) MFS has contractually agreed to bear the expenses of the Global Health Series, Global Telecommunications Series, and International New Discovery Series such that "Other Fund Expenses," after taking into account the expense offset arrangement described in Footnote (2), above, do not exceed 0.25% annually. These contractual fee arrangements will continue until at least May 1, 2002, unless changed with the consent of the Series Fund's Board of Directors; provided, however, that a Fund's contractual fee arrangement will terminate prior to May 1, 2002, in the event that the Fund's "Other Fund Expenses" equal or fall below 0.25% annually.

                                    EXAMPLES

      If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $35,000, a 5% annual return, and no optional death benefit riders have been elected:


                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Bond Series.................................................    $82        $118       $156       $232
Capital Appreciation Series.................................    $82        $119       $158       $235
Capital Opportunities Series................................    $82        $120       $160       $239
Emerging Growth Series......................................    $82        $119       $157       $234
Emerging Markets Equity Series..............................    $90        $142       $197       $317
Global Asset Allocation Series..............................    $83        $124       $165       $251
Global Governments Series...................................    $84        $125       $167       $255
Global Growth Series........................................    $85        $128       $172       $265
Global Health Sciences Series...............................    $87        $133       $182       $286
Global Telecommunications Series............................    $87        $134       $184       $289
Global Total Return Series..................................    $83        $124       $166       $252
Government Securities Series................................    $81        $116       $151       $222
High Yield Series...........................................    $83        $122       $162       $244
International Growth Series.................................    $86        $133       $182       $285
International Investors Trust Series........................    $86        $132       $180       $282
International New Discovery Series..........................    $86        $133       $181       $284
Managed Sectors Series......................................    $82        $120       $158       $236
Massachusetts Investors Growth Stock Series.................    $82        $121       $161       $242
Massachusetts Investors Trust Series........................    $80        $115       $150       $220
Mid Cap Growth Series.......................................    $83        $123       $165       $250
Money Market Series.........................................    $80        $114       $149       $217
New Discovery Series........................................    $84        $126       $170       $260
Research Series.............................................    $82        $119       $157       $234
Research Growth and Income Series...........................    $83        $123       $164       $249
Research International Series...............................    $87        $134       $184       $289
Strategic Growth Series.....................................    $84        $125       $167       $255
Strategic Income Series.....................................    $84        $126       $169       $259
Technology Series...........................................    $83        $124       $166       $253
Total Return Series.........................................    $81        $118       $155       $230
Utilities Series............................................    $82        $121       $160       $240
Value Series................................................    $83        $123       $164       $248

      If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $35,000, a 5% annual return, and the EEB Plus MAV optional death benefit rider has been elected:



                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Bond Series.................................................    $85        $130       $176       $273
Capital Appreciation Series.................................    $86        $131       $177       $276
Capital Opportunities Series................................    $86        $132       $179       $280
Emerging Growth Series......................................    $86        $130       $177       $275
Emerging Markets Equity Series..............................    $93        $153       $215       $354
Global Asset Allocation Series..............................    $87        $135       $184       $291
Global Governments Series...................................    $87        $136       $186       $295
Global Growth Series........................................    $88        $139       $191       $305
Global Health Sciences Series...............................    $90        $145       $201       $325
Global Telecommunications Series............................    $91        $145       $202       $328
Global Total Return Series..................................    $87        $135       $185       $292
Government Securities Series................................    $84        $127       $171       $263
High Yield Series...........................................    $86        $133       $181       $284
International Growth Series.................................    $90        $144       $200       $324
International Investors Trust Series........................    $90        $144       $199       $321
International New Discovery Series..........................    $90        $144       $200       $323
Managed Sectors Series......................................    $86        $131       $178       $277
Massachusetts Investors Growth Stock Series.................    $86        $132       $180       $282
Massachusetts Investors Trust Series........................    $84        $126       $170       $261
Mid Cap Growth Series.......................................    $87        $135       $184       $290
Money Market Series.........................................    $84        $126       $169       $259
New Discovery Series........................................    $88        $137       $189       $300
Research Series.............................................    $86        $130       $177       $275
Research Growth and Income Series...........................    $87        $134       $184       $289
Research International Series...............................    $91        $145       $202       $328
Strategic Growth Series.....................................    $87        $136       $186       $295
Strategic Income Series.....................................    $88        $137       $188       $299
Technology Series...........................................    $87        $135       $185       $293
Total Return Series.........................................    $85        $129       $175       $271
Utilities Series............................................    $86        $132       $180       $281
Value Series................................................    $87        $134       $183       $288

      If you do NOT surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $35,000, a 5% annual return and no option death benefit riders have been elected:


                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Bond Series.................................................    $20        $62        $106       $232
Capital Appreciation Series.................................    $20        $63        $108       $235
Capital Opportunities Series................................    $21        $64        $110       $239
Emerging Growth Series......................................    $20        $62        $107       $234
Emerging Markets Equity Series..............................    $29        $87        $149       $317
Global Asset Allocation Series..............................    $22        $67        $115       $251
Global Governments Series...................................    $22        $69        $117       $255
Global Growth Series........................................    $23        $72        $123       $265
Global Health Sciences Series...............................    $25        $78        $133       $286
Global Telecommunications Series............................    $26        $79        $135       $289
Global Total Return Series..................................    $22        $68        $116       $252
Government Securities Series................................    $19        $59        $101       $222
High Yield Series...........................................    $21        $65        $112       $244
International Growth Series.................................    $25        $78        $133       $285
International Investors Trust Series........................    $25        $77        $131       $282
International New Discovery Series..........................    $25        $77        $132       $284
Managed Sectors Series......................................    $20        $63        $108       $236
Massachusetts Investors Growth Stock Series.................    $21        $65        $111       $242
Massachusetts Investors Trust Series........................    $19        $58        $100       $220
Mid Cap Growth Series.......................................    $22        $67        $115       $250
Money Market Series.........................................    $19        $58        $ 99       $217
New Discovery Series........................................    $23        $70        $120       $260
Research Series.............................................    $20        $62        $107       $234
Research Growth and Income Series...........................    $22        $67        $114       $249
Research International Series...............................    $26        $79        $135       $289
Strategic Growth Series.....................................    $22        $69        $117       $255
Strategic Income Series.....................................    $23        $70        $119       $259
Technology Series...........................................    $22        $68        $116       $253
Total Return Series.........................................    $20        $61        $105       $230
Utilities Series............................................    $21        $64        $110       $240
Value Series................................................    $22        $66        $114       $248

      If you do NOT surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $35,000, a 5% annual return, and the EEB Plus MAV optional death benefit rider has been elected:



                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Bond Series.................................................    $24        $74        $127       $273
Capital Appreciation Series.................................    $24        $75        $128       $276
Capital Opportunities Series................................    $25        $76        $130       $280
Emerging Growth Series......................................    $24        $75        $128       $275
Emerging Markets Series.....................................    $32        $99        $168       $354
Global Asset Allocation Series..............................    $26        $79        $136       $291
Global Governments Series...................................    $26        $81        $138       $295
Global Growth Series........................................    $27        $84        $142       $305
Global Health Sciences Series...............................    $29        $90        $153       $325
Global Telecommunications Series............................    $30        $91        $154       $328
Global Total Return Series..................................    $26        $80        $136       $292
Government Securities Series................................    $23        $71        $122       $263
High Yield Series...........................................    $25        $77        $132       $284
International Growth Series.................................    $29        $89        $152       $324
International Investors Trust Series........................    $29        $89        $151       $321
International New Discovery Series..........................    $29        $89        $152       $323
Managed Sectors Series......................................    $24        $75        $129       $277
Massachusetts Investors Growth Stock Series.................    $25        $77        $131       $282
Massachusetts Investors Trust Series........................    $23        $70        $120       $261
Mid Cap Growth Series.......................................    $26        $79        $135       $290
Money Market Series.........................................    $23        $70        $119       $259
New Discovery Series........................................    $27        $82        $140       $300
Research Series.............................................    $24        $75        $128       $275
Research Growth and Income Series...........................    $26        $79        $135       $289
Research International Series...............................    $30        $91        $154       $328
Strategic Growth Series.....................................    $26        $81        $138       $295
Strategic Income Series.....................................    $27        $82        $140       $299
Technology Series...........................................    $26        $80        $137       $293
Total Return Series.........................................    $24        $73        $126       $271
Utilities Series............................................    $25        $76        $131       $281
Value Series................................................    $26        $78        $134       $288



      THE EXAMPLES SHOULD NOT BE CONSIDERED TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN. THE EXAMPLES ASSUME THAT ALL CURRENT WAIVERS AND REIMBURSEMENTS CONTINUE THROUGHOUT ALL PERIODS.

                        CONDENSED FINANCIAL INFORMATION



      Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix I.


                              THE ANNUITY CONTRACT

      Sun Life Assurance Company of Canada (U.S.) (the "Company", "we" or "us") and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual owner of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

      In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

      Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. It provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing one or more optional death benefit riders and paying an additional charge for each optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

      You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your benefits will be responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from different types of investments. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity might not exceed our minimum guaranteed rate, which is 3% per year during the Accumulation Phase and 2.5% per year during the Income Phase, compounded annually.

      The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts."

                    COMMUNICATING TO US ABOUT YOUR CONTRACT

      All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

      Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing

Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

      When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

      We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, and Puerto Rico, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

      We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

                              THE VARIABLE ACCOUNT

      We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors.The Variable Account funds the Contract and various other variable annuity and variable life insurance product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

      Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity and variable life insurance contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

      The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated to the Variable Account will be used to purchase Fund shares as designated by you at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

                           VARIABLE ACCOUNT OPTIONS:
                                   THE FUNDS

      The MFS/Sun Life Series Trust (the "Series Fund") is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser to the Series Fund.


      The Series Fund is composed of 31 independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Series Fund are issued in 31 series (each, a "Fund"), each corresponding to one of the portfolios. The Contract provides for investment by the Sub-Accounts in shares of the Funds described below. Additional portfolios may be added to the Series Fund which may or may not be available for investment by the Variable Account.

     BOND SERIES will mainly seek as high a level of current income as is believed to be consistent with prudent investment risk; its secondary objective is to seek to protect shareholders' capital.

     CAPITAL APPRECIATION SERIES will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

     CAPITAL OPPORTUNITIES SERIES will seek capital appreciation.

     EMERGING GROWTH SERIES will seek long-term growth of capital.


     EMERGING MARKETS EQUITY SERIES will seek capital appreciation.


     GLOBAL ASSET ALLOCATION SERIES will seek total return over the long term through investments in equity and fixed income securities and will also seek to have low volatility of share price (I.E., net asset value per share) and reduced risk (compared to an aggressive equity/fixed income portfolio).

     GLOBAL GOVERNMENTS SERIES will seek to provide moderate current income, preservation of capital and growth of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by either (i) the U.S. Government, its agencies, authorities, or instrumentalities, or (ii) the governments of foreign countries (to the extent that the Fund's adviser believes that the higher yields available from foreign government securities are sufficient to justify the risks of investing in these securities).

     GLOBAL GROWTH SERIES will seek capital appreciation by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy.


     GLOBAL HEALTH SCIENCES SERIES will seek capital appreciation.


     GLOBAL TELECOMMUNICATIONS SERIES will seek to achieve long-term growth of capital.

     GLOBAL TOTAL RETURN SERIES will seek total return by investing in securities which will provide above average current income (compared to a portfolio invested entirely in equity securities) and opportunities for long-term growth of capital and income.

     GOVERNMENT SECURITIES SERIES will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.


     HIGH YIELD SERIES will seek high current income and capital appreciation by investing primarily in certain low rated or unrated securities (possibly with equity features) of U.S. and foreign issuers.



     INTERNATIONAL GROWTH SERIES will seek capital appreciation.



     INTERNATIONAL INVESTORS TRUST SERIES will seek long-term growth of capital with a secondary objective to seek reasonable current income.



     INTERNATIONAL NEW DISCOVERY SERIES will seek capital appreciation.


     MANAGED SECTORS SERIES will seek capital appreciation by varying the weighting of its portfolio among 13 industry sectors.

     MASSACHUSETTS INVESTORS GROWTH STOCK SERIES will seek to provide long-term growth of capital and future income rather than current income.


     MASSACHUSETTS INVESTORS TRUST SERIES will seek long-term growth of capital with a secondary objective to seek reasonable current income.


     MID CAP GROWTH SERIES will seek long-term growth of capital.

     MONEY MARKET SERIES will seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.

     NEW DISCOVERY SERIES will seek capital appreciation.

     RESEARCH SERIES will seek to provide long-term growth of capital and future income.

     RESEARCH GROWTH AND INCOME SERIES will seek to provide long-term growth of capital, current income and growth of income.

     RESEARCH INTERNATIONAL SERIES will seek capital appreciation.

     STRATEGIC GROWTH SERIES will seek capital appreciation.

     STRATEGIC INCOME SERIES will seek to provide high current income by investing in fixed income securities and will seek to take advantage of opportunities to realize significant capital appreciation while maintaining a high level of current income.

     TECHNOLOGY SERIES will seek capital appreciation.

     TOTAL RETURN SERIES will seek mainly to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.

     UTILITIES SERIES will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 65% of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.


     VALUE SERIES will mainly seek capital appreciation and reasonable income.


      Each Fund pays fees to MFS, as its investment adviser, for services rendered pursuant to investment advisory agreements. MFS also serves as investment adviser to each of the funds in the MFS Family of Funds, and to certain other investment companies established by MFS and/or us. MFS Institutional Advisers, Inc., a wholly-owned subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924. MFS operates as an autonomous organization and the obligation of performance with respect to the investment advisory and underwriting agreements (including supervision of the sub-advisers noted below) is solely that of MFS. We undertake no obligation in this regard.

      MFS may serve as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Funds, and which may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

      The Series Fund also offers its shares to other separate accounts established by the Company and our New York subsidiary in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Series Fund. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and the Series Fund's Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Fund which is involved in the conflict or substitution of shares of other Funds or other mutual funds.

      MORE COMPREHENSIVE INFORMATION ABOUT THE SERIES FUND AND THE MANAGEMENT, INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS, EXPENSES AND POTENTIAL RISKS OF EACH FUND MAY BE FOUND IN THE ACCOMPANYING CURRENT SERIES FUND PROSPECTUS. YOU SHOULD READ THE SERIES FUND PROSPECTUS CAREFULLY BEFORE INVESTING. THE STATEMENT OF ADDITIONAL INFORMATION OF THE SERIES FUND IS AVAILABLE BY CALLING
(800) 752-7215.


                               THE FIXED ACCOUNT

      The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

      We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (I.E., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

      We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

                           THE FIXED ACCOUNT OPTIONS:
                             THE GUARANTEE PERIODS

      You may elect one or more Guarantee Period(s) from those we make available from time to time. We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than 3% per year, compounded annually. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

      We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

      We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

      Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

                             THE ACCUMULATION PHASE

      During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or the "Covered Person" dies before the Annuity Commencement Date.

ISSUING YOUR CONTRACT

      When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant.

      We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

AMOUNT AND FREQUENCY OF PURCHASE PAYMENTS

      The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and each additional Purchase Payment must be at least $1,000, unless we waive these limits. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

ALLOCATION OF NET PURCHASE PAYMENTS

      You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods we offer, but any allocation to a Guarantee Period must be at least $1,000. Over the life of your Contract, you may allocate amounts among as many as 18 of the available investment options.

      In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. You may change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us, as required. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

      Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

YOUR ACCOUNT

      When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

YOUR ACCOUNT VALUE

      Your Account Value is the sum of the value of the 2 components of your
Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described below under "Variable Account Value" and "Fixed Account Value."

VARIABLE ACCOUNT VALUE

      VARIABLE ACCUMULATION UNITS

      In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

      VARIABLE ACCUMULATION UNIT VALUE

      The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.


      To measure these values, we use a factor -- which we call the Net Investment Factor -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing
(1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge) plus any applicable charge for optional death benefit riders. See "Contract Charges."


      For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

      CREDITING AND CANCELING VARIABLE ACCUMULATION UNITS

      When we receive an allocation to a Sub-Account either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

FIXED ACCOUNT VALUE

      Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

      A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

      Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

      CREDITING INTEREST

      We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

      GUARANTEE AMOUNTS

      Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. Renewals into a Guarantee Period that extend beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. Each new allocation to a Guarantee Period must be at least $1,000.

      RENEWALS

      We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. A new Guarantee Period of the same duration will begin automatically for that Guarantee Amount on the first day following the Renewal Date, unless before the Renewal Date we receive:

     (1) written notice from you electing a different Guarantee Period from among those we then offer, or

     (2) instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege").

      A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. Unless you notify us otherwise, we will automatically renew your Guarantee Amount into the next available Guarantee Period.

      EARLY WITHDRAWALS

      If you withdraw, transfer, or annuitize an allocation to a Guarantee Period 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

TRANSFER PRIVILEGE

      PERMITTED TRANSFERS

      During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

     -  You may not make more than 12 transfers in any Account Year;

     - The amount transferred from a Sub-Account must be at least $1,000, unless you are transferring your entire balance in that Sub-Account;

     -  Your Account Value remaining in a Sub-Account must be at least $1,000;

     - The amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

     - At least 30 days must elapse between transfers to or from Guarantee Periods;

     - Transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

     - We impose additional restrictions on market timers, which are further described below.

      These restrictions do not apply to transfers made under an approved dollar-cost averaging program.

      There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

      REQUESTS FOR TRANSFERS

      You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

      Your transfer request will be effective as of the close of the Business Day if we receive your transfer before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b)the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

      MARKET TIMERS

      The Contracts are not designed for professional market timing organizations or other entities using programmed and frequent transfers. If you wish to employ such strategies, you should not purchase a Contract. Accordingly, transfers may be subject to restrictions if exercised by a market timing firm or any other third party authorized to initiate transfer transactions on behalf of multiple Participants. In imposing such restrictions, we may, among other things, not accept (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one Participant, or (2) the transfer instructions of individual Participants who have executed preauthorized transfer forms that are submitted at the same time by market timing firms or other third parties on behalf of more than one Participant. We will not impose these restrictions unless our actions are reasonably intended to prevent the use of such transfers in a manner that will disadvantage or potentially impair the Contract rights of other Participants.

      In addition, the Series Fund has reserved the right to temporarily or permanently refuse exchange requests from the Variable Account if, in MFS' judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a market timing strategy may be disruptive to a Fund and therefore may be refused. Accordingly, the Variable Account may not be in a position to effectuate transfers and may refuse transfer requests without prior notice. We also reserve the right, for similar reasons, to refuse or delay exchange requests involving transfers to or from the Fixed Account.

WAIVERS; REDUCED CHARGES; CREDITS; SPECIAL GUARANTEED INTEREST RATES

      We may reduce or waive the withdrawal charge, mortality and expense risk charges, the administrative service fee or the annual Account Fee, credit additional amounts, or grant special Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

OPTIONAL PROGRAMS

      DOLLAR-COST AVERAGING

      Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum of $1,000 to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

      No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Fund investment option under the Contract, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and is subject to the $1,000 minimum.

      The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not assure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods.

      ASSET ALLOCATION

      One or more asset allocation programs may be available in connection with the Contract, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

      Currently, you may select one of 3 asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. The available models are: the conservative asset allocation model, the moderate asset allocation model, and the aggressive asset allocation model. Each model allocates a different percentage of Account Value to Sub-Accounts investing in the various asset classes, with the conservative asset allocation model allocating the lowest percentage to Sub-Accounts investing in the equity asset class and the aggressive asset allocation model allocating the highest percentage to the equity asset class. These asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete such programs in the future.

      If you elect an asset allocation program, we will automatically allocate your Purchase Payments among the Sub-Accounts represented in the model you choose. By electing an asset allocation program, you thereby authorize us to automatically reallocate your investment options that participate in the asset allocation program on a quarterly basis, or as determined by the terms of the Asset Allocation Program, to reflect the current composition of the model you have selected, without further instruction, until we receive notification that you wish to terminate the program or choose a different model.

      SYSTEMATIC WITHDRAWAL PROGRAM

      If you have an Account Value of $10,000 or more, you may select our Systematic Withdrawal Program.

      Under this program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically. The withdrawals under this program may be subject to surrender charges or a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult your tax adviser before choosing this option.

      You may change or stop this program at any time, by written notice to us.

      PORTFOLIO REBALANCING PROGRAM

      Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

      Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

      SECURED FUTURE PROGRAM

      Under the Secured Future Program, we divide your Purchase Payments between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

           WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

CASH WITHDRAWALS

      REQUESTING A WITHDRAWAL

      At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

      All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge"), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment"). Withdrawals also may have adverse income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

      FULL WITHDRAWALS

      If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

      A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

      PARTIAL WITHDRAWALS

      If you request a partial withdrawal, we will pay you the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

      You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

      If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we will treat it as a request for a full withdrawal.

      TIME OF PAYMENT

      We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

     - When the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

     - When it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

     - When an SEC order permits us to defer payment for the protection of Participants.

      We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

      WITHDRAWAL RESTRICTIONS FOR QUALIFIED PLANS

      If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

      Special restrictions apply to withdrawals from Contracts used for
Section 403(b) annuities (see "Tax Considerations -- Tax-Sheltered Annuities").

WITHDRAWAL CHARGE

      We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

      FREE WITHDRAWAL AMOUNT

      In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge.

      For convenience in discussing free withdrawal amounts, we refer to Purchase Payments made during the last 7 Account Years, including the current Account Year, as "New Payments," and we refer to Purchase Payments made before the last 7 Account Years as "Old Payments."

      For the first Account Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments you have made. For all other Account Years, the free withdrawal amount is equal to the greater of:

     - your Contract's earnings (defined below), minus any free withdrawals taken during the life of your Contract, or

     - 15% of the amount of all New Payments minus any free withdrawals taken during the current Account Year.

      Your Contract's earnings are equal to:

     -  your Account Value, minus

     -  all Purchase Payments made plus

     -  all partial withdrawals and charges taken.

      For an example of how we calculate the "free withdrawal amount," see Appendix B.

      WITHDRAWAL CHARGE ON PURCHASE PAYMENT

      If you withdraw more than the free withdrawal amount, we consider the excess amount to be withdrawn first from Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of New Payments withdrawn. Thus, the maximum amount on which we will impose the withdrawal charge will never exceed the total of New Payments that you have not previously withdrawn.

      ORDER OF WITHDRAWAL

      When you take a withdrawal, we liquidate your Contract in the following order:

     (1) the free withdrawal amount, and

     (2) unliquidated payments on a first-in, first-out basis.

      CALCULATION OF WITHDRAWAL CHARGE

      We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the Account Year in which you made the Payment, but not the Account Year in which you withdraw it. Each Payment begins a new 7-year period and moves down the declining surrender charge scale as shown below at each Account Anniversary. Payments received during the current Account Year will be charged 7%, if withdrawn. On your next scheduled Account Anniversary, that Payment, along with any other Payments made during that Account Year, will be considered to be in their second Account Year and will have a 7% withdrawal charge. On the next Account Anniversary, these Payments will move into their third Account Year and will have a withdrawal charge of 6%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account.

   NUMBER OF
 ACCOUNT YEARS
PAYMENT HAS BEEN  WITHDRAWAL
IN YOUR CONTRACT    CHARGE
----------------  ----------
      0-1             7%
      1-2             7%
      2-3             6%
      3-4             6%
      4-5             5%
      5-6             4%
      6-7             3%
   7 or more          0%

      For example, the percentage applicable to withdrawals of a Payment that has been in an Account for more than 2 Account Years but less than 3 will be 6%, regardless of the issue date of the Contract.

      The withdrawal charge will never be greater than 7% of the Purchase Payments you make under your Contract.

      For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

      For additional examples of how we calculate withdrawal charges, see Appendix B.

TYPES OF WITHDRAWALS NOT SUBJECT TO WITHDRAWAL CHARGE

      NURSING HOME WAIVER

      If approved by your state, we will waive the withdrawal charge for a full or partial withdrawal if:

     -  at least one year has passed since we issued your Contract, and

     - you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state.

      An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine.

      MINIMUM DISTRIBUTIONS

      For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

      OTHER WITHDRAWALS

      We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts we pay as a death benefit, except under the Cash Surrender method, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

MARKET VALUE ADJUSTMENT

      If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

      We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

      A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

      We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

                                  N/12
                      1 + I
                    ( --------  )      - 1
                      1 + J + b

where:

      I is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

      J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

      N is the number of complete months remaining in your Guarantee Period; and


      b is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The "b" factor is the amount that will be used to cover market volatility (I.E., credit risk), basis risk, and/or liquidity costs.


      We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

      For examples of how we calculate the Market Value Adjustment, see Appendix B.

                                CONTRACT CHARGES

ACCOUNT FEE

      During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. In Account Years 1 through 5, the annual Account Fee is $35. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed $50. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

      We will not charge the Account Fee if:

     (1) your Account has been allocated only to the Fixed Account during the applicable Account Year; or

     (2) your Account Value is $75,000 or more on your Account Anniversary.

      If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

      After the Annuity Commencement Date, we will deduct an annual Account Fee of $35 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

ADMINISTRATIVE EXPENSE CHARGE

      We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

MORTALITY AND EXPENSE RISK CHARGE

      During both the Accumulation Phase and the Income Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.00%, if your initial Purchase Payment was less than $1,000,000, or 0.85% if your initial Purchase Payment was $1,000,000 or more. However, if you annuitize your Contract prior to your eighth Contract Anniversary, we will deduct an additional 0.25% during the Income Phase to offset the increased mortality risk during this phase. The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the annual Account Fee and the administrative expense charge we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract.

CHARGES FOR OPTIONAL DEATH BENEFIT RIDERS

      If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.

                                % OF AVERAGE
     RIDER(S) YOU ELECT*        DAILY VALUE
------------------------------  ------------
            "EEB"                  0.15%
            "MAV"                  0.15%
         "5% Roll-Up"              0.15%
       "EEB" and "MAV"             0.25%
    "EEB" and "5% Roll-Up"         0.25%
    "MAV" and "5% Roll-Up"         0.25%
          "EEB Plus"               0.25%
   "EEB" and "MAV" and "5%
           Roll-Up"                0.40%
        "EEB Plus MAV"             0.40%
    "EEB Plus 5% Roll-Up"          0.40%

------------------------

* As defined below

PREMIUM TAXES

      Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a tax adviser to find out if your state imposes a premium tax and the amount of any tax.

      In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

FUND EXPENSES

      There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectus(es) and related Statements of Additional Information.

MODIFICATION IN THE CASE OF GROUP CONTRACTS

      For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

                                 DEATH BENEFIT

      If the Covered Person dies during the Accumulation Phase, we will pay a death benefit to your Beneficiary, using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we will pay the death benefit in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If your Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

AMOUNT OF DEATH BENEFIT

      To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of the death of the Covered Person in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

      The amount of the death benefit is determined as of the Death Benefit
Date.

THE BASIC DEATH BENEFIT

      In general, if you were 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

     1. Your Account Value for the Valuation Period during which the Death Benefit Date occurs;

     2. The amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

     3. Your total Purchase Payments (adjusted for partial withdrawals as described in "Calculating the Death Benefit") as of the Death Benefit Date.

      For examples of how to calculate this basic death benefit, see
Appendix C.

      If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

OPTIONAL DEATH BENEFIT RIDERS


      Subject to availability in your state, you may enhance the "Basic Death Benefit" by electing one or more of the following optional death benefit riders. You must make your election before the date on which your Contract becomes effective. You will pay a charge for each optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on the Contract Date. Any optional death benefit election may not be changed after the Contract is issued. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D - H.


      MAXIMUM ANNIVERSARY ACCOUNT VALUE RIDER ("MAV")

      Under this rider, the death benefit will be the greater of:

     -  the amount payable under the basic death denefit above, or

     - your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for any subsequent Purchase Payments, partial withdrawals and charges made between that Account Anniversary and the Death Benefit Date.

      5% PREMIUM ROLL-UP RIDER ("5% ROLL-UP")

      Under this rider, the death benefit will be the greater of:

     -  the amount payable under the basic death benefit above, or

     - the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

      Under this rider, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

     -  the first day of the month following your 80th birthday, or

     - the day the death benefit amount under this rider equals twice the total of your Purchase Payments and transferred amounts, adjusted for withdrawals.

      EARNINGS ENHANCEMENT ("EEB") RIDER

      If you elect this EEB Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB amount." Calculated as of your Death Benefit Date, the "EEB amount" is determined as follows:

     - If you are 69 or younger on your Contract Date, the "EEB amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death.

     - If you are between the ages of 70 and 79 on your Contract Date, the "EEB amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 25% of the Net Purchase Payments prior to your death.

      EARNINGS ENHANCEMENT PLUS ("EEB PLUS") RIDER

      If you elect this EEB Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Plus amount." Calculated as of the Death Benefit Date, the "EEB Plus amount" is determined as follows:


     - If you are 69 or younger on your Contract Date, the "EEB Plus amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of

        100% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made within the twelve months prior to your death.



     - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.


      EARNINGS ENHANCEMENT PLUS WITH MAV ("EEB PLUS MAV") RIDER

      If you elect this EEB Plus MAV Rider, your death benefit will be the death benefit payable under the MAV Rider PLUS the "EEB Plus MAV amount." Calculated as of your Death Benefit Date, the "EEB Plus MAV amount" is as follows:


     - If you are 69 or younger on your Contract Date, the "EEB Plus MAV amount" will be 40% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



     - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus MAV amount" will be 25% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.


      EARNINGS ENHANCEMENT PLUS WITH 5% ROLL-UP ("EEB PLUS 5% ROLL-UP") RIDER

      If you elect this EEB Plus 5% Roll-Up Rider, your death benefit will be the death benefit payable under the 5% Roll-Up Rider PLUS the "EEB Plus 5% Roll-Up amount." Calculated as of your Death Benefit Date, the "EEB Plus 5% Roll-Up amount" is determined as follows:


     - If you are 69 or younger on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 40% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



     - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 25% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.


      SELECTING MULTIPLE DEATH BENEFIT RIDERS

      The MAV Rider, the 5% Roll-Up Rider, and the EEB Rider can be combined. If you elect more than one of these three optional death benefit riders, your death benefit will be calculated as follows:

     - MAV RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider and the death benefit under the 5% Roll-Up Rider.

     - MAV RIDER COMBINED WITH EEB RIDER: The death benefit will equal the death benefit under the MAV Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the MAV Rider.

     - EEB RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider.

     - MAV RIDER, THE 5% ROLL-UP RIDER AND THE EEB RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider or the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider and the MAV Rider.

      The EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Riders are designed to be "comprehensive" riders and may not be combined with each other or with any of the other death benefit riders.

SPOUSAL CONTINUANCE


      If your spouse is your Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit riders you have selected, will continue as if your spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.


CALCULATING THE DEATH BENEFIT

      In calculating the death benefit amount payable under option (3) of the "Basic Death Benefit" or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.

      If the death benefit is the amount payable under options (2) or (3) of the "Basic Death Benefit" or under any of the optional death benefit riders, your Account Value may be increased by the excess, if any, of that amount over option
(1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the available Money Market Fund investment option (without the application of a Market Value Adjustment). If your spouse, as the named Beneficiary, elects to continue the Contract after your death, your spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

METHOD OF PAYING DEATH BENEFIT

      The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

      During the Accumulation Phase, you may elect the method of payment for the death benefit. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. These elections are made by sending us a completed election form, which we will provide. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

      If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

NON-QUALIFIED CONTRACTS

      If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or
(2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of
Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

      The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the Annuitant automatically becomes the designated beneficiary.

      If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

      During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

      If the Participant is not a natural person, these distribution rules apply on a change in, or the death of, either the Annuitant or the Co-Annuitant.

      Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

SELECTION AND CHANGE OF BENEFICIARY

      You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

PAYMENT OF DEATH BENEFIT

      Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

DUE PROOF OF DEATH

      We accept any of the following as proof of any person's death:

     -  An original certified copy of an official death certificate;

     - An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     -  Any other proof we find satisfactory.

                     THE INCOME PHASE -- ANNUITY PROVISIONS

      During the Income Phase, we make regular monthly annuity payments to the Annuitant.

      The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

      Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals (see "Withdrawals, Withdrawal Charge and Market Value Adjustment").

SELECTION OF THE ANNUITANT OR CO-ANNUITANT

      You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

      In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant.

      When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

SELECTION OF THE ANNUITY COMMENCEMENT DATE

      You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

     - The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

     - The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

     -  The Annuity Commencement Date must always be the first day of a month.

      You may change the Annuity Commencement Date from time to time by sending us written notice, with the following additional limitations:

     - We must receive your notice at least 30 days before the current Annuity Commencement Date.

     - The new Annuity Commencement Date must be at least 30 days after we receive the notice.

      There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

ANNUITY OPTIONS

      We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

      ANNUITY OPTION A -- LIFE ANNUITY

      We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

      ANNUITY OPTION B -- LIFE ANNUITY WITH 60, 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

      We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

      ANNUITY OPTION C -- JOINT AND SURVIVOR ANNUITY

      We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

      ANNUITY OPTION D -- MONTHLY PAYMENTS FOR A SPECIFIED PERIOD CERTAIN

      We make monthly payments for a specified period of time from 5 to 30 years, as you elect. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8, & 9-year period certain options are not available if your Account has been issued within the past 7 years.

SELECTION OF ANNUITY OPTION

      You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

      You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

      There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

      REMEMBER THAT THE ANNUITY OPTIONS MAY NOT BE CHANGED ONCE ANNUITY PAYMENTS BEGIN.

AMOUNT OF ANNUITY PAYMENTS

      ADJUSTED ACCOUNT VALUE

      The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

     - We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

     - If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.


     - We deduct any applicable premium tax or similar tax if not previously deducted.


      VARIABLE ANNUITY PAYMENTS


      On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for Annuitization Units which have annual insurance charges of 1.15% of your average daily net assets (1.00% if your initial Purchase Payment was $1,000,000 or more). If your Annuity Commencement Date is within 7 years of the Contract Date, the annual insurance charges will be increased by 0.25%. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."


      To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

      If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

      Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

      FIXED ANNUITY PAYMENTS

      Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either
(1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 2.5% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

      MINIMUM PAYMENTS

      If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

EXCHANGE OF VARIABLE ANNUITY UNITS

      During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

      Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the Fund prospectus(es) for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

      During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

ACCOUNT FEE

      During the Income Phase, we deduct the annual Account Fee of $35 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

ANNUITY PAYMENT RATES

      The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually), and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 2.5% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

      The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

ANNUITY OPTIONS AS METHOD OF PAYMENT FOR DEATH BENEFIT

      You or your Beneficiary may also select one or more Annuity Options to be used in the event of the covered person's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

                           OTHER CONTRACT PROVISIONS

EXERCISE OF CONTRACT RIGHTS

      An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Annuitant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant before the Annuity Commencement Date, except as the Contract otherwise provides.


      The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement

Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.


CHANGE OF OWNERSHIP

      Ownership of a Qualified Contract may not be transferred except to:
(1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code;
(3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under
Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant;
(4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

      The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

      Change of ownership may affect the availability of optional death benefit riders or the expenses incurred with the optional death benefit riders.

VOTING OF FUND SHARES

      We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

      Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

      Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

      All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

PERIODIC REPORTS

      During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to your Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

      In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

      Upon request, we will provide you with information regarding fixed and variable accumulation values.

SUBSTITUTION OF SECURITIES

      Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

CHANGE IN OPERATION OF VARIABLE ACCOUNT

      At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

SPLITTING UNITS

      We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

MODIFICATION

      Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification:
(i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

      In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

DISCONTINUANCE OF NEW PARTICIPANTS

      We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

RESERVATION OF RIGHTS

      We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

RIGHT TO RETURN

      If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address, as shown on the cover of this Prospectus, within 10 days after it was delivered to you. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value.

      If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received. State law may also require us to give you a longer "free look" period or allow you to return the Contract to your sales representative.

      If you are establishing an Individual Retirement Account ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

                               TAX CONSIDERATIONS


      This section describes general federal income tax consequences of the ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences may vary depending on, among other things, the type of retirement plan with which you use and where the site where your Contract was issued. Also, legislation affecting the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that you purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state or other tax laws. We do not make any guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.



U.S. FEDERAL INCOME TAX CONSIDERATIONS


      The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

      DEDUCTIBILITY OF PURCHASE PAYMENTS

      For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.

      PRE-DISTRIBUTION TAXATION OF CONTRACTS

      Generally, an increase in the value of a Contract will not give rise to tax, prior to distribution.


      However, corporate (or other non-natural person) Owners of a Non-Qualified Contract incur current tax, regardless of distributions, on Contract value increases. Such current taxation does not apply, though, to (i) immediate annuities, which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, or
(ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).


      You should note that qualified retirement investments generally provide tax deferral regardless of whether the underlying contract is an annuity.

      DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED CONTRACTS

      The Account Value will include an amount attributable to Purchase Payments, the return of which is not taxable, and an amount attributable to investment earnings, the return of which is taxable at ordinary income rates. The relative portions of a distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the timing of the distribution.


      If you withdraw less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, you must treat the withdrawal first as a return of investment earnings. You may treat only withdrawals in excess of the amount of the Account Value attributable to investment earnings as a return of Purchase Payments. Account Value amounts assigned or pledged as collateral for a loan will be treated as if withdrawn from the Contract. For purposes of determining a contract owner's income, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company (or its affiliates) to the same contract owner during any calendar year shall be treated as one annuity contract.



      If a Payee receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, however, the Payee treats a portion of each payment as a nontaxable return of Purchase Payments. In general, the nontaxable portion of such a payment bears the same ratio to the total payment as the Purchase Payments bear to the Payee's expected return under the Contract. The remainder of the payment constitutes a taxable return of investment earnings. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, all future distributions constitute fully taxable ordinary income. If the Annuitant dies before the Payee recovers the full amount of Purchase Payments, the Payee may deduct an amount equal to the unrecovered Purchase Payments.


      Upon the transfer of a Non-Qualified Contract by gift (other than to the Participant's spouse), the Participant must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.


      Death benefits paid upon the death of a contract owner generally are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above. For this purpose, the "investment in the contract" is not affected by the owner's or annuitant's death, i.e., it remains generally the total Purchase Payments, less amounts previously received which were not includable in income. Special distribution rules apply upon the death of the owner.



      A penalty tax of 10% may apply to taxable cash withdrawals and lump-sum payments from Non-Qualified Contracts. This penalty will not apply in certain circumstances, such as distributions pursuant to the death of the Participant, distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or distributions under an immediate annuity (as defined above), or after age 59 1/2.


      DISTRIBUTIONS AND WITHDRAWALS FROM QUALIFIED CONTRACTS

      Generally, distributions from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will, except in certain circumstances, apply to distributions prior to age 59 1/2.


      If you receive an eligible rollover distribution from a qualified Contract (other than from a Contract issued for use with an individual retirement account) and roll over that distribution to another eligible plan, such distribution will not be includible in your income. However, such distribution is subject to 20% mandatory withholding as described below. An "eligible rollover distribution" is any distribution to you of all or any portion of the balance to the credit of your account, other than:



     - A distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;



     -  Any required minimum distribution, or



     -  Any hardship distribution.


      Only you or your spouse may elect to roll over a distribution to an eligible retirement plan.

      WITHHOLDING

      In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from a Contract issued for use with an individual retirement account), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your spouse may elect a direct rollover. In the case of a distribution from
(i) a Non-Qualified Contract, (ii) a Qualified Contract issued for use with an individual retirement account, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

      INVESTMENT DIVERSIFICATION AND CONTROL

      The Treasury Department has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. Contracts that do not meet the guidelines are subject to current taxation on annual increases in value. We believe that each Fund available as an investment option under the Contract complies with these regulations. The preamble to the regulations states that the Internal Revenue Service may promulgate guidelines under which an owner's excessive control over investments underlying the contract will preclude the contract from qualifying as an annuity for federal tax purposes. We cannot predict whether such guidelines, if in fact promulgated, will be retroactive. We reserve the right to modify the Contract and/or the Variable Account to the extent necessary to comply with any such guidelines, but cannot assure that such modifications would satisfy any retroactive guidelines.

      TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT

      As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. We will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

      QUALIFIED RETIREMENT PLANS

      You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

      PENSION AND PROFIT-SHARING PLANS

      Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

      TAX-SHELTERED ANNUITIES

      Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.


      If the Contracts are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, and (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.


      Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

      INDIVIDUAL RETIREMENT ACCOUNTS

      Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts, and Simple Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. If we sell Contracts for use with IRAs, the Internal Revenue Service or other agency may impose supplementary information requirements. We will provide purchasers of the Contracts for such purposes with any necessary information. You will have the right to revoke the Contract under certain circumstances, as described in the section of this Prospectus entitled "Right to Return."

      ROTH IRAS

      Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If an individual converts a traditional IRA into a Roth IRA the full amount of the IRA is included in taxable income. The Internal Revenue Service and other agencies may impose special information requirements with respect to Roth IRAs. We will provide the necessary information for Contracts issued in connection with Roth IRAs.


      STATUS OF OPTIONAL DEATH BENEFIT RIDERS



      Under the Code, IRAs may not invest in life insurance policies. Regulations issued by the Treasury Department provide that death benefits under IRAs do not violate this rule, provided that the death benefit is no more than the greater of the total premiums paid (net of prior withdrawals) or the cash value of the IRA.

      In certain circumstances, the death benefit payable under the Contract's Optional Death Benefit Riders may exceed both the total premiums paid (net of prior withdrawals) and the cash value of the Contract. We have filed the Contract and the EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Optional Death Benefit Riders ("New Riders") with the Internal Revenue Service ("IRS") requesting a ruling approving the use of the Contract with the New Riders as an IRA. We have already received a favorable determination letter with respect to the following Optional Death Benefit Riders: EEB; MAV; 5% Roll-Up; EEB and MAV; EEB and 5% Roll-Up; MAV and 5% Roll-Up; and EEB and MAV and 5% Roll-Up ("Old Riders").



      Although we regard the New Riders as an investment protection feature that should not result in adverse tax treatment, WE GIVE NO ASSURANCE THAT THE IRS WILL APPROVE THE USE OF THE CONTRACT WITH THE NEW RIDERS IN IRAS. DENIAL OF OUR REQUEST BY THE IRS COULD RESULT IN TAXATION OF THE ENTIRE BALANCE OF YOUR IRA AND PENALTY TAXES. You should consult a qualified tax adviser before adding any of the New Riders to your Contract if it is an IRA.


PUERTO RICO TAX CONSIDERATIONS

      The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

      When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amounts received during the taxable year or the portion of each payment equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income. After an amount equal to the aggregate amount excluded from gross income has been received, all of the annuity payments are considered to be taxable income.

      When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

      The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. Although we currently offer the Contract in Puerto Rico in connection with qualified retirement plans, the text of this Prospectus under the heading "Federal Tax Status" dealing with such qualified retirement plans is inapplicable to Puerto Rico and should be disregarded.

      For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax adviser.

                         ADMINISTRATION OF THE CONTRACT

      We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

                          DISTRIBUTION OF THE CONTRACT

      We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon, a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.


      Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 6.50% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 0.50% of the Participant's Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time. Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates." During 2000, approximately $1,166,659 in commissions were paid to and retained by Clarendon in connection with the distribution of the Contracts.


                            PERFORMANCE INFORMATION

      From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some variable options.

      Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Fund in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period after the Variable Account was established or, if shorter, the life of the Series. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Variable Account. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

      Average Annual Total Return figures assume an initial purchase payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the Account Fee, although such figures do reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

      The performance figures used by the Variable Account are based on the actual historical performance of the underlying Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Account on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Funds.

      Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (7-day period for the available Money Market Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

      The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

      The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, Standard and Poor's Insurance Rating Services, and Duff and Phelps. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. Standard and Poor's and Duff and Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

      We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

                             AVAILABLE INFORMATION

      The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

      In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: WASHINGTON, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; CHICAGO, ILLINOIS -- 500 West Madison Street, Chicago, IL 60661; NEW YORK, NEW YORK -- 7 World Trade Center, 13th Floor, New York, NY 10048. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      The Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

      The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such document should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

                                STATE REGULATION

      The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

      The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the fire jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

      In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

      Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

                               LEGAL PROCEEDINGS

      There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

                                  ACCOUNTANTS


      The financial statements of the Variable Account for the year ended December 31, 2000, and the consolidated financial statements of the Company for the years ended December 31, 2000, 1999, and 1998, both included in the Statement of Additional Information ("SAI") filed in the Company's Registration Statement under the Investment Company Act of 1940, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


                              FINANCIAL STATEMENTS


      The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.



      The financial statements of the Variable Account for the year ended December 31, 2000 are also included in the SAI.


                            ------------------------

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Calculation of Performance Data
Advertising and Sales Literature
Calculations
  Example of Variable Accumulation Unit Value Calculation
  Example of Variable Annuity Unit Calculation
  Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Financial Statements

      This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2001 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

--------------------------------------------------------------------------------

To:  Sun Life Assurance Company of Canada (U.S.)
     c/o Retirement Products and Services
     P.O. Box 1024
     Boston, Massachusetts 02103

     Please send me a Statement of Additional Information for MFS Regatta Choice Variable and Fixed Annuity
     Sun Life of Canada (U.S.) Variable Account F.

Name        ------------------------------------------------------------------

Address
            ------------------------------------------------------------------

            ------------------------------------------------------------------

City                                    State                     Zip
            --------------------------          --------------         -------

Telephone
            ------------------------------------------------------------------

                                   APPENDIX A
                                    GLOSSARY

      The following terms as used in this Prospectus have the indicated meanings:

      ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

      ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

      ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Contract Date is on March 12, the first Account Year is determined from the Contract Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-business day, the previous business day will be used.)

      ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

      *ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the Co-Annuitant will become the sole Annuitant. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant's death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant/Payee during the Income Phase.

      ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

      ANNUITY OPTION: The method you choose for making annuity payments.

      ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

      APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

      *BENEFICIARY: Prior to the Annuity Commencement Date, the person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who, in the event of the Participant's death, is the "designated beneficiary" for purposes of Section 72(s) of the Internal Revenue Code. After the Annuity Commencement Date, the person or entity having the right to receive any payments due under the Annuity Option elected, if applicable, upon the death of the Payee.

      BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

      CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

      COMPANY: Sun Life Assurance Company of Canada (U.S.).

      CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

      CONTRACT DATE: The date on which we issue your Contract. This is called the "Date of Coverage" in the Contract.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

      COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. Unless otherwise noted, the the Participant/Owner is the Covered Person.


      DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in one lump sum.


      DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

      FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

      FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

      FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

      FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

      GROUP CONTRACT: A Contract issued by the Company on a group basis.

      GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

      GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

      GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

      INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

      INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

      NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.


      NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.


      NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

      *OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k),
Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

      *PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

      PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

      PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

      QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

      RENEWAL DATE: The last day of a Guarantee Period.

      SERIES FUND: MFS/Sun Life Series Trust.

      SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

      VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

      VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

      VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

      VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

      VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

                                   APPENDIX B
        WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: VARIABLE ACCOUNT (THE MARKET VALUE ADJUSTMENT DOES NOT APPLY TO THE VARIABLE ACCOUNT)
WITHDRAWAL CHARGE CALCULATION:
FULL WITHDRAWAL:

      Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

                                                                     PAYMENT
                HYPOTHETICAL              CUMULATIVE      FREE      SUBJECT TO   WITHDRAWAL   WITHDRAWAL
     ACCOUNT      ACCOUNT       ANNUAL      ANNUAL     WITHDRAWAL   WITHDRAWAL     CHARGE       CHARGE
       YEAR        VALUE       EARNINGS    EARNINGS      AMOUNT       CHARGE     PERCENTAGE     AMOUNT
     --------   ------------   --------   ----------   ----------   ----------   ----------   ----------
(a)     1          $41,000      $1,000     $ 1,000      $ 6,000      $35,000       7.00%        $2,450
        2          $45,100      $4,100     $ 5,100      $ 6,000      $39,100       7.00%        $2,737
        3          $49,600      $4,500     $ 9,600      $ 9,600      $40,000       6.00%        $2,400
(b)     4          $52,100      $2,500     $12,100      $12,100      $40,000       6.00%        $2,400
        5          $57,300      $5,200     $17,300      $17,300      $40,000       5.00%        $2,000
        6          $63,000      $5,700     $23,000      $23,000      $40,000       4.00%        $1,600
        7          $66,200      $3,200     $26,200      $26,200      $40,000       3.00%        $1,200
(c)     8          $72,800      $6,600     $32,800      $32,800      $     0       0.00%        $    0

(a) The free withdrawal amount in any year is equal to the greater of (1) the Contract's earnings that were not previously withdrawn, and (2) 15% of any Purchase Payments made in the last 7 Account Years ("New Payments"). In Account Year 1, the free withdrawal amount is $6,000, which equals 15% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $35,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $6,000.

(b) In Account Year 4, the free withdrawal amount is $12,100, which equals the prior Contract's cumulative earnings to date. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000.

(c) In Account Year 8, the free withdrawal amount is $32,800, which equals the Contract's cumulative earnings to date. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the New Payments equal $0.

PARTIAL WITHDRAWAL

      Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of 4 partial withdrawals made during the fourth Account Year of $4,000, $9,000, $12,000, and $20,000.

                                                                              REMAINING
                          HYPOTHETICAL                                           FREE      AMOUNT OF
                            ACCOUNT                                           WITHDRAWAL   WITHDRAWAL
                             VALUE                                              AMOUNT     SUBJECT TO   WITHDRAWAL   WITHDRAWAL
         ACCOUNT             BEFORE                 CUMULATIVE   AMOUNT OF      AFTER      WITHDRAWAL     CHARGE       CHARGE
          YEAR             WITHDRAWAL    EARNINGS    EARNINGS    WITHDRAWAL   WITHDRAWAL     CHARGE     PERCENTAGE     AMOUNT
  ---------------------   ------------   --------   ----------   ----------   ----------   ----------   ----------   ----------
   1                         $41,000      $1,000     $ 1,000      $     0       $6,000      $     0       7.00%        $    0
   2                         $45,100      $4,100     $ 5,100      $     0       $6,000      $     0       7.00%        $    0
   3                         $49,600      $4,500     $ 9,600      $     0       $9,600      $     0       6.00%        $    0
   4       (a)               $50,100      $  500     $10,100      $ 4,000       $6,100      $     0       6.00%        $    0
   4       (b)               $46,900      $  800     $10,900      $ 9,000       $    0      $ 2,100       6.00%        $  126
   4       (c)               $38,500      $  600     $11,500      $12,000       $    0      $11,400       6.00%        $  684
   4       (d)               $26,900      $  400     $11,900      $20,000       $    0      $19,600       6.00%        $1,176


                         HYPOTHETICAL
                           ACCOUNT
                            VALUE
         ACCOUNT            AFTER
          YEAR            WITHDRAWAL
  ---------------------  ------------
   1                        $41,000
   2                        $45,100
   3                        $49,600
   4       (a)              $46,100
   4       (b)              $37,900
   4       (c)              $26,500
   4       (d)              $ 6,900

(a) In Account Year 4, the free withdrawal amount is $10,100, which equals the Contract's cumulative earnings to date. The partial withdrawal amount of $4,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b) Since a partial withdrawal of $4,000 was taken, the remaining free withdrawal amount in Account Year 4 is $10,900 - $4,000 = $6,900. Therefore, $6,900 of the $9,000 withdrawal is not subject to a withdrawal charge, and $2,100 is subject to a withdrawal charge. Of the $13,000 withdrawn to date, $10,900 has been from the free withdrawal amount and $21,000 has been from deposits.

(c) Since $10,900 of the 2 prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account year 4 is $11,500 - $10,900 = $600. Therefore, $600 of the $12,000
    withdrawal is not subject to a withdrawal charge, and $11,400 is subject to a withdrawal charge. Of the $25,000 withdrawn to date, $11,500 has been from the free withdrawal amount and $13,500 has been from deposits.

(d) Since $11,500 of the 3 prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $11,900 - $11,500 = $400. Therefore, $400 of the $20,000
    withdrawal is not subject to a withdrawal charge, and $19,600 is subject to a withdrawal charge. Of the $45,000 withdrawn to date, $11,900 has been from the free withdrawal amount and $33,100 has been from deposits.
    Note that if the $6,900 hypothetical Account Value after withdrawal was withdrawn, it would all be from deposits and subject to a withdrawal charge. The withdrawal charge would be 6% of $6,900, which equals $414. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example on the previous page.

PART 2 -- FIXED ACCOUNT -- EXAMPLES OF THE MARKET VALUE ADJUSTMENT ("MVA")

      The MVA Factor is:

                                       N/12
                          1 + I
                      (  --------  )        - 1
                        1 + J + b

      These examples assume the following:

     (1) The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

     (2) The date of surrender is 2 years from the Expiration Date (N = 24).

     (3) The value of the Guarantee Amount on the date of surrender is $11,910.16.

     (4) The interest earned in the current Account Year is $674.16.

     (5) No transfers or partial withdrawals affecting this Guarantee Amount have been made.

     (6) Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

EXAMPLE OF A NEGATIVE MVA:

      Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

                                            N/12
                               1 + I
    The MVA factor =     (    --------  )         - 1
                             1 + J + b

                                                 24/12
                                 1 + .06
                   =     (       ------      )         - 1
                                 1 + .08

                   =     (.981)TO THE POWER OF 2 - 1

                   =     .963 - 1

                   =  -  .037

      The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

                   ($11,910.16 - $674.16) X (.037) = -$415.73

      -$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

      For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X (.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

EXAMPLE OF A POSITIVE MVA:

      Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

                                            N/12
                               1 + I
    The MVA factor =     (    --------  )         - 1
                             1 + J + b

                                                 24/12
                                 1 + .06
                   =     (       ------      )         - 1
                                 1 + .05

                   =     (1.010)TO THE POWER OF 2 - 1

                   =     1.019 - 1

                   =     .019

      The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

                    ($11,910.16 - $674.16) X .019 = $213.48

      $213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

      For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X .019 = $25.19.

      $25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

                                   APPENDIX C
                       CALCULATION OF BASIC DEATH BENEFIT

EXAMPLE 1:

      Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts, that no Withdrawals are made and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:


      The Basic Death Benefit is the greatest of:
          Account Value                           =  $ 80,000.00
          Cash Surrender Value*                   =  $ 76,100.00
          Purchase Payments                       =  $100,000.00
      The Basic Death Benefit would therefore be:    $100,000.00


EXAMPLE 2:

      Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.


      The Basic Death Benefit is the greatest of:
          Account Value                           =  $ 60,000.00
          Cash Surrender Value*                   =  $ 56,400.00
          Adjusted Purchase Payments**            =  $ 75,000.00
      The Basic Death Benefit would therefore be:    $ 75,000.00

      *Cash Surrender Value is the amount we would pay you if you surrendered your entire
      Account Value. For a description of how Cash Surrender Value is calculated, see "Full
      Withdrawals" under the subheading "Cash Withdrawals."

      **Adjusted Purchase Payments can be calculated as follows:
      Payments X (Account Value after withdrawal DIVIDED BY Account Value before withdrawal)
      $100,000.00 X ($60,000.00  DIVIDED BY $80,000.00)

                                   APPENDIX D
           CALCULATION OF EARNINGS ENHANCEMENT OPTIONAL DEATH BENEFIT

EXAMPLE 1:


      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:



      The Death Benefit Amount will be the greatest of:
          Account Value                                               =  $135,000
          Cash Surrender Value*                                       =  $132,000
          Total of Adjusted Purchase Payments                         =  $100,000
      The Death Benefit Amount would therefore                        =  $135,000

      ~ PLUS ~

      The EEB amount, calculated as follows:
        Account Value minus Adjusted Purchase Payments                =  $ 35,000
          40% of the above amount                                     =  $ 14,000
          Cap of 40% of Adjusted Purchase Payments                    =  $ 40,000
      The lesser of the above two amounts = the EEB amount            =  $ 14,000



      The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $135,000 + $14,000 = $149,000.


EXAMPLE 2:


      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the owner's 70th birthday.



      The Death Benefit Amount will be the greatest of:
          Account Value                                               =  $115,000
          Cash Surrender Value*                                       =  $112,000
          Total of Adjusted Purchase Payments**                       =  $ 85,185
      The Death Benefit Amount would therefore                        =  $115,000

      ~ PLUS ~

      The EEB amount, calculated as follows:
        Account Value minus Adjusted Purchase Payments                =  $ 29,815
          40% of the above amount                                     =  $ 11,926
          Cap of 40% of Adjusted Purchase Payments                    =  $ 34,074
      The lesser of the above two amounts = the EEB amount            =  $ 11,926



      The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $115,000 + $11,926 = $126,926.



      *Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."



      **Adjusted Purchase Payments can be calculated as follows:



      Payments X (Account Value after withdrawal DIVIDED BY Account Value before withdrawal) = $100,000 X ($115,000 DIVIDED BY $135,000) = $85,185

                                   APPENDIX E
CALCULATION OF DEATH BENEFIT WHEN EEB AND MAV AND 5% ROLL-UP RIDERS ARE SELECTED



      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in Variable Accounts. No withdrawals are made. The Account Value at the Death Benefit Date is $135,000, the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000, and the Maximum Anniversary Value is $142,000. Assume death occurs in Account Year 7. The calculation of the death benefit to be paid is as follows:



         The Death Benefit Amount will be the greatest of:
             Account Value                                      =  $135,000
             Cash Surrender Value*                              =  $132,000
             Total of Adjusted Purchase Payments                =  $100,000
             5% Premium Roll-up Value                           =  $140,000
             Maximum Anniversary Value                          =  $142,000
         The Death Benefit Amount would therefore               =  $142,000

         ~ PLUS ~

         The EEB amount, calculated as follows:
           Account Value minus Adjusted Purchase Payments       =  $ 35,000
             40% of the above amount                            =  $ 14,000
             Cap of 40% of Adjusted Purchase Payments           =  $ 40,000
         The lesser of the above two amounts = the EEB
         amount                                                 =  $ 14,000



      The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB amount = $142,000 + $14,000 = $156,000.



      *Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

                                   APPENDIX F
        CALCULATION OF EARNINGS ENHANCEMENT PLUS OPTIONAL DEATH BENEFIT


      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:



         The Death Benefit Amount will be the greatest of:
             Account Value                                          =  $135,000
             Cash Surrender Value*                                  =  $132,000
             Total of Adjusted Purchase Payments                    =  $100,000
         The Death Benefit Amount would therefore                   =  $135,000

         ~ PLUS ~

         The EEB Plus amount, calculated as follows:
           Account Value minus Adjusted Purchase Payments           =  $ 35,000
             40% of the above amount                                =  $ 14,000
             Cap of 100% of Adjusted Purchase Payments              =  $100,000
         The lesser of the above two amounts = the EEB Plus
         amount                                                     =  $ 14,000



      The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Plus amount = $135,000 + $14,000 = $149,000.



      *Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

                                   APPENDIX G
    CALCULATION OF EARNINGS ENHANCEMENT PLUS WITH MAV OPTIONAL DEATH BENEFIT



      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year
7. The calculation of the Death Benefit to be paid is as follows:



         The Death Benefit Amount will be the greatest of:
             Account Value                                          =  $135,000
             Cash Surrender Value*                                  =  $132,000
             Total of Adjusted Purchase Payments                    =  $100,000
             Maximum Anniversary Value                              =  $140,000
         The Death Benefit Amount would therefore                   =  $140,000

         ~ PLUS ~

         The EEB Plus amount, calculated as follows:
           Death Benefit Amount before EEB minus Adjusted
             Purchase Payments                                      =  $ 40,000
             40% of the above amount                                =  $ 16,000
             Cap of 100% of Adjusted Purchase Payments              =  $100,000
         The lesser of the above two amounts = the EEB Plus
         amount                                                     =  $ 16,000



      The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Plus MAV amount = $140,000 + $16,000 = $156,000.



      *Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

                                   APPENDIX H
CALCULATION OF EARNINGS ENHANCEMENT PLUS WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT



      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:



         The Death Benefit Amount will be the greatest of:
             Account Value                                          =  $135,000
             Cash Surrender Value*                                  =  $132,000
             Total of Adjusted Purchase Payments                    =  $100,000
             5% Premium Roll-up Value                               =  $140,000
         The Death Benefit Amount would therefore                   =  $140,000

         ~ PLUS ~

         The EEB Plus amount, calculated as follows:
           Death Benefit Amount before EEB minus Adjusted
             Purchase Payments                                      =  $ 40,000
             40% of the above amount                                =  $ 16,000
             Cap of 100% of Adjusted Purchase Payments              =  $100,000
         The lesser of the above two amounts = the EEB Plus
         amount                                                     =  $ 16,000



      The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Plus 5% Roll-Up amount = $140,000 + $16,000 = $156,000.



      *Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

                                   APPENDIX I
          CONDENSED FINANCIAL INFORMATION -- ACCUMULATION UNIT VALUES



      The following information should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information. All of the Variable Account's Financial Statements have been audited by Deloitte & Touche LLP, independent auditors.



                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              ------------------
BOND SERIES -- LEVEL 1+
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.5347
  Units outstanding at end of period........................              --
BOND SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.5347
  Units outstanding at end of period........................          62,271
BOND SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.5300
  Units outstanding at end of period........................          29,888
BOND SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.5277
  Units outstanding at end of period........................          41,361
BOND SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.5230
  Units outstanding at end of period........................         128,272
BOND SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.5160
  Units outstanding at end of period........................          49,564
CAPITAL APPRECIATION SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.0903
  Units outstanding at end of period........................           9,289


------------------------


       +LEVEL           PERCENTAGE OF AVERAGE DAILY NET ASSETS
---------------------   --------------------------------------
  1                                     1.00%
  2                                     1.15%
  3                                     1.25%
  4                                     1.30%
  5                                     1.40%
  6                                     1.55%

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              ------------------
CAPITAL APPRECIATION SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.0848
  Units outstanding at end of period........................         358,590
CAPITAL APPRECIATION SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.0813
  Units outstanding at end of period........................         144,013
CAPITAL APPRECIATION SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.0795
  Units outstanding at end of period........................         621,987
CAPITAL APPRECIATION SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.0759
  Units outstanding at end of period........................       1,152,866
CAPITAL APPRECIATION SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.0705
  Units outstanding at end of period........................         410,764
CAPITAL OPPORTUNITIES SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.2259
  Units outstanding at end of period........................              --
CAPITAL OPPORTUNITIES SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.2203
  Units outstanding at end of period........................         542,845
CAPITAL OPPORTUNITIES SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.2166
  Units outstanding at end of period........................         168,372
CAPITAL OPPORTUNITIES SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.2147
  Units outstanding at end of period........................         974,321
CAPITAL OPPORTUNITIES SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.2110
  Units outstanding at end of period........................       2,057,010

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              ------------------
CAPITAL OPPORTUNITIES SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.2053
  Units outstanding at end of period........................         530,318
EMERGING GROWTH SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $7.7721
  Units outstanding at end of period........................           9,525
EMERGING GROWTH SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $7.7668
  Units outstanding at end of period........................         564,969
EMERGING GROWTH SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $7.7632
  Units outstanding at end of period........................         167,798
EMERGING GROWTH SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $7.7615
  Units outstanding at end of period........................         913,512
EMERGING GROWTH SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $7.7579
  Units outstanding at end of period........................       2,170,423
EMERGING GROWTH SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $7.7526
  Units outstanding at end of period........................         578,558
EMERGING MARKETS EQUITY SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.1649
  Units outstanding at end of period........................              --
EMERGING MARKETS EQUITY SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.1595
  Units outstanding at end of period........................          16,933
EMERGING MARKETS EQUITY SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.1559
  Units outstanding at end of period........................          20,014

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              ------------------
EMERGING MARKETS EQUITY SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.1540
  Units outstanding at end of period........................          50,636
EMERGING MARKETS EQUITY SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.1504
  Units outstanding at end of period........................         105,050
EMERGING MARKETS EQUITY SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.1450
  Units outstanding at end of period........................          54,411
GLOBAL ASSET ALLOCATION SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.5774
  Units outstanding at end of period........................              --
GLOBAL ASSET ALLOCATION SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.5718
  Units outstanding at end of period........................          11,274
GLOBAL ASSET ALLOCATION SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.5681
  Units outstanding at end of period........................           9,347
GLOBAL ASSET ALLOCATION SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.5662
  Units outstanding at end of period........................          15,475
GLOBAL ASSET ALLOCATION SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.5625
  Units outstanding at end of period........................          38,826
GLOBAL ASSET ALLOCATION SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.5568
  Units outstanding at end of period........................           3,760
GLOBAL GOVERNMENTS SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.2804
  Units outstanding at end of period........................              --

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              ------------------
GLOBAL GOVERNMENTS SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.2736
  Units outstanding at end of period........................          10,314
GLOBAL GOVERNMENTS SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.2690
  Units outstanding at end of period........................          12,317
GLOBAL GOVERNMENTS SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.2667
  Units outstanding at end of period........................          12,672
GLOBAL GOVERNMENTS SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.2622
  Units outstanding at end of period........................          54,231
GLOBAL GOVERNMENTS SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.2553
  Units outstanding at end of period........................          33,261
GLOBAL GROWTH SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.9173
  Units outstanding at end of period........................              --
GLOBAL GROWTH SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.9115
  Units outstanding at end of period........................         155,157
GLOBAL GROWTH SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.9077
  Units outstanding at end of period........................           4,354
GLOBAL GROWTH SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.9058
  Units outstanding at end of period........................         201,984
GLOBAL GROWTH SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.9020
  Units outstanding at end of period........................         376,659

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              ------------------
GLOBAL GROWTH SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.8963
  Units outstanding at end of period........................          88,602
GLOBAL TELECOMMUNICATIONS SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................        $10.0000**
    End of Period...........................................         $7.2919
  Units outstanding at end of period........................              --
GLOBAL TELECOMMUNICATIONS SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000**
    End of Period...........................................         $7.2886
  Units outstanding at end of period........................          11,107
GLOBAL TELECOMMUNICATIONS SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000**
    End of Period...........................................         $7.2865
  Units outstanding at end of period........................           9,402
GLOBAL TELECOMMUNICATIONS SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000**
    End of Period...........................................         $7.2854
  Units outstanding at end of period........................           3,533
GLOBAL TELECOMMUNICATIONS SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000**
    End of Period...........................................         $7.2832
  Units outstanding at end of period........................          14,516
GLOBAL TELECOMMUNICATIONS SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000**
    End of Period...........................................         $7.2799
  Units outstanding at end of period........................           2,093
GLOBAL TOTAL RETURN SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.9739
  Units outstanding at end of period........................              --
GLOBAL TOTAL RETURN SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.9684
  Units outstanding at end of period........................           6,315
GLOBAL TOTAL RETURN SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.9648
  Units outstanding at end of period........................              --

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              ------------------
GLOBAL TOTAL RETURN SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.9630
  Units outstanding at end of period........................          25,601
GLOBAL TOTAL RETURN SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.9593
  Units outstanding at end of period........................          20,862
GLOBAL TOTAL RETURN SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.9538
  Units outstanding at end of period........................           5,255
GOVERNMENT SECURITIES SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.6328
  Units outstanding at end of period........................              --
GOVERNMENT SECURITIES SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.6258
  Units outstanding at end of period........................         173,385
GOVERNMENT SECURITIES SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.6210
  Units outstanding at end of period........................          20,304
GOVERNMENT SECURITIES SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.6187
  Units outstanding at end of period........................         209,319
GOVERNMENT SECURITIES SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.6140
  Units outstanding at end of period........................         370,992
GOVERNMENT SECURITIES SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.6069
  Units outstanding at end of period........................         120,982
HIGH YIELD SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.1906
  Units outstanding at end of period........................              --

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              ------------------
HIGH YIELD SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.1845
  Units outstanding at end of period........................         112,132
HIGH YIELD SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.1804
  Units outstanding at end of period........................          25,020
HIGH YIELD SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.1784
  Units outstanding at end of period........................         143,301
HIGH YIELD SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.1743
  Units outstanding at end of period........................         278,253
HIGH YIELD SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.1682
  Units outstanding at end of period........................         104,240
INTERNATIONAL GROWTH SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.6014
  Units outstanding at end of period........................              --
INTERNATIONAL GROWTH SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.5954
  Units outstanding at end of period........................          36,126
INTERNATIONAL GROWTH SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.5915
  Units outstanding at end of period........................              --
INTERNATIONAL GROWTH SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.5895
  Units outstanding at end of period........................          31,240
INTERNATIONAL GROWTH SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.5855
  Units outstanding at end of period........................          72,137

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              ------------------
INTERNATIONAL GROWTH SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.5796
  Units outstanding at end of period........................          26,179
INTERNATIONAL INVESTORS TRUST SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.1063
  Units outstanding at end of period........................           9,690
INTERNATIONAL INVESTORS TRUST SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.1002
  Units outstanding at end of period........................          75,354
INTERNATIONAL INVESTORS TRUST SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.0962
  Units outstanding at end of period........................          19,952
INTERNATIONAL INVESTORS TRUST SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.0941
  Units outstanding at end of period........................         143,533
INTERNATIONAL INVESTORS TRUST SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.0901
  Units outstanding at end of period........................         395,096
INTERNATIONAL INVESTORS TRUST SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.0840
  Units outstanding at end of period........................         116,665
MANAGED SECTORS SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.8725
  Units outstanding at end of period........................              --
MANAGED SECTORS SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.8670
  Units outstanding at end of period........................         160,500
MANAGED SECTORS SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.8633
  Units outstanding at end of period........................          40,787

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              ------------------
MANAGED SECTORS SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.8615
  Units outstanding at end of period........................         145,449
MANAGED SECTORS SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.8577
  Units outstanding at end of period........................         318,263
MANAGED SECTORS SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.8522
  Units outstanding at end of period........................          64,615
MASSACHUSETTS INVESTORS GROWTH STOCK SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.7153
  Units outstanding at end of period........................          41,788
MASSACHUSETTS INVESTORS GROWTH STOCK SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.7095
  Units outstanding at end of period........................         825,447
MASSACHUSETTS INVESTORS GROWTH STOCK SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.7988
  Units outstanding at end of period........................         147,610
MASSACHUSETTS INVESTORS GROWTH STOCK SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.7036
  Units outstanding at end of period........................       1,222,281
MASSACHUSETTS INVESTORS GROWTH STOCK SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.6997
  Units outstanding at end of period........................       3,410,945
MASSACHUSETTS INVESTORS GROWTH STOCK SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.6939
  Units outstanding at end of period........................         835,704
MASSACHUSETTS INVESTORS TRUST SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.7299
  Units outstanding at end of period........................              --

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              ------------------
MASSACHUSETTS INVESTORS TRUST SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.7233
  Units outstanding at end of period........................         662,105
MASSACHUSETTS INVESTORS TRUST SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.7190
  Units outstanding at end of period........................         106,576
MASSACHUSETTS INVESTORS TRUST SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.7168
  Units outstanding at end of period........................         744,449
MASSACHUSETTS INVESTORS TRUST SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.7125
  Units outstanding at end of period........................       1,982,246
MASSACHUSETTS INVESTORS TRUST SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.7060
  Units outstanding at end of period........................         623,357
MID CAP GROWTH SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................        $10.0000***
    End of Period...........................................         $9.2544
  Units outstanding at end of period........................              --
MID CAP GROWTH SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000***
    End of Period...........................................         $9.2503
  Units outstanding at end of period........................          34,282
MID CAP GROWTH SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000***
    End of Period...........................................         $9.2475
  Units outstanding at end of period........................          32,880
MID CAP GROWTH SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000***
    End of Period...........................................         $9.2461
  Units outstanding at end of period........................         135,289
MID CAP GROWTH SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000***
    End of Period...........................................         $9.2434
  Units outstanding at end of period........................         257,499

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              ------------------
MID CAP GROWTH SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000***
    End of Period...........................................         $9.2393
  Units outstanding at end of period........................          44,338
MONEY MARKET SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.2312
  Units outstanding at end of period........................          16,332
MONEY MARKET SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.2243
  Units outstanding at end of period........................         156,253
MONEY MARKET SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.2197
  Units outstanding at end of period........................              --
MONEY MARKET SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.2174
  Units outstanding at end of period........................         136,521
MONEY MARKET SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.2128
  Units outstanding at end of period........................         324,280
MONEY MARKET SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.2059
  Units outstanding at end of period........................         204,046
NEW DISCOVERY SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.5988
  Units outstanding at end of period........................              --
NEW DISCOVERY SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.5929
  Units outstanding at end of period........................         228,703
NEW DISCOVERY SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.5890
  Units outstanding at end of period........................          96,431

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              ------------------
NEW DISCOVERY SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.5870
  Units outstanding at end of period........................         333,331
NEW DISCOVERY SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.5831
  Units outstanding at end of period........................         830,845
NEW DISCOVERY SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.5772
  Units outstanding at end of period........................         274,903
RESEARCH SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.8897
  Units outstanding at end of period........................              --
RESEARCH SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.8839
  Units outstanding at end of period........................         287,774
RESEARCH SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.8800
  Units outstanding at end of period........................         136,123
RESEARCH SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.8781
  Units outstanding at end of period........................         474,565
RESEARCH SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.8742
  Units outstanding at end of period........................       1,097,956
RESEARCH SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.8684
  Units outstanding at end of period........................         377,470
RESEARCH GROWTH AND INCOME SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.0679
  Units outstanding at end of period........................              --

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              ------------------
RESEARCH GROWTH AND INCOME SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.0616
  Units outstanding at end of period........................          41,097
RESEARCH GROWTH AND INCOME SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.0574
  Units outstanding at end of period........................          11,505
RESEARCH GROWTH AND INCOME SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.0554
  Units outstanding at end of period........................          70,162
RESEARCH GROWTH AND INCOME SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.0512
  Units outstanding at end of period........................         127,800
RESEARCH GROWTH AND INCOME SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.0449
  Units outstanding at end of period........................          40,111
RESEARCH INTERNATIONAL SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.9251
  Units outstanding at end of period........................              --
RESEARCH INTERNATIONAL SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.9190
  Units outstanding at end of period........................         147,311
RESEARCH INTERNATIONAL SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.9150
  Units outstanding at end of period........................          75,847
RESEARCH INTERNATIONAL SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.9129
  Units outstanding at end of period........................         160,450
RESEARCH INTERNATIONAL SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.9089
  Units outstanding at end of period........................         459,368

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              ------------------
RESEARCH INTERNATIONAL SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.9028
  Units outstanding at end of period........................         113,049
STRATEGIC GROWTH SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.4812
  Units outstanding at end of period........................              --
STRATEGIC GROWTH SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.4758
  Units outstanding at end of period........................         135,296
STRATEGIC GROWTH SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.4721
  Units outstanding at end of period........................          25,507
STRATEGIC GROWTH SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.4703
  Units outstanding at end of period........................         261,952
STRATEGIC GROWTH SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.4666
  Units outstanding at end of period........................         599,690
STRATEGIC GROWTH SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $8.4612
  Units outstanding at end of period........................         136,093
STRATEGIC INCOME SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.0495
  Units outstanding at end of period........................              --
STRATEGIC INCOME SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.0431
  Units outstanding at end of period........................          28,461
STRATEGIC INCOME SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.0388
  Units outstanding at end of period........................          26,165

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              ------------------
STRATEGIC INCOME SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.0366
  Units outstanding at end of period........................          65,392
STRATEGIC INCOME SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.0324
  Units outstanding at end of period........................          91,957
STRATEGIC INCOME SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $10.0259
  Units outstanding at end of period........................          22,010
TECHNOLOGY SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $7.7449
  Units outstanding at end of period........................          21,540
TECHNOLOGY SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $7.7398
  Units outstanding at end of period........................         141,204
TECHNOLOGY SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $7.7365
  Units outstanding at end of period........................          41,719
TECHNOLOGY SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $7.7348
  Units outstanding at end of period........................         183,811
TECHNOLOGY SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $7.7314
  Units outstanding at end of period........................         644,712
TECHNOLOGY SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $7.7263
  Units outstanding at end of period........................         156,214
TOTAL RETURN SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $11.2101
  Units outstanding at end of period........................              --

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              ------------------
TOTAL RETURN SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $11.2029
  Units outstanding at end of period........................         219,370
TOTAL RETURN SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $11.1981
  Units outstanding at end of period........................          10,625
TOTAL RETURN SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $11.1957
  Units outstanding at end of period........................         325,729
TOTAL RETURN SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $11.1909
  Units outstanding at end of period........................         556,497
TOTAL RETURN SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $11.1836
  Units outstanding at end of period........................         188,022
UTILITIES SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.6988
  Units outstanding at end of period........................              --
UTILITIES SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.6922
  Units outstanding at end of period........................         348,917
UTILITIES SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.6878
  Units outstanding at end of period........................          95,664
UTILITIES SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.6856
  Units outstanding at end of period........................         487,384
UTILITIES SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.6812
  Units outstanding at end of period........................         985,298

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              ------------------
UTILITIES SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................         $9.6745
  Units outstanding at end of period........................         245,771
VALUE SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $12.1507
  Units outstanding at end of period........................               -
VALUE SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $12.1428
  Units outstanding at end of period........................         112,270
VALUE SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $12.1376
  Units outstanding at end of period........................          20,757
VALUE SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $12.1349
  Units outstanding at end of period........................         131,403
VALUE SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $12.1296
  Units outstanding at end of period........................         329,803
VALUE SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................        $10.0000
    End of Period...........................................        $12.1217
  Units outstanding at end of period........................          70,298


------------------------


*   From commencement of operations on July 17, 2000 to December 31, 2000.



**  From commencement of operations on September 11, 2000 to December 31, 2000.

                           SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                           C/O RETIREMENT PRODUCTS AND SERVICES
                           P.O. BOX 1024
                           BOSTON, MASSACHUSETTS 02103

                           TELEPHONE:
                           Toll Free (800) 752-7215

                           GENERAL DISTRIBUTOR
                           Clarendon Insurance Agency, Inc.
                           One Sun Life Executive Park
                           Wellesley Hills, Massachusetts 02481

                           AUDITORS
                           Deloitte & Touche
                           200 Berkeley Street
                           Boston, Massachusetts 02116

 CHOICE- 1 5/01

                 (This page has been left blank intentionally.)

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                                                     MAY 1, 2001

                                    PROFILE

                                  FUTURITY III
                               VARIABLE AND FIXED
                                    ANNUITY

      THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE FULL PROSPECTUS WHICH ACCOMPANIES THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY.

      THROUGHOUT THIS PROFILE, THE TERMS, "YOU" AND "YOUR" REFER TO "OWNER," "PARTICIPANT," AND/OR "COVERED PERSON" AS THOSE TERMS ARE DEFINED IN YOUR CONTRACT.

      1. THE FUTURITY III ANNUITY

      The Futurity III Annuity is a flexible payment deferred annuity contract ("Contract") designed for use in connection with retirement and deferred compensation plans, some of which may qualify for favorable federal income tax treatment. The Contract is intended to help you achieve your retirement savings or other long-term investment goals.

      The Contract has two phases: an Accumulation Phase and an Income Phase. During the Accumulation Phase, you make payments into the Contract; any investment earnings under your Contract accumulate on a tax-deferred basis and are taxed as income only when withdrawn. During the Income Phase, we make annuity payments in amounts determined in part by the amount of money you have accumulated under your Contract during the Accumulation Phase. You choose when the Income Phase begins.


      You may choose among a number of variable investment options and fixed options. For a variable investment return you choose one or more Sub-Accounts in our Variable Account, each of which invests in shares of a corresponding mutual fund or series thereof (collectively, the "Funds") listed in Section 4. The value of any portion of your Contract allocated to the Sub-Accounts will fluctuate up or down depending on the performance of the Series you select, and you may experience losses. For a fixed interest rate, you may choose one or more Guarantee Periods offered in our Fixed Account, each of which earns its own Guaranteed Interest Rate if you keep your money in that Guarantee Period for the specified length of time.



      The Contract is designed to meet your need for investment flexibility. Over the life of your Contract, you may allocate amounts among as many as 18 of the available variable and fixed options. You can, subject to certain limitations, transfer money between options up to 12 times each year without a transfer charge or adverse tax consequences.


      2. ANNUITY PAYMENTS (THE INCOME PHASE)

      Just as you can elect to have your Contract value accumulate on either a variable or fixed basis, or a combination of both, you can elect to receive annuity payments on either a variable or fixed basis or both. If you choose to have any part of your annuity payments come from the Sub-Accounts, the dollar amount of your annuity payments may fluctuate.

      The Contract offers a variety of annuity options. You can select from among the following methods of receiving either variable or fixed annuity payments under your Contract: (1) monthly payments continuing for your lifetime (assuming you are the annuitant); (2) monthly payments for your lifetime, but with payments continuing to your chosen beneficiary for a specified number of years after your first payment if you die before the end of the period you have selected; (3) monthly payments for your lifetime and the life of another person (usually your spouse) you have chosen; and (4) monthly payments for a specified number of years, with a cash-out option for variable payments. We may also agree to other annuity options at our discretion.

      Once the Income Phase begins, you cannot change your choice of annuity payment method.

      3. PURCHASING A CONTRACT

      You may purchase a Contract for $10,000 or more, under most circumstances. You may increase the value of your investment by adding $1,000 or more at any time during the Accumulation Phase. We may waive these limits. We will not accept a purchase payment if your account value is over $2 million, or if the purchase payment would cause your account value to exceed $2 million, unless we have approved the payment in advance.

      4. ALLOCATION OPTIONS

      You can allocate your money among Sub-Accounts investing in the following
Funds:


 AIM VARIABLE INSURANCE FUNDS                        FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
   AIM V.I. Capital Appreciation Fund                  Fidelity VIP Contrafund-TM- Portfolio
   AIM V.I. Growth Fund                                Fidelity VIP Growth Portfolio
   AIM V.I. Growth and Income Fund                     Fidelity VIP Overseas Portfolio
   AIM V.I. International Equity Fund                MFS/SUN LIFE SERIES TRUST
   AIM V.I. Value Fund                                 MFS/Sun Life Capital Appreciation Series
 THE ALGER AMERICAN FUND                               MFS/Sun Life Emerging Growth Series
   Alger American Growth Portfolio                     MFS/Sun Life Government Securities Series
   Alger American Income and Growth Portfolio          MFS/Sun Life High Yield Series
   Alger American Small Capitalization Portfolio       MFS/Sun Life Massachusetts Investors Growth
 ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.            Stock Series
   Alliance VP Premier Growth Fund                     MFS/Sun Life Massachusetts Investors Trust
   Alliance VP Technology Fund                           Series
   Alliance VP Growth and Income Fund                  MFS/Sun Life New Discovery Series
   Alliance VP Worldwide Privatization Fund            MFS/Sun Life Total Return Series
   Alliance VP Quasar Fund                             MFS/Sun Life Utilities Series
 GOLDMAN SACHS VARIABLE INSURANCE TRUST              RYDEX VARIABLE TRUST
   VIT CORE-SM- Large Cap Growth Fund                  Rydex VT Nova Fund
   VIT CORE-SM- U.S. Equity Fund                       Rydex VT OTC Fund
   VIT CORE-SM- Small Cap Equity Fund*               SUN CAPITAL ADVISERS TRUST
   VIT Internet Tollkeeper Fund                        SC-SM- Davis Financial Fund
   VIT Capital Growth Fund                             SC-SM- Davis Venture Value Fund
   VIT Growth and Income Fund*                         SC-SM- INVESCO Energy Fund
   VIT International Equity Fund*                      SC-SM- INVESCO Health Sciences Fund
 INVESCO VARIABLE INVESTMENT FUNDS, INC.               SC-SM- INVESCO Technology Fund
   INVESCO VIF Dynamics Fund                           SC-SM- INVESCO Telecommunications Fund
   INVESCO VIF Small Company Growth Fund               SC-SM- Neuberger Berman Mid Cap Growth Fund
 J.P. MORGAN SERIES TRUST II                           SC-SM- Neuberger Berman Mid Cap Value Fund
   J.P. Morgan International Opportunities             SC-SM- Value Equity Fund
     Portfolio*                                        SC-SM- Value Managed Fund
   J.P. Morgan Small Company Portfolio*                SC-SM- Value Mid Cap Fund
   J.P. Morgan U.S. Disciplined Equity Portfolio*      SC-SM- Value Small Cap Fund
 LORD ABBETT SERIES FUND, INC.                         SC-SM- Blue Chip Mid Cap Fund
   Lord Abbett Series Fund Mid Cap Value               SC-SM- Investors Foundation Fund
   Lord Abbett Series Fund Growth and Income           SC-SM- Select Equity Fund
   Lord Abbett Series Fund International               Sun Capital Investment Grade Bond Fund-SM-
                                                       Sun Capital Money Market Fund-SM-
                                                       Sun Capital Real Estate Fund-SM-


------------------------


*Not available to Contracts issued on or after May 1, 2001


      Market conditions will determine the value of an investment in any Fund. Each Fund is described in the relevant Fund prospectus.

      In addition to these variable options, you may also allocate your money to one or more of the Guarantee Periods we make available. For each Guarantee Period, we offer a Guaranteed Interest Rate for the specified length of time.

      5. EXPENSES

      The charges under the Contracts are as follows:

      During the first 5 years of a Contract, if your account value is less than $75,000 on your Account Anniversary, we impose an annual Account Fee equal to $35. After the fifth year, we may change this fee annually, but it will never exceed $50. During the Income Phase, the annual Account Fee is $35. We will not assess an Account Fee if your Contract is fully invested in the Fixed Account during the entire Account Year. We will waive the Account Fee if your Contract value was $75,000 or more on your Account Anniversary, or if your Account was allocated only to the Fixed Account during the applicable Account Year. In addition, during both the Accumulation Phase and the Income Phase, we deduct insurance charges equal to 1.15% per year of the average daily value of the Contract allocated among the Sub-Accounts. If your initial purchase payment is greater than $1,000,000, we will decrease the insurance charges to 1.00%. If you annuitize before your seventh Account Anniversary, we will assess, during the Income Phase, an additional charge equal to 0.25% of your daily account value.

CHARGES FOR OPTIONAL DEATH BENEFIT RIDERS

      If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.

                                % OF AVERAGE
     RIDER(S) YOU ELECT*        DAILY VALUE
     -------------------        ------------
            "EEB"                  0.15%
            "MAV"                  0.15%
         "5% Roll-Up"              0.15%
       "EEB" and "MAV"             0.25%
    "EEB" and "5% Roll-Up"         0.25%
    "MAV" and "5% Roll-Up"         0.25%
          "EEB Plus"               0.25%
   "EEB" and "MAV" and "5%
           Roll-Up"                0.40%
        "EEB Plus MAV"             0.40%
    "EEB Plus 5% Roll-Up"          0.40%

------------------------

*   As defined in Section 9 below

      No optional death benefit is offered if you are 80 or older at issue. No charges for optional death benefit riders are assessed during the Income Phase.

      There are no sales charges when you purchase your Contract. However, if you withdraw money from your Contract, we will, with certain exceptions, impose a withdrawal charge. Your Contract allows a "free withdrawal amount," which you may withdraw before you incur the withdrawal charge. The rest of your withdrawal is subject to a withdrawal charge equal to a percentage of each purchase payment you withdraw. Each payment begins a new 7-year period and moves down a declining surrender charge scale at each Account Anniversary. Payments received during the current Account Year will be charged 7%, if withdrawn. On your next scheduled Account Anniversary, that payment, along with any other payments made during that Account Year, will be considered to be in their second Account Year and will have a 7% withdrawal charge. On the next Account Anniversary, these payments will move into their third Account Year and will have a withdrawal charge of 6%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the purchase payment has been held in your Account. The declining scale is as follows:

NUMBER OF ACCOUNT YEARS
  PAYMENT HAS BEEN IN
     YOUR CONTRACT       WITHDRAWAL CHARGE
-----------------------  -----------------
          0-1                    7%
          1-2                    7%
          2-3                    6%
          3-4                    6%
          4-5                    5%
          5-6                    4%
          6-7                    3%
       7 or more                 0%

      If you withdraw, transfer, or annuitize money allocated to a Guarantee Period more than 30 days before the expiration date of the Guarantee Period, the amount will be subject to a Market Value Adjustment. This adjustment reflects the relationship between our current Guaranteed Interest Rates and the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if your Guaranteed Interest Rate is lower than the relevant current rate, then the adjustment will decrease your Contract value. Conversely, if your Guaranteed Interest Rate is higher than the relevant current rate, the adjustment will increase your Contract value. The Market Value Adjustment will not apply to the withdrawal of interest credited during the current Account Year, or to transfers as part of our dollar-cost averaging program.


      In addition to the charges we impose under the Contracts, there are charges (which include management fees and operating expenses) imposed by each Fund, depending upon which Funds you have selected. The investment adviser has agreed to waive or reimburse a portion of expenses for some of the Funds; without this agreement, Fund expenses could be higher. Some of these agreements may be terminated at any time.


      The following chart is designed to help you understand the expenses you will incur under your Contract, if you invest in one or more of the Sub-Accounts. The column "Total Annual Expenses" shows the sum of the "Total Annual Insurance Charges," as defined just above the chart, and the total expenses (net of any applicable expense reimbursement and/or fee waiver) for each Fund. The next two columns show two examples of the expenses, in dollars, you would pay under a Contract. The examples assume that you invested $1,000 in a Contract which earns 5% annually and that you withdraw your money (1) at the end of one year or (2) at the end of 10 years. For the first year, the Total Annual Expenses are deducted, as well as withdrawal charges. For year 10, the example shows the aggregate of all of the annual expenses deducted for the 10 years, but there is no withdrawal charge.


      During the Accumulation Phase, "Total Annual Insurance Charges" of 1.25% as shown in the table below include insurance charges of 1.15% of your daily net assets (1.00% for mortality and expense risks and 0.15% for administrative expenses) plus an additional 0.10%, which is used to represent the current $35 annual Account Fee based on an assumed Contract value of $35,000. The actual impact of the Account Fee may be greater or less than 0.10%, depending upon the value of your Contract. After the fifth Account Anniversary, we may raise the annual Account Fee, but in no event will it ever exceed $50. The 10-year total expense examples, below, reflect a $50 annual Account Fee.



                                                                                                    EXAMPLES: TOTAL
                                                                                                    EXPENSE AT END
                                           TOTAL ANNUAL   TOTAL ANNUAL     TOTAL         NO RIDERS (A)          WITH RIDER (B)
                                            INSURANCE         FUND         ANNUAL     --------------------   --------------------
SUB-ACCOUNT                                  CHARGES        EXPENSES      EXPENSES     1 YEAR    10 YEARS     1 YEAR    10 YEARS
-----------                                ------------   ------------   ----------   --------   ---------   --------   ---------
AIM V.I. Capital Appreciation Fund            1.25%          0.82%         2.07%       $83        $243        $86        $283
AIM V.I. Growth Fund                          1.25%          0.83%         2.08%       $83        $244        $86        $284
AIM V.I. Growth and Income Fund               1.25%          0.84%         2.09%       $83        $245        $86        $285
AIM V.I. International Equity Fund            1.25%          1.02%         2.27%       $84        $263        $88        $303
AIM V.I. Value Fund                           1.25%          0.84%         2.09%       $83        $245        $86        $285
Alger American Growth Portfolio               1.25%          0.79%         2.04%       $82        $239        $86        $280
Alger American Income and Growth
 Portfolio                                    1.25%          0.70%         1.95%       $81        $230        $85        $271
Alger American Small Capitalization
 Portfolio                                    1.25%          0.90%         2.15%       $83        $251        $87        $291

                                                                                                    EXAMPLES: TOTAL
                                                                                                    EXPENSE AT END
                                           TOTAL ANNUAL   TOTAL ANNUAL     TOTAL         NO RIDERS (A)          WITH RIDER (B)
                                            INSURANCE         FUND         ANNUAL     --------------------   --------------------
SUB-ACCOUNT                                  CHARGES        EXPENSES      EXPENSES     1 YEAR    10 YEARS     1 YEAR    10 YEARS
-----------                                ------------   ------------   ----------   --------   ---------   --------   ---------
Alliance VP Premier Growth Fund               1.25%          1.30%         2.55%       $87        $291        $91        $329
Alliance VP Technology Fund                   1.25%          1.31%         2.56%       $87        $292        $91        $330
Alliance VP Growth and Income Fund            1.25%          0.95%         2.20%       $84        $256        $87        $296
Alliance VP Worldwide Privatization Fund      1.25%          1.20%         2.45%       $86        $281        $90        $320
Alliance VP Quasar Fund                       1.25%          1.20%         2.45%       $86        $281        $90        $320
Goldman Sachs VIT CORE-SM- Large Cap
 Growth Fund                                  1.25%          0.90%         2.15%       $83        $251        $87        $291
Goldman Sachs VIT CORE-SM- Small Cap
 Equity Fund                                  1.25%          1.00%         2.25%       $84        $261        $88        $301
Goldman Sachs VIT CORE-SM- U.S. Equity
 Fund                                         1.25%          0.90%         2.15%       $83        $251        $87        $291
Goldman Sachs VIT Internet Tollkeeper
 Fund                                         1.25%          1.25%         2.50%       $87        $286        $90        $325
Goldman Sachs VIT Capital Growth Fund         1.25%          1.00%         2.25%       $84        $261        $88        $301
Goldman Sachs VIT Growth and Income Fund      1.25%          1.00%         2.25%       $84        $261        $88        $301
Goldman Sachs VIT International Equity
 Fund                                         1.25%          1.35%         2.60%       $87        $296        $91        $334
INVESCO VIF Dynamics Fund                     1.25%          1.09%         2.34%       $85        $270        $89        $309
INVESCO VIF Small Company Growth Fund         1.25%          1.37%         2.62%       $88        $298        $91        $336
J. P. Morgan International Opportunities
 Portfolio                                    1.25%          1.20%         2.45%       $86        $281        $90        $320
J. P. Morgan Small Company Portfolio          1.25%          1.15%         2.40%       $86        $276        $89        $315
J. P. Morgan U.S. Disciplined Equity
 Portfolio                                    1.25%          0.85%         2.10%       $83        $246        $87        $286
Lord Abbett Series Fund Mid Cap Value         1.25%          1.10%         2.35%       $85        $271        $89        $310
Lord Abbett Series Fund Growth & Income       1.25%          1.02%         2.27%       $84        $263        $88        $303
Lord Abbett Series Fund International         1.25%          1.35%         2.60%       $87        $296        $91        $334
Fidelity VIP Contrafund-TM- Portfolio         1.25%          0.92%         2.17%       $83        $253        $87        $293
Fidelity VIP Growth Portfolio                 1.25%          0.91%         2.16%       $83        $252        $87        $292
Fidelity VIP Overseas Portfolio               1.25%          1.15%         2.40%       $86        $276        $89        $315
MFS/Sun Life Capital Appreciation Series      1.25%          0.75%         2.00%       $82        $235        $86        $276
MFS/Sun Life Emerging Growth Series           1.25%          0.74%         1.99%       $82        $234        $86        $275
MFS/Sun Life Government Securities Series     1.25%          0.62%         1.87%       $81        $222        $84        $263
MFS/Sun Life High Yield Series                1.25%          0.83%         2.08%       $83        $244        $86        $284
MFS/Sun Life Massachusetts Investors
 Growth Stock Series                          1.25%          0.81%         2.06%       $82        $242        $86        $282
MFS/Sun Life Massachusetts Investors
 Trust Series                                 1.25%          0.60%         1.85%       $80        $220        $84        $261
MFS/Sun Life New Discovery Series             1.25%          0.99%         2.24%       $84        $260        $88        $300
MFS/Sun Life Total Return Series              1.25%          0.70%         1.95%       $81        $230        $85        $271
MFS/Sun Life Utilities Series                 1.25%          0.80%         2.05%       $82        $240        $86        $281
Rydex VT Nova Fund                            1.25%          1.42%         2.67%       $88        $303        $92        $341
Rydex VT OTC Fund                             1.25%          1.46%         2.71%       $89        $307        $92        $344
SC-SM- Davis Financial Fund                   1.25%          0.90%         2.15%       $83        $251        $87        $291
SC-SM- Davis Venture Value Fund               1.25%          0.90%         2.15%       $83        $251        $87        $291
SC-SM- INVESCO Energy Fund                    1.25%          1.25%         2.50%       $87        $286        $90        $325
SC-SM- INVESCO Health Sciences Fund           1.25%          1.25%         2.50%       $87        $286        $90        $325
SC-SM- INVESCO Technology Fund                1.25%          1.25%         2.50%       $87        $286        $90        $325
SC-SM- INVESCO Telecommunications Fund        1.25%          1.25%         2.50%       $87        $286        $90        $325
SC-SM- Neuberger Berman Mid Cap Growth
 Fund                                         1.25%          1.10%         2.35%       $85        $271        $89        $310
SC-SM- Neuberger Berman Mid Cap Value
 Fund                                         1.25%          1.10%         2.35%       $85        $271        $89        $310
SC-SM- Value Equity Fund                      1.25%          0.90%         2.15%       $83        $251        $87        $291
SC-SM- Value Managed Fund                     1.25%          0.90%         2.15%       $83        $251        $87        $291
SC-SM- Value Mid Cap Fund                     1.25%          1.00%         2.25%       $84        $261        $88        $301
SC-SM- Value Small Cap Fund                   1.25%          1.00%         2.25%       $84        $261        $88        $301
SC-SM- Blue Chip Mid Cap Fund                 1.25%          1.00%         2.25%       $84        $261        $88        $301
SC-SM- Investors Foundation Fund              1.25%          0.90%         2.15%       $83        $251        $87        $291
SC-SM- Select Equity Fund                     1.25%          0.90%         2.15%       $83        $251        $87        $291
Sun Capital Investment Grade Bond
 Fund-SM-                                     1.25%          0.75%         2.00%       $82        $235        $86        $276
Sun Capital Money Market Fund-SM-             1.25%          0.65%         1.90%       $81        $225        $85        $266
Sun Capital Real Estate Fund-SM-              1.25%          1.25%         2.50%       $87        $286        $90        $325


------------------------------


(a) Assuming no optional death benefit riders are elected.



(b) Assuming the EEB Plus MAV optional death benefit rider is elected.

      If your initial purchase payment is $1,000,000 or more, we will reduce your insurance charges, during the Accumulation Phase, by 0.15%.

      If you annuitize before your 7th Account Anniversary, we will increase your insurance charges by 0.25% during the Income Phase.

      For more detailed information about Contract fees and expenses, please refer to the fee table and discussion of Contract charges contained in the full Prospectus which accompanies this Profile.

      6. TAXES

      Under current federal tax laws, your earnings are not taxed until you take them out of your Contract. If you take money out, earnings come out first and are taxed as income. If your Contract is funded with pre-tax or tax-deductible dollars (such as with a pension or IRA contribution) -- we call this a Qualified Contract -- your entire withdrawal will be taxable. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the earnings. Annuity payments during the Income Phase are considered in part a return of your original investment. That portion of each payment is not taxable, except under a Qualified Contract, in which case the entire payment will be taxable.

      Different laws apply if your Contract is issued in Puerto Rico. Under the tax laws of Puerto Rico, when an annuity payment is made under your Contract, your annuitant or any other payee is required to include as gross income the lesser of the amounts received during the taxable year or the portion of each annuity payment equal to 3% of the aggregate purchase payments you made under the Contract. The amount if any, in excess of the included amount is excluded from gross income. After an amount equal to the aggregate amount excluded from gross income has been received, all of the annuity payments are considered to be taxable income.

      In all cases, you should consult with your tax adviser for specific tax information.

      7. ACCESS TO YOUR MONEY

      You can withdraw money from your Contract at any time during the Accumulation Phase. You may withdraw a portion of the value of your Contract in each year without the imposition of the withdrawal charge. In the first Account Year, the portion of your Account that is not subject to a withdrawal charge is equal to 15% of all purchase payments made during that Account Year. After your first Account Anniversary, the portion of your Account that is not subject to a withdrawal charge is 100% of all purchase payments made prior to the last 7 Account Years not previously withdrawn PLUS the greater of (1) 15% of all purchase payments you have made in the last 7 years minus any free withdrawals taken duirng the current Account Year or (2) all earnings minus any withdrawals taken during the life of the Contract. All other purchase payments you withdraw will be subject to a withdrawal charge ranging from 7% to 3%. You may also be required to pay income tax and possible tax penalties on any money you withdraw.

      We do not assess a withdrawal charge upon annuitization or transfers. In certain circumstances, we will waive the withdrawal charges for a full or partial withdrawal when you are confined to an eligible nursing home. In addition, there may be other circumstances under which we may waive the withdrawal charge.

      In addition to the withdrawal charge, amounts you withdraw, transfer or annuitize from the Fixed Account before your Guarantee Period has ended may be subject to a Market Value Adjustment.

      8. PERFORMANCE


      If you invest in one or more Sub-Accounts, the value of your Contract will increase or decrease depending upon the investment performance of the Funds you choose.



      The following chart shows total return for investment in the Sub-Accounts where the corresponding Series has had at least one full calendar year of operations. The returns reflect all charges and deductions of the Series and Sub-Account, including the annual Account Fee. They do not reflect deduction of any withdrawal charges or premium taxes. NOR DO THEY REFLECT THE DEDUCTION OF ANY CHARGES FOR OPTIONAL DEATH BENEFIT RIDERS. THESE DEDUCTIONS, IF INCLUDED, WOULD REDUCE THE PERFORMANCE SHOWN. Past performance is not a guarantee of future results.


                                        2000     1999     1998     1997     1996     1995     1994     1993     1992     1991
                                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
AIM V.I. Capital Appreciation Fund     (12.12%)   42.78%      --      --       --       --       --       --       --       --
AIM V.I. Growth Fund                   (21.59%)   33.50%      --      --       --       --       --       --       --       --
AIM V.I. Growth and Income Fund        (15.72%)   32.53%      --      --       --       --       --       --       --       --
AIM V.I. International Equity Fund     (27.44%)   53.09%      --      --       --       --       --       --       --       --
Alger American Growth Portfolio        (15.94%)   32.04%      --      --       --       --       --       --       --       --
Alger American Income and Growth
  Portfolio                             (2.59%)   40.64%      --      --       --       --       --       --       --       --
Alger American Small Capitalization
  Portfolio                            (28.22%)   41.59%      --      --       --       --       --       --       --       --
Goldman Sachs VIT CORE-SM- Large Cap
  Growth Fund                          (23.56%)   33.69%      --      --       --       --       --       --       --       --
Goldman Sachs VIT CORE-SM- Small Cap
  Equity Fund                            0.40%   16.01%      --       --       --       --       --       --       --       --
Goldman Sachs VIT CORE-SM- U.S.
  Equity Fund                          (10.84%)   22.69%      --      --       --       --       --       --       --       --
Goldman Sachs VIT CORE-SM- Growth
  and Income Portfolio                  (5.97%)    4.02%      --      --       --       --       --       --       --       --
Goldman Sachs VIT International
  Equity Fund                          (14.37%)   30.16%      --      --       --       --       --       --       --       --
J.P. Morgan U.S. Disciplined Equity
  Portfolio                            (12.19%)   17.00%      --      --       --       --       --       --       --       --
J.P. Morgan U.S. International
  Opportunities Portfolio              (16.99%)   34.91%      --      --       --       --       --       --       --       --
J.P. Morgan U.S. Small Company
  Portfolio                            (12.53%)   42.56%      --      --       --       --       --       --       --       --
Lord Abbett Series Fund Growth and
  Portfolio                             14.26%   15.22%      --       --       --       --       --       --       --       --
MFS/Sun Life Capital Appreciation
  Series                               (12.87%)   30.69%   26.80%   21.29%   19.65%   32.49%   (5.14%)   16.21%   11.87%   38.95%
MFS/Sun Life Emerging Growth Series    (20.24%)   73.57%   32.14%   20.31%   15.57%      --      --       --       --       --
MFS/Sun Life High Yield Series          (7.95%)    5.59%   (0.68%)   11.84%   10.72%   15.49%   (3.39%)   16.22%   13.57%   45.72%
MFS/Sun Life Utilities Series            5.70%   29.76%   16.14%   31.14%   18.92%   30.79%   (6.10%)      --      --       --
MFS/Sun Life Government Securities
  Series                                10.68%   (3.17%)    7.29%    7.31%    0.31%   16.15%   (3.50%)    7.29%    5.42%   14.33%
MFS/Sun Life Total Return Series        15.28%    1.48%   10.24%   20.40%   12.60%   25.08%   (3.52%)   11.88%    7.14%   20.04%
MFS/Sun Life Massachusetts Investors
  Trust Series                          (1.23%)    5.77%   22.25%   30.24%   23.78%   35.66%   (2.41%)    7.00%    4.31%      --
MFS/Sun Life New Discovery Series       (0.95%)   58.19%      --      --       --       --       --       --       --       --
MFS/Sun Life Massachusetts Investors
  Growth Stock Series                   (7.39%)   34.03%      --      --       --       --       --       --       --       --
Sun Capital Money Market Fund-SM-        4.48%    3.29%      --       --       --       --       --       --       --       --
Sun Capital Investment Grade Bond
  Fund-SM-                               8.46%   (1.90%)      --      --       --       --       --       --       --       --
Sun Capital Real Estate Fund-SM-        29.52%   (5.18%)      --      --       --       --       --       --       --       --
SC-SM- Select Equity Fund              (10.89%)      --      --       --       --       --       --       --       --       --
SC-SM- Blue Chip Mid Cap Fund           23.34%      --       --       --       --       --       --       --       --       --
SC-SM- Investors Foundation Fund        (7.23%)      --      --       --       --       --       --       --       --       --

                                        1990
                                      --------
AIM V.I. Capital Appreciation Fund         --
AIM V.I. Growth Fund                       --
AIM V.I. Growth and Income Fund            --
AIM V.I. International Equity Fund         --
Alger American Growth Portfolio            --
Alger American Income and Growth
  Portfolio                                --
Alger American Small Capitalization
  Portfolio                                --
Goldman Sachs VIT CORE-SM- Large Cap
  Growth Fund                              --
Goldman Sachs VIT CORE-SM- Small Cap
  Equity Fund                              --
Goldman Sachs VIT CORE-SM- U.S.
  Equity Fund                              --
Goldman Sachs VIT CORE-SM- Growth
  and Income Portfolio                     --
Goldman Sachs VIT International
  Equity Fund                              --
J.P. Morgan U.S. Disciplined Equity
  Portfolio                                --
J.P. Morgan U.S. International
  Opportunities Portfolio                  --
J.P. Morgan U.S. Small Company
  Portfolio                                --
Lord Abbett Series Fund Growth and
  Portfolio                                --
MFS/Sun Life Capital Appreciation
  Series                               (11.18%)
MFS/Sun Life Emerging Growth Series        --
MFS/Sun Life High Yield Series         (15.27%)
MFS/Sun Life Utilities Series              --
MFS/Sun Life Government Securities
  Series                                 7.50%
MFS/Sun Life Total Return Series         1.32%
MFS/Sun Life Massachusetts Investors
  Trust Series                             --
MFS/Sun Life New Discovery Series          --
MFS/Sun Life Massachusetts Investors
  Growth Stock Series                      --
Sun Capital Money Market Fund-SM-          --
Sun Capital Investment Grade Bond
  Fund-SM-                                 --
Sun Capital Real Estate Fund-SM-           --
SC-SM- Select Equity Fund                  --
SC-SM- Blue Chip Mid Cap Fund              --
SC-SM- Investors Foundation Fund           --


      9. DEATH BENEFIT

      If you die before the Contract reaches the Income Phase, the beneficiary will receive a death benefit. To calculate the death benefit, we use a "Death Benefit Date," which is the earliest date we have both due proof of death and a written request specifying the manner of payment.

      BASIC DEATH BENEFIT

      If you were 85 or younger when we issued your Contract, the death benefit is the greatest of:

      (1) the value of the Contract on the Death Benefit Date;

      (2) the amount we would pay in the event of a full surrender of the Contract on the Death Benefit Date; and

      (3) your total purchase payments (adjusted for partial withdrawals) calculated as of the Death Benefit Date.

      If you were 86 or older when we issued your Contract, the death benefit is equal to the amount set forth in (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your account value.

      OPTIONAL DEATH BENEFIT RIDERS


      Subject to availability in your state, if you are 79 or younger when we issue your Contract, you may enhance this basic death benefit by electing one or more of the following optional death benefit riders. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D -- H.


    MAXIMUM ANNIVERSARY ACCOUNT VALUE RIDER ("MAV")

    If you elect the Maximum Anniversary Account Value Rider, the death benefit is the greater of:

    - the amount payable under basic death benefit above, or

    - your highest Contract value on any Account Anniversary before your 81st birthday, adjusted for any subsequent purchase payments, partial withdrawals, and charges made between that Account Anniversary and the Death Benefit Date.

    5% PREMIUM ROLL-UP RIDER ("5% ROLL-UP")

    If you elect the 5% Premium Roll-Up Rider, the death benefit is the greatest of:

    - the amount payable under basic death benefit above, or

    - the sum of your total purchase payment plus interest accruals, adjusted for partial withdrawals.

      Under this rider, interest accrues at 5% per year on purchase payments and transfers to the Variable Account while they remain in the Variable Account. The 5% accruals will continue until the earlier of:

    - first day of the month following your 80th birthday or

    - the day the death benefit amount under this rider equals twice the total of the purchase payments and transferred amounts adjusted for withdrawals.

    EARNINGS ENHANCEMENT ("EEB") RIDER

    If you elect this EEB Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB amount." Calculated as of your Death Benefit Date, the "EEB amount" is determined as follows:

    - If you are 69 or younger on your Contract Date, the "EEB amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death.

    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 25% of the Net Purchase Payments prior to your death.

    EARNINGS ENHANCEMENT PLUS ("EEB PLUS") RIDER*


    If you elect this EEB Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Plus amount." Calculated as of the Death Benefit Date, the "EEB Plus amount" is determined as follows:


    - If you are 69 or younger on your Contract Date, the "EEB Plus amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 100% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made within the twelve months prior to your death.



    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



    EARNINGS ENHANCEMENT PLUS WITH MAV ("EEB PLUS MAV") RIDER*


    If you elect this EEB Plus MAV Rider, your death benefit will be the death benefit payable under the MAV Rider PLUS the "EEB Plus MAV amount." Calculated as of your Death Benefit Date, the "EEB Plus MAV amount" is as follows:


    - If you are 69 or younger on your Contract Date, the "EEB Plus MAV amount" will be 40% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus MAV amount" will be 25% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



    EARNINGS ENHANCEMENT PLUS WITH 5% ROLL-UP ("EEB PLUS 5% ROLL-UP") RIDER*


    If you elect this EEB Plus 5% Roll-Up Rider, your death benefit will be the death benefit payable under the 5% Roll-Up Rider PLUS the "EEB Plus 5% Roll-Up amount." Calculated as of your Death Benefit Date, the "EEB Plus 5% Roll-Up amount" is determined as follows:


    - If you are 69 or younger on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 40% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 25% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



* See Section 6. "Taxes" if this Optional Death Benefit is being considered for an IRA plan.

    SELECTING MULTIPLE DEATH BENEFIT RIDERS

    The MAV Rider, the 5% Roll-Up Rider, and the EEB Rider can be combined. If you elect more than one of these three optional death benefit riders, your death benefit will be calculated as follows:

    - MAV RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider and the death benefit under the 5% Roll-Up Rider.

    - MAV RIDER COMBINED WITH EEB RIDER: The death benefit will equal the death benefit under the MAV Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the MAV Rider.

    - EEB RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider.

    - MAV RIDER, THE 5% ROLL-UP RIDER AND THE EEB RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider or the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider and the MAV Rider.

      The EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Riders are designed to be "comprehensive" riders and may not be combined with each other or with any of the other death benefit riders.


      If your spouse is your beneficiary, upon your death your spouse may elect to continue the Contact as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the value of your Contract will be equal to your Contract's death benefit amount. All Contract provisions, including any death benefit riders you selected, will continue as if your spouse purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating the death benefits and expenses from that date forward, your spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.


      10. OTHER INFORMATION

      FREE LOOK. Depending upon applicable state or federal law, if you cancel your Contract within 10 days after receiving it, we will send you the value of your Contract as of the day we received your cancellation request (this may be more or less than the original purchase payment) and we will not deduct a withdrawal charge. However, based upon applicable state or federal law, we will refund the full amount of any purchase payment(s) we receive and the "free look" period may be greater than 10 days.

      NO PROBATE. In most cases, when you die, the beneficiary will receive the death benefit without going through probate. However, avoiding probate does not mean that the beneficiary will not have a tax liability as a result of receiving the death benefit.


      WHO SHOULD PURCHASE A CONTRACT? The Contract is designed for those seeking long-term tax-deferred accumulation of assets and annuity features, generally for retirement or other long-term investment purposes. The tax-deferred feature is most attractive to purchasers in high federal and state income tax brackets. You should note that qualified retirement investments automatically provide tax deferral regardless of whether or not the underlying contract is an annuity. You should not buy a Contract if you are looking for a short-term investment or if you do not wish to risk a decrease in the value of your investment. If this Contract is being considered as a replacement of another contract, you should compare this Contract's benefits and charges against the benefits and charges of the contract that is being replaced.


      CONFIRMATIONS AND QUARTERLY STATEMENTS. You will receive a confirmation or an acknowledgment of transactions within your Contract, except for those transactions which are part of an automated program, such as Dollar-Cost Averaging, Asset Allocation, Systematic Withdrawal and/or Portfolio

Rebalancing. On a quarterly basis, you will receive a complete statement of your transactions over the past quarter and a summary of your Account values at the end of that period.

      ADDITIONAL FEATURES. The Contract offers the following additional convenient features, which you may choose at no extra charge. These features may be started or discontinued at any time by either you or the Company; however, we may require up to a 30-day notice.

      DOLLAR-COST AVERAGING -- This program lets you invest gradually in up to 12 Sub-Accounts.

      ASSET ALLOCATION -- This program rebalances your Account balance based on the terms of the program. Different asset allocation models may be available over the lifetime of the Contract; however, only one program can be in effect at any one time.

      SYSTEMATIC WITHDRAWAL PROGRAM -- This program allows you to receive monthly, quarterly, semi-annual or annual payments during the Accumulation Phase.

      PORTFOLIO REBALANCING PROGRAM -- Under this program, we automatically reallocate your investments in the Sub-Accounts to maintain the proportions you select. You can elect rebalancing on a quarterly, semi-annual or annual basis.

      PRINCIPAL RETURNS PROGRAM -- This program guarantees the return of your purchase payment by investing a portion of your investment into a Guarantee Period, and also allows you to allocate a portion of your investment to one or more Sub-Accounts.

      11. INQUIRIES

      If you would like more information about buying a Contract, please contact your broker or registered representative. If you have any other questions, please contact us at:

     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     C/O RETIREMENT PRODUCTS AND SERVICES
     P.O. BOX 9133
     BOSTON, MASSACHUSETTS 02117
     TELEPHONE: TOLL FREE (888) 786-2435

                                                                      PROSPECTUS
                                                                     MAY 1, 2001

                                  FUTURITY III

      Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.


      You may choose among a number of variable investment options and fixed options. The variable options are Sub-Accounts in the Variable Account, each of which invests in one of the following mutual funds or series thereof (the "Funds"):



 AIM VARIABLE INSURANCE FUNDS                        FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
   AIM V.I. Capital Appreciation Fund                    Fidelity VIP Contrafund-TM- Portfolio
   AIM V.I. Growth Fund                                  Fidelity VIP Growth Portfolio
   AIM V.I. Growth and Income Fund                       Fidelity VIP Overseas Portfolio
   AIM V.I. International Equity Fund                  MFS/SUN LIFE SERIES TRUST
   AIM V.I. Value Fund                                   MFS/Sun Life Capital Appreciation Series
 THE ALGER AMERICAN FUND                                 MFS/Sun Life Emerging Growth Series
   Alger American Growth Portfolio                       MFS/Sun Life Government Securities Series
   Alger American Income and Growth Portfolio            MFS/Sun Life High Yield Series
   Alger American Small Capitalization Portfolio         MFS/Sun Life Massachusetts Investors Growth
 ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.          Stock Series
   Alliance VP Premier Growth Fund                       MFS/Sun Life Massachusetts Investors Trust
   Alliance VP Technology Fund                         Series
   Alliance VP Growth and Income Fund                    MFS/Sun Life New Discovery Series
   Alliance VP Worldwide Privatization Fund              MFS/Sun Life Total Return Series
   Alliance VP Quasar Fund                               MFS/Sun Life Utilities Series
 GOLDMAN SACHS VARIABLE INSURANCE TRUST                RYDEX VARIABLE TRUST
   VIT CORE-SM- Large Cap Growth Fund                    Rydex VT Nova Fund
   VIT CORE-SM- U.S. Equity Fund                         Rydex VT OTC Fund
   VIT CORE-SM- Small Cap Equity Fund*                 SUN CAPITAL ADVISERS TRUST
   VIT Internet Tollkeeper Fund                          SC-SM- Davis Financial Fund
   VIT Capital Growth Fund                               SC-SM- Davis Venture Value Fund
   VIT Growth and Income Fund*                           SC-SM- INVESCO Energy Fund
   VIT International Equity Fund*                        SC-SM- INVESCO Health Sciences Fund
 INVESCO VARIABLE INVESTMENT FUNDS, INC.                 SC-SM- INVESCO Technology Fund
   INVESCO VIF Dynamics Fund                             SC-SM- INVESCO Telecommunications Fund
   INVESCO VIF Small Company Growth Fund                 SC-SM- Neuberger Berman Mid Cap Growth Fund
 J.P. MORGAN SERIES TRUST II                             SC-SM- Neuberger Berman Mid Cap Value Fund
   J.P. Morgan International Opportunities               SC-SM- Value Equity Fund
 Portfolio*                                              SC-SM- Value Managed Fund
   J.P. Morgan Small Company Portfolio*                  SC-SM- Value Mid Cap Fund
   J.P. Morgan U.S. Disciplined Equity Portfolio*        SC-SM- Value Small Cap Fund
 LORD ABBETT SERIES FUND, INC.                           SC-SM- Blue Chip Mid Cap Fund
   Lord Abbett Series Fund Mid Cap Value                 SC-SM- Investors Foundation Fund
   Lord Abbett Series Fund Growth and Income             SC-SM- Select Equity Fund
   Lord Abbett Series Fund International                 Sun Capital Investment Grade Bond Fund-SM-
                                                         Sun Capital Money Market Fund-SM-
                                                         Sun Capital Real Estate Fund-SM-


------------------------


*   Not available to Contracts issued on or after May 1, 2001.


      The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

      PLEASE READ THIS PROSPECTUS AND THE FUND PROSPECTUSES CAREFULLY BEFORE INVESTING AND KEEP THEM FOR FUTURE REFERENCE. THEY CONTAIN IMPORTANT INFORMATION ABOUT THE CONTRACTS AND THE FUNDS.

      We have filed a Statement of Additional Information dated May 1, 2001 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI
is on page   of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (888) 786-2435. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.


THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ANY REFERENCE IN THIS PROSPECTUS TO RECEIPT BY US MEANS RECEIPT AT THE FOLLOWING
ADDRESS:

     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     C/O RETIREMENT PRODUCTS AND SERVICES
     P.O. BOX 9133
     BOSTON, MASSACHUSETTS 02117

                               TABLE OF CONTENTS


                                                                PAGE
Special Terms                                                        5
Expense Summary                                                      5
Summary of Contract Expenses                                         5
Underlying Fund Annual Expenses                                      6
Examples                                                             9
Condensed Financial Information                                     14
The Annuity Contract                                                14
Communicating To Us About Your Contract                             15
Sun Life Assurance Company of Canada (U.S.)                         15
The Variable Account                                                15
Variable Account Options: The Funds                                 16
The Fixed Account                                                   21
The Fixed Account Options: The Guarantee Periods                    21
The Accumulation Phase                                              21
    Issuing Your Contract                                           22
    Amount and Frequency of Purchase Payments                       22
    Allocation of Net Purchase Payments                             22
    Your Account                                                    22
    Your Account Value                                              22
    Variable Account Value                                          22
    Fixed Account Value                                             23
    Transfer Privilege                                              24
    Waivers; Reduced Charges; Credits; Special Guaranteed
     Interest Rates                                                 25
    Optional Programs                                               26
Withdrawals, Withdrawal Charge and Market Value Adjustment          27
    Cash Withdrawals                                                27
    Withdrawal Charge                                               28
    Types of Withdrawals Not Subject to Withdrawal Charge           30
    Market Value Adjustment                                         30
Contract Charges                                                    31
    Account Fee                                                     31
    Administrative Expense Charge                                   32
    Mortality and Expense Risk Charge                               32
    Charges for Optional Death Benefit Riders                       32
    Premium Taxes                                                   32
    Fund Expenses                                                   33
    Modification in the Case of Group Contracts                     33
Death Benefit                                                       33
    Amount of Death Benefit                                         33
    The Basic Death Benefit                                         33
    Optional Death Benefit Riders                                   34
    Spousal Continuance                                             36
    Calculating the Death Benefit                                   36
    Method of Paying Death Benefit                                  36
    Non-Qualified Contracts                                         37
    Selection and Change of Beneficiary                             37
    Payment of Death Benefit                                        37
    Due Proof of Death                                              37
The Income Phase -- Annuity Provisions                              37
    Selection of the Annuitant or Co-Annuitant                      38
    Selection of the Annuity Commencement Date                      38
    Annuity Options                                                 38
    Selection of Annuity Option                                     39
    Amount of Annuity Payments                                      40
    Exchange of Variable Annuity Units                              41
    Account Fee                                                     41
    Annuity Payment Rates                                           41
    Annuity Options as Method of Payment for Death Benefit          41

Other Contract Provisions                                           41
    Exercise of Contract Rights                                     41
    Change of Ownership                                             42
    Voting of Fund Shares                                           42
    Periodic Reports                                                43
    Substitution of Securities                                      43
    Change in Operation of Variable Account                         43
    Splitting Units                                                 44
    Modification                                                    44
    Discontinuance of New Participants                              44
    Reservation of Rights                                           44
    Right to Return                                                 44
Tax Considerations                                                  45
    U.S. Federal Income Tax Considerations                          45
        DEDUCTIBILITY OF PURCHASE PAYMENTS                          45
        PRE-DISTRIBUTION TAXATION OF CONTRACTS                      45
        DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED
        CONTRACTS                                                   46
        DISTRIBUTION AND WITHDRAWALS FROM QUALIFIED
        CONTRACTS                                                   46
        WITHHOLDING                                                 47
        INVESTMENT DIVERSIFICATION AND CONTROL                      47
        TAX TREATMENT OF THE COMPANY AND THE VARIABLE
        ACCOUNT                                                     47
        QUALIFIED RETIREMENT PLANS                                  47
        PENSION AND PROFIT-SHARING PLANS                            47
        TAX-SHELTERED ANNUITIES                                     48
        INDIVIDUAL RETIREMENT ACCOUNTS                              48
        ROTH IRAS                                                   48
        STATUS OF OPTIONAL DEATH BENEFIT RIDERS                     49
    Puerto Rico Tax Considerations                                  49
Administration of the Contract                                      49
Distribution of the Contract                                        50
Performance Information                                             50
Available Information                                               51
Incorporation of Certain Documents by Reference                     51
State Regulation                                                    52
Legal Proceedings                                                   52
Accountants                                                         52
Financial Statements                                                53
Table of Contents of Statement of Additional Information            53
Appendix A -- Glossary                                              55
Appendix B -- Withdrawals, Withdrawal Charges and the Market
 Value Adjustment                                                   58
Appendix C -- Calculation of Basic Death Benefit                    61
Appendix D -- Calculation of Earnings Enhancement Optional
 Death Benefit Rider                                                62
Appendix E -- Calculation of Death Benefit When the EEB and
 MAV and 5% Roll-Up Riders are Selected                             63
Appendix F -- Calculation of Earnings Enhancement Plus
 Optional Death Benefit                                             64
Appendix G -- Calculation of Earnings Enhancement Plus With
 MAV Optional Death Benefit                                         65
Appendix H -- Calculation of Earnings Enhancement Plus With
 5% Roll-up Optional Death Benefit                                  66
Appendix I -- Condensed Financial Information --
 Accumulation Unit Values                                           67

                                 SPECIAL TERMS

      Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

                                EXPENSE SUMMARY

      The purpose of the following table is to help you understand the costs and expenses that you will bear directly and indirectly under a Contract WHEN YOU ALLOCATE MONEY TO THE VARIABLE ACCOUNT. The table reflects expenses of the Variable Account as well as of each Fund. The table should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus, and with the Funds' prospectus(es). In addition to the expenses listed below, we may deduct premium taxes, where required by state law.

                          SUMMARY OF CONTRACT EXPENSES

TRANSACTION EXPENSES
Sales Load Imposed on Purchase Payments.....................   $  0
Deferred Sales Load (as a percentage of Purchase Payments
  withdrawn) (1)
  Number of complete Account Years Purchase Payment in
    Account
    0-1.....................................................      7%
    1-2.....................................................      7%
    2-3.....................................................      6%
    3-4.....................................................      6%
    4-5.....................................................      5%
    5-6.....................................................      4%
    6-7.....................................................      3%
    7 or more...............................................      0%
Transfer Fee (2)............................................   $ 15
ANNUAL ACCOUNT FEE per Contract or Certificate (3)..........   $ 50
VARIABLE ACCOUNT ANNUAL EXPENSES (as a percentage of average
  Variable Account assets)

FOR CONTRACTS WITH AN INITIAL                      FOR CONTRACTS WITH AN INITIAL
PURCHASE PAYMENT                                   PURCHASE PAYMENT OF
LESS THAN $1,000,000:                              $1,000,000 OR MORE:
Mortality and Expense Risks                        Mortality and Expense Risks
Charge (4)............................  1.00%      Charge (4)............................  0.85%
Administrative Expenses Charge........  0.15%      Administrative Expenses Charge........  0.15%
                                        -----                                              -----
Total Variable Annuity Annual                      Total Variable Annuity Annual
Expenses..............................  1.15%      Expenses..............................  1.00%

DEATH BENEFIT CHARGE (if one or more of the optional death benefits is elected)


                                % OF AVERAGE
     RIDER(S) ELECTED(5)        DAILY VALUE
     -------------------        ------------
            "EEB"                   0.15%
            "MAV"                   0.15%
         "5% Roll-Up"               0.15%
       "EEB" and "MAV"              0.25%
    "EEB" and "5% Roll-Up"          0.25%
    "MAV" and "5% Roll-Up"          0.25%
          "EEB Plus"                0.25%
   "EEB" and "MAV" and "5%
           Roll-Up"                 0.40%
        "EEB Plus MAV"              0.40%
    "EEB Plus 5% Roll-Up"           0.40%


------------------------
(1) A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge.
(2) Currently, we impose no fee upon transfers; however, we reserve the right to impose up to $15 per transfer. In addition, a Market Value Adjustment may be imposed on amounts transferred from or within the Fixed Account.
(3) The annual Account Fee is currently $35. After the fifth Account Year, the fee may be changed annually, but it will never exceed $50.
(4) We will assess an additional 0.25% during the Income Phase on Contracts that annuitize before their seventh Contract Anniversary.
(5) The optional death benefit riders are defined under "Death Benefit."

                      UNDERLYING FUND ANNUAL EXPENSES (1)
                      (AS A PERCENTAGE OF FUND NET ASSETS)


                                                                                                      TOTAL ANNUAL FUND
                                                             OTHER FUND                              EXPENSES AFTER AND
                                             MANAGEMENT    EXPENSES AFTER      12B-1 OR                    BEFORE
FUND                                            FEES      REIMBURSEMENT(2)   SERVICE FEES             REIMBURSEMENT(2)
----                                         ----------   ----------------   ------------   -------------------------------------
AIM V.I. Capital Appreciation Fund.........    0.61%           0.21%                        0.82%
AIM V.I. Growth Fund.......................    0.61%           0.22%                        0.83%
AIM V.I. Growth and Income Fund............    0.60%           0.24%                        0.84%
AIM V.I. International Equity Fund.........    0.73%           0.29%                        1.02%
AIM V.I. Value Fund........................    0.61%           0.23%                        0.84%
Alger American Growth Portfolio............    0.75%           0.04%                        0.79%
Alger American Income and Growth
 Portfolio.................................    0.62%           0.08%                        0.70%
Alger American Small Capitalization
 Portfolio.................................    0.85%           0.05%                        0.90%
Alliance VP Premier Growth Fund (3)........    1.00%           0.05%           0.25%        1.30%
Alliance VP Technology Fund (3)............    0.97%           0.09%           0.25%        1.31% [1.33%]
Alliance VP Growth and Income Fund (3).....    0.63%           0.07%           0.25%        0.95%
Alliance VP Worldwide Privatization
 Fund (3)..................................    0.51%           0.44%           0.25%        1.20% [1.80%]
Alliance VP Quasar Fund (3)................    0.81%           0.14%           0.25%        1.20% [1.41%]
Goldman Sachs VIT CORE-SM- Large Cap Growth
 Fund (4)..................................    0.70%           0.20%                        0.90% [1.23%]
Goldman Sachs VIT CORE-SM- Small Cap Equity
 Fund (4)..................................    0.75%           0.25%                        1.00% [1.55%]
Goldman Sachs VIT CORE-SM- U.S. Equity
 Fund (4)..................................    0.70%           0.20%                        0.90% [1.52%]
Goldman Sachs VIT Internet Tollkeeper
 Fund (4)..................................    1.00%           0.25%                        1.25% [5.62%]
Goldman Sachs VIT Capital Growth
 Fund (4)..................................    0.75%           0.25%                        1.00% [1.84%]
Goldman Sachs VIT Growth and Income
 Fund (4)..................................    0.75%           0.25%                        1.00% [1.22%]
Goldman Sachs VIT International Equity
 Fund (4)..................................    1.00%           0.35%                        1.35% [1.99%]
INVESCO VIF Dynamics Fund (5)..............    0.75%           0.09%           0.25%        1.09%
INVESCO VIF Small Company Growth
 Fund (5)..................................    0.75%           0.37%           0.25%        1.37% [1.43%]
J.P. Morgan International Opportunities
 Portfolio (6).............................    0.60%           0.60%                        1.20% [1.73%]
J.P. Morgan Small Company Portfolio (6)....    0.60%           0.55%                        1.15% [1.32%]
J.P. Morgan U.S. Disciplined Equity
 Portfolio (6).............................    0.35%           0.50%                        0.85%
Lord Abbett Series Fund Mid Cap
 Value (7).................................    0.75%           0.10%           0.25%        1.10% [1.56%]
Lord Abbett Series Fund Growth and
 Income (7)................................    0.50%           0.27%           0.25%        1.02%
Lord Abbett Series Fund
 International (7).........................    1.00%           0.10%           0.25%        1.35% [2.37%]
Fidelity VIP Contrafund-TM-
 Portfolio (8).............................    0.57%           0.10%           0.25%        0.92%
Fidelity VIP Growth Portfolio (8)..........    0.57%           0.09%           0.25%        0.91%
Fidelity VIP Overseas Portfolio (8)........    0.72%           0.18%           0.25%        1.15%
MFS/Sun Life Capital Appreciation
 Series (9)................................    0.71%           0.04%                        0.75%
MFS/Sun Life Emerging Growth Series (9)....    0.69%           0.05%                        0.74%
MFS/Sun Life Government Securities
 Series....................................    0.55%           0.07%                        0.62%
MFS/Sun Life High Yield Series (9).........    0.75%           0.08%                        0.83%
MFS/Sun Life Massachusetts Investors Growth
 Stock Series..............................    0.75%           0.06%                        0.81%

                                                                                                      TOTAL ANNUAL FUND
                                                             OTHER FUND                              EXPENSES AFTER AND
                                             MANAGEMENT    EXPENSES AFTER      12B-1 OR                    BEFORE
FUND                                            FEES      REIMBURSEMENT(2)   SERVICE FEES             REIMBURSEMENT(2)
----                                         ----------   ----------------   ------------   -------------------------------------
MFS/Sun Life Massachusetts Investors Trust
 Series (9)................................    0.55%           0.05%                        0.60%
MFS/Sun Life New Discovery Series..........    0.90%           0.09%                        0.99%
MFS/Sun Life Total Return Series (9).......    0.66%           0.04%                        0.70%
MFS/Sun Life Utilities Series (9)..........    0.72%           0.08%                        0.80%
Rydex VT Nova Fund.........................    0.75%           0.42%           0.25%        1.42%
Rydex VT OTC Fund..........................    0.75%           0.46%           0.25%        1.46%
SC-SM- Davis Financial Fund (10)(11).......    0.75%           0.15%                        0.90% [5.50%]
SC-SM- Davis Venture Value
 Fund (10)(11).............................    0.75%           0.15%                        0.90% [3.20%]
SC-SM- INVESCO Energy Fund (10)(12)........    1.05%           0.20%                        1.25% [5.00%]
SC-SM- INVESCO Health Sciences
 Fund (10)(12).............................    1.05%           0.20%                        1.25% [5.00%]
SC-SM- INVESCO Telecommunications
 Fund (10)(12).............................    1.05%           0.20%                        1.25% [5.00%]
SC-SM- INVESCO Technology Fund (10)(12)....    1.05%           0.20%                        1.25% [5.00%]
SC-SM- Neuberger Berman Mid Cap Growth
 Fund (9)(13)..............................    0.95%           0.15%                        1.10% [5.00%]
SC-SM- Neuberger Berman Mid Cap Value
 Fund (10)(13).............................    0.95%           0.15%                        1.10% [5.00%]
SC-SM- Value Equity Fund (10)(14)..........    0.80%           0.10%                        0.90% [7.65%]
SC-SM- Value Managed Fund (10)(14).........    0.80%           0.10%                        0.90% [7.84%]
SC-SM- Value Mid Cap Fund (10)(14).........    0.80%           0.20%                        1.00% [4.27%]
SC-SM- Value Small Cap Fund (10)(14).......    0.80%           0.20%                        1.00% [5.02%]
SC-SM- Blue Chip Mid Cap Fund (10)(15).....    0.80%           0.20%                        1.00% [1.96%]
SC-SM- Investors Foundation
 Fund (10)(15).............................    0.75%           0.15%                        0.90% [3.99%]
SC-SM- Select Equity Fund (10)(15).........    0.75%           0.15%                        0.90% [2.44%]
Sun Capital Investment Grade Bond
 Fund-SM- (10).............................    0.60%           0.15%                        0.75% [1.31%]
Sun Capital Money Market Fund-SM- (10).....    0.50%           0.15%                        0.65% [1.22%]
Sun Capital Real Estate Fund-SM- (10)......    0.95%           0.30%                        1.25% [2.67%]


------------------------


(1) The information relating to Fund expenses was provided by the Funds and we have not independently verified it. You should consult the Fund prospectuses for more information about Fund expenses.



(2) All expense figures are shown after expense reimbursements or waivers, except for the bracketed figures which show what the expense figures would have been absent reimbursement. All expense figures are based on actual expenses for the fiscal year ended December 31, 2000, except that (a) the expense figures shown for SC-SM- INVESCO Energy Fund, SC-SM- INVESCO Health Sciences Fund, SC-SM- INVESCO Telecommunications Fund, SC-SM- INVESCO Technology Fund, SC-SM- Neuberger Berman Mid Cap Growth Fund, and SC-SM-Neuberger Berman Mid Cap Value Fund are estimates for the year 2001 and
    (b) certain information relating to the Lord Abbett Series Fund has been restated as described in note (7) below. No actual expense figures are shown for the Funds listed in (a) because they commenced operations in May of 2001, and, therefore, have less than 10 months of investment experience.



(3) For the year ended December 31, 2000, the investment advisor has voluntarily agreed to waive fund expenses to the extent such expenses exceed the "Total Fund Annual Expenses" shown in the table.

(4) The investment advisers to the following Goldman Sachs VIT Funds have voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management fees, taxes, interest, and brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed a certain percentage per annum of such Funds' average daily net assets:



    Goldman Sachs VIT CORE-SM- Large Capital Growth Fund....    0.20%
    Goldman Sachs VIT CORE-SM- Small Cap Equity Fund........    0.25%
    Goldman Sachs VIT CORE-SM- U.S. Equity Fund.............    0.20%
    Goldman Sachs VIT Growth and Income Fund................    0.25%
    Goldman Sachs VIT International Equity Fund.............    0.35%



   Fee waivers and expense reimbursements for the Goldman Sachs VIT Funds may be discontinued at any time.



(5) The INVESCO VIF Dynamics and INVESCO VIF Small Company Growth Funds' actual "Other Fund Expenses" and "Total Annual Fund Expenses" were lower than the figures shown, because their custodian fees were reduced under an expense offset arrangement.



(6) Through fiscal year 2000, an affiliate of the adviser has agreed to reimburse the Fund to the extent certain expenses exceed the following percentages of the Fund's average daily net assets:



    J.P. Morgan U.S. Disciplined Equity Portfolio...........    0.85%
    J.P. Morgan International Opportunities Portfolio.......    1.20%
    J.P. Morgan Small Company Portfolio.....................    1.15%



(7) For the year ended December 31, 2000, Lord, Abbett & Co. voluntarily waived its management fees of 0.75% of average daily net assets of Mid Cap Value Portfolio and 1.00% of average daily net assets of International Portfolio and voluntarily reimbursed all other fund expenses of the Mid Cap Value Portfolio and the International Portfolio. For the year 2001, Lord, Abbett & Co. does not intend to waive it management fees for these Portfolios but has agreed formally to continue to reimburse a portion of the Mid Cap Value Portfolio's and International Portfolio's expenses to the extent necessary to maintain its "Other Fund Expenses After Reimbursement" and "12b-1 or Service Fees" at an aggregate of 0.35% of its average net assets. In light of these developments, the information in the chart above relating to these portfolios has been restated to reflect the fees that are expected to be applicable during 2001.



(8) Actual annual operating expenses of the Fidelity Funds were lower than those shown in the table because a portion of the brokerage commissions that each Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. Fidelity may terminate the expense reimbursement at any time. Had these reductions been taken into account, total expenses would have been lower: 0.90% for VIP Contrafund-TM-, 0.90% for VIP Growth, and 1.13% for VIP Overseas.



(9) The MFS/SUN Life Series Trust has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into such other arrangements and directed brokerage arrangement (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Total Annual Fund Expenses" would have been lower for certain series:



    MFS/Sun Life Capital Appreciation Series................    0.74%
    MFS/Sun Life Emerging Growth Series.....................    0.73%
    MFS/Sun Life High Yield Series..........................    0.82%
    MFS/Sun Life Massachusetts Investors Trust Series.......    0.59%
    MFS/Sun Life Total Return Series........................    0.69%
    MFS/Sun Life Utilities Series...........................    0.79%

(10) For the year ended December 31, 2000, the investment adviser waived all investment advisory fees of all Funds other than Sun Capital Investment Grade Bond Fund-SM-, for which the investment adviser waived a portion of its fees. Fee waivers and expense reimbursements for the Sun Capital Funds may be discontinued at any time after May 1, 2002. To the extent that the expense ratio of any Fund in the Sun Capital Advisers Trust falls below the Fund's expense limit, the Fund's adviser reserves the right to be reimbursed for management fees waived and Fund expenses paid by it during the prior two years.



(11) The management fee for each of the SC-SM- Davis Funds decreases to 0.70% as the daily net assets of each Fund exceed $500 million.



(12) The management fee for each of the SC-SM- INVESCO Funds decreases to 1.00% as the daily net assets of the Funds exceed $750 million.



(13) The management fee for each of the SC-SM- Neuberger Berman Funds decreases to 0.90% as the daily net assets of the Funds exceed $750 million.



(14) The management fee for each of the SC-SM- Value Funds decreases to 0.75% as the daily net assets of each Fund exceed $400 million, and decreases to 0.70% as the daily net assets of each Fund exceed $800 million.



(15) The management fees for each of the SC-SM- Blue Chip Mid Cap Fund, the SC-SM- Investors Foundation Fund, and the SC-SM- Select Equity Fund decreases to 0.75%, 0.70%, and 0.70% respectively, as the daily net assets of each Fund exceed $300 million.


                                    EXAMPLES




      If you surrender your Contract at the end of the applicable period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return, an average Contract size of $35,000, and no optional death benefit riders have been elected:



                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
AIM V.I. Capital Appreciation Fund..........................     83         121        161        243
AIM V.I. Growth Fund........................................     83         122        162        244
AIM V.I. Growth and Income Fund.............................     83         122        162        245
AIM V.I. International Equity Fund..........................     84         127        171        263
AIM V.I. Value Fund.........................................     83         122        162        245
Alger American Growth Portfolio.............................     82         120        160        239
Alger American Income and Growth Portfolio..................     81         118        155        230
Alger American Small Capitalization Portfolio...............     83         124        165        251
Alliance VP Premier Growth Fund.............................     87         135        184        291
Alliance VP Technology Fund.................................     87         135        185        292
Alliance VP Growth and Income Fund..........................     84         125        168        256
Alliance VP Worldwide Privatization Fund....................     86         132        180        281
Alliance VP Quasar Fund.....................................     86         132        180        281
Goldman Sachs VIT CORE-SM- Large Cap Growth Fund............     83         124        165        251
Goldman Sachs VIT CORE-SM- Small Cap Equity Fund............     84         126        170        261
Goldman Sachs VIT CORE-SM- U.S. Equity Fund.................     83         124        165        251
Goldman Sachs VIT Internet Tollkeeper Fund..................     87         133        182        286
Goldman Sachs VIT Capital Growth Fund.......................     84         126        170        261
Goldman Sachs VIT Growth and Income Fund....................     84         126        170        261
Goldman Sachs VIT International Equity Fund.................     87         136        187        296
INVESCO VIF Dynamics Fund...................................     85         129        175        270
INVESCO VIF Small Company Growth Fund.......................     88         137        188        298
J.P. Morgan International Opportunities Portfolio...........     86         132        180        281
J.P. Morgan Small Company Portfolio.........................     86         131        177        276
J.P. Morgan U.S. Disciplined Equity Portfolio...............     83         122        163        246

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Lord Abbett Series Fund Mid Cap Value.......................     85         129        175        271
Lord Abbett Series Fund Growth and Income...................     84         127        171        263
Lord Abbett Series Fund International.......................     87         136        187        296
Fidelity VIP Contrafund-TM- Portfolio.......................     83         124        166        253
Fidelity VIP Growth Portfolio...............................     83         124        166        252
Fidelity VIP Overseas Portfolio.............................     86         131        177        276
MFS/Sun Life Capital Appreciation Series....................     82         119        158        235
MFS/Sun Life Emerging Growth Series.........................     82         119        157        234
MFS/Sun Life Government Securities Series...................     81         116        151        222
MFS/Sun Life High Yield Series..............................     83         122        162        244
MFS/Sun Life Massachusetts Investors Growth Stock Series....     82         121        161        242
MFS/Sun Life Massachusetts Investors Trust Series...........     80         115        150        220
MFS/Sun Life New Discovery Series...........................     84         126        170        260
MFS/Sun Life Total Return Series............................     81         118        155        230
MFS/Sun Life Utilities Series...............................     82         121        160        240
Rydex VT Nova Fund..........................................     88         138        190        303
Rydex VT OTC Fund...........................................     89         139        192        307
SC-SM- Davis Financial Fund.................................     83         124        165        251
SC-SM- Davis Venture Value Fund.............................     83         124        165        251
SC-SM- INVESCO Energy Fund..................................     87         133        182        286
SC-SM- INVESCO Health Science Fund..........................     87         133        182        286
SC-SM- INVESCO Telecommunications Fund......................     87         133        182        286
SC-SM- INVESCO Technology Fund..............................     87         133        182        286
SC-SM- Neuberger Berman Mid Cap Growth Fund.................     85         129        175        271
SC-SM- Neuberger Berman Mid Cap Value Fund..................     85         129        175        271
SC-SM- Value Equity Fund....................................     83         124        165        251
SC-SM- Value Managed Fund...................................     83         124        165        251
SC-SM- Value Mid Cap Fund...................................     84         126        170        261
SC-SM- Value Small Cap Fund.................................     84         126        170        261
SC-SM- Blue Chip Mid Cap Fund...............................     84         126        170        261
SC-SM- Investors Foundation Fund............................     83         124        165        251
SC-SM- Select Equity Fund...................................     83         124        165        251
Sun Capital Investment Grade Bond Fund-SM-..................     82         119        158        235
Sun Capital Money Market Fund-SM-...........................     81         116        153        225
Sun Capital Real Estate Fund-SM-............................     87         133        182        286



      If you surrender your Contract at the end of the applicable period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return, an average Contract size of $35,000, and the EEB Plus MAV optional death benefit rider has been elected:



                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
AIM V.I. Capital Appreciation Fund..........................     86         133        181        283
AIM V.I. Growth Fund........................................     86         133        181        284
AIM V.I. Growth and Income Fund.............................     86         133        182        285
AIM V.I. International Equity Fund..........................     88         138        190        303
AIM V.I. Value Fund.........................................     86         133        182        285
Alger American Growth Portfolio.............................     86         132        179        280
Alger American Income and Growth Portfolio..................     85         129        175        271
Alger American Small Capitalization Portfolio...............     87         135        184        291
Alliance VP Premier Growth Fund.............................     91         146        203        329
Alliance VP Technology Fund.................................     91         146        204        330
Alliance VP Growth and Income Fund..........................     87         136        187        296
Alliance VP Worldwide Privatization Fund....................     90         143        198        320
Alliance VP Quasar Fund.....................................     90         143        198        320

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Goldman Sachs VIT CORE-SM- Large Cap Growth Fund............     87         135        184        291
Goldman Sachs VIT CORE-SM- Small Cap Equity Fund............     88         138        189        301
Goldman Sachs VIT CORE-SM- U.S. Equity Fund.................     87         135        184        291
Goldman Sachs VIT Internet Tollkeeper Fund..................     90         145        201        325
Goldman Sachs VIT Capital Growth Fund.......................     88         138        189        301
Goldman Sachs VIT Growth and Income Fund....................     88         138        189        301
Goldman Sachs VIT International Equity Fund.................     91         147        205        334
INVESCO VIF Dynamics Fund...................................     89         140        193        309
INVESCO VIF Small Company Growth Fund.......................     91         148        206        336
J.P. Morgan International Opportunities Portfolio...........     90         143        198        320
J.P. Morgan Small Company Portfolio.........................     89         142        196        315
J.P. Morgan U.S. Disciplined Equity Portfolio...............     87         133        182        286
Lord Abbett Series Fund Mid Cap Value.......................     89         140        194        310
Lord Abbett Series Fund Growth and Income...................     88         138        190        303
Lord Abbett Series Fund International.......................     91         147        205        334
Fidelity VIP Contrafund-TM- Portfolio.......................     87         135        185        293
Fidelity VIP Growth Portfolio...............................     87         135        185        292
Fidelity VIP Overseas Portfolio.............................     89         142        196        315
MFS/Sun Life Capital Appreciation Series....................     86         131        177        276
MFS/Sun Life Emerging Growth Series.........................     86         130        177        275
MFS/Sun Life Government Securities Series...................     84         127        171        263
MFS/Sun Life High Yield Series..............................     86         133        181        284
MFS/Sun Life Massachusetts Investors Growth Stock Series....     86         132        180        282
MFS/Sun Life Massachusetts Investors Trust Series...........     84         126        170        261
MFS/Sun Life New Discovery Series...........................     88         137        189        300
MFS/Sun Life Total Return Series............................     85         129        175        271
MFS/Sun Life Utilities Series...............................     86         132        180        281
Rydex VT Nova Fund..........................................     92         149        209        341
Rydex VT OTC Fundv                                               92         150        210        344
SC-SM- Davis Financial Fund.................................     87         135        184        291
SC-SM- Davis Venture Value Fund.............................     87         135        184        291
SC-SM- INVESCO Energy Fund..................................     90         145        201        325
SC-SM- INVESCO Health Science Fund..........................     90         145        201        325
SC-SM- INVESCO Telecommunications Fund......................     90         145        201        325
SC-SM- INVESCO Technology Fund..............................     90         145        201        325
SC-SM- Neuberger Berman Mid Cap Growth Fund.................     89         140        194        310
SC-SM- Neuberger Berman Mid Cap Value Fund..................     89         140        194        310
SC-SM- Value Equity Fund....................................     87         135        184        291
SC-SM- Value Managed Fund...................................     87         135        184        291
SC-SM- Value Mid Cap Fund...................................     88         138        189        301
SC-SM- Value Small Cap Fund.................................     88         138        189        301
SC-SM- Blue Chip Mid Cap Fund...............................     88         138        189        301
SC-SM- Investors Foundation Fund............................     87         135        184        291
SC-SM- Select Equity Fund...................................     87         135        184        291
Sun Capital Investment Grade Bond Fund-SM-..................     86         131        177        276
Sun Capital Money Market Fund-SM-...........................     85         128        173        266
Sun Capital Real Estate Fund-SM-............................     90         145        201        325

      If you do not surrender your Contract, or if you annuitize at the end of the applicable period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return, an average Contract size of $35,000, and no optional death benefit riders have been elected:



                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
AIM V.I. Capital Appreciation Fund..........................     21         65         111        243
AIM V.I. Growth Fund........................................     21         65         112        244
AIM V.I. Growth and Income Fund.............................     21         65         112        245
AIM V.I. International Equity Fund..........................     23         71         122        263
AIM V.I. Value Fund.........................................     21         65         112        245
Alger American Growth Portfolio.............................     21         64         110        239
Alger American Income and Growth Portfolio..................     20         61         105        230
Alger American Small Capitalization Portfolio...............     22         67         115        251
Alliance VP Premier Growth Fund.............................     26         79         136        291
Alliance VP Technology Fund.................................     26         80         136        292
Alliance VP Growth and Income Fund..........................     22         69         118        256
Alliance VP Worldwide Privatization Fund....................     25         76         131        281
Alliance VP Quasar Fund.....................................     25         76         131        281
Goldman Sachs VIT CORE-SM- Large Cap Growth Fund............     22         67         115        251
Goldman Sachs VIT CORE-SM- Small Cap Equity Fund............     23         70         120        261
Goldman Sachs VIT CORE-SM- U.S. Equity Fund.................     22         67         115        251
Goldman Sachs VIT Internet Tollkeeper Fund..................     25         78         133        286
Goldman Sachs VIT Capital Growth Fund.......................     23         70         120        261
Goldman Sachs VIT Growth and Income Fund....................     23         70         120        261
Goldman Sachs VIT International Equity Fund.................     26         81         138        296
INVESCO VIF Dynamics Fund...................................     24         73         125        270
INVESCO VIF Small Company Growth Fund.......................     27         81         139        298
J.P. Morgan International Opportunities Portfolio...........     25         76         131        281
J.P. Morgan Small Company Portfolio.........................     24         75         128        276
J.P. Morgan U.S. Disciplined Equity Portfolio...............     21         66         113        246
Lord Abbett Series Fund Mid Cap Value.......................     24         73         126        271
Lord Abbett Series Fund Growth and Income...................     23         71         122        263
Lord Abbett Series Fund International.......................     26         81         138        296
Fidelity VIP Contrafund-TM- Portfolio.......................     22         68         116        253
Fidelity VIP Growth Portfolio...............................     22         68         116        252
Fidelity VIP Overseas Portfolio.............................     24         75         128        276
MFS/Sun Life Capital Appreciation Series....................     20         63         108        235
MFS/Sun Life Emerging Growth Series.........................     20         62         107        234
MFS/Sun Life Government Securities Series...................     19         59         101        222
MFS/Sun Life High Yield Series..............................     21         65         112        244
MFS/Sun Life Massachusetts Investors Growth Stock Series....     21         65         111        242
MFS/Sun Life Massachusetts Investors Trust Series...........     19         58         100        220
MFS/Sun Life New Discovery Series...........................     23         70         120        260
MFS/Sun Life Total Return Series............................     20         61         105        230
MFS/Sun Life Utilities Series...............................     21         64         110        240
Rydex VT Nova Fund..........................................     27         83         141        303
Rydex VT OTC Fund...........................................     27         84         143        307
SC-SM- Davis Financial Fund.................................     22         67         115        251
SC-SM- Davis Venture Value Fund.............................     22         67         115        251
SC-SM- INVESCO Energy Fund..................................     25         78         133        286
SC-SM- INVESCO Health Science Fund..........................     25         78         133        286
SC-SM- INVESCO Telecommunications Fund......................     25         78         133        286
SC-SM- INVESCO Technology Fund..............................     25         78         133        286
SC-SM- Neuberger Berman Mid Cap Growth Fund.................     24         73         126        271
SC-SM- Neuberger Berman Mid Cap Value Fund..................     24         73         126        271

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
SC-SM- Value Equity Fund....................................     22         67         115        251
SC-SM- Value Managed Fund...................................     22         67         115        251
SC-SM- Value Mid Cap Fund...................................     23         70         120        261
SC-SM- Value Small Cap Fund.................................     23         70         120        261
SC-SM- Blue Chip Mid Cap Fund...............................     23         70         120        261
SC-SM- Investors Foundation Fund............................     22         67         115        251
SC-SM- Select Equity Fund...................................     22         67         115        251
Sun Capital Investment Grade Bond Fund-SM-..................     20         63         108        235
Sun Capital Money Market Fund-SM-...........................     19         60         103        225
Sun Capital Real Estate Fund-SM-............................     25         78         133        286



      If you do NOT surrender your Contract, or if you annuitize at the end of the applicable period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return, an average Contract size of $35,000, and the EEB Plus MAV optional death benefit rider has been elected:



                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
AIM V.I. Capital Appreciation Fund..........................     25         77         132        283
AIM V.I. Growth Fund........................................     25         77         132        284
AIM V.I. Growth and Income Fund.............................     25         78         133        285
AIM V.I. International Equity Fund..........................     27         83         141        303
AIM V.I. Value Fund.........................................     25         78         133        285
Alger American Growth Portfolio.............................     25         76         130        280
Alger American Income and Growth Portfolio..................     24         73         126        271
Alger American Small Capitalization Portfolio...............     26         79         136        291
Alliance VP Premier Growth Fund.............................     30         91         155        329
Alliance VP Technology Fund.................................     30         92         156        330
Alliance VP Growth and Income Fund..........................     26         81         138        296
Alliance VP Worldwide Privatization Fund....................     29         88         150        320
Alliance VP Quasar Fund.....................................     29         88         150        320
Goldman Sachs VIT CORE-SM- Large Cap Growth Fund............     26         79         136        291
Goldman Sachs VIT CORE-SM- Small Cap Equity Fund............     27         82         141        301
Goldman Sachs VIT CORE-SM- U.S. Equity Fund.................     26         79         136        291
Goldman Sachs VIT Internet Tollkeeper Fund..................     29         90         153        325
Goldman Sachs VIT Capital Growth Fund.......................     27         82         141        301
Goldman Sachs VIT Growth and Income Fund....................     27         82         141        301
Goldman Sachs VIT International Equity Fund.................     30         93         158        334
INVESCO VIF Dynamics Fund...................................     28         85         145        309
INVESCO VIF Small Company Growth Fund.......................     30         93         159        336
J.P. Morgan International Opportunities Portfolio...........     29         88         150        320
J.P. Morgan Small Company Portfolio.........................     28         87         148        315
J.P. Morgan U.S. Disciplined Equity Portfolio...............     25         78         133        286
Lord Abbett Series Fund Mid Cap Value.......................     28         85         145        310
Lord Abbett Series Fund Growth and Income...................     27         83         141        303
Lord Abbett Series Fund International.......................     30         93         158        334
Fidelity VIP Contrafund-TM- Portfolio.......................     26         80         137        293
Fidelity VIP Growth Portfolio...............................     26         80         136        292
Fidelity VIP Overseas Portfolio.............................     28         87         148        315
MFS/Sun Life Capital Appreciation Series....................     24         75         128        276
MFS/Sun Life Emerging Growth Series.........................     24         75         128        275
MFS/Sun Life Government Securities Series...................     23         71         122        263
MFS/Sun Life High Yield Series..............................     25         77         132        284
MFS/Sun Life Massachusetts Investors Growth Stock Series....     25         77         131        282
MFS/Sun Life Massachusetts Investors Trust Series...........     23         70         120        261

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
MFS/Sun Life New Discovery Series...........................     27         82         140        300
MFS/Sun Life Total Return Series............................     24         73         126        271
MFS/Sun Life Utilities Series...............................     25         76         131        281
Rydex VT Nova Fund..........................................     31         95         161        341
Rydex VT OTC Fund...........................................     31         96         163        344
SC-SM- Davis Financial Fund.................................     26         79         136        291
SC-SM- Davis Venture Value Fund.............................     26         79         136        291
SC-SM- INVESCO Energy Fund..................................     29         90         153        325
SC-SM- INVESCO Health Science Fund..........................     29         90         153        325
SC-SM- INVESCO Telecommunications Fund......................     29         90         153        325
SC-SM- INVESCO Technology Fund..............................     29         90         153        325
SC-SM- Neuberger Berman Mid Cap Growth Fund.................     28         85         145        310
SC-SM- Neuberger Berman Mid Cap Value Fund..................     28         85         145        310
SC-SM- Value Equity Fund....................................     26         79         136        291
SC-SM- Value Managed Fund...................................     26         79         136        291
SC-SM- Value Mid Cap Fund...................................     27         82         141        301
SC-SM- Value Small Cap Fund.................................     27         82         141        301
SC-SM- Blue Chip Mid Cap Fund...............................     27         82         141        301
SC-SM- Investors Foundation Fund............................     26         79         136        291
SC-SM- Select Equity Fund...................................     26         79         136        291
Sun Capital Investment Grade Bond Fund-SM-..................     24         75         128        276
Sun Capital Money Market Fund-SM-...........................     23         72         123        266
Sun Capital Real Estate Fund-SM-............................     29         90         153        325



                        CONDENSED FINANCIAL INFORMATION



      Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix I.


                              THE ANNUITY CONTRACT

      Sun Life Assurance Company of Canada (U.S.) (the "Company", "we" or "us") and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual owner of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

      In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

      Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. It provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing one or more optional death benefit riders and paying an additional charge for each optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

      You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your benefits will be responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from different types of investments. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity might not exceed our minimum guaranteed rate, which is 3% per year during the Accumulation Phase and 2.5% per year during the Income Phase, compounded annually.

      The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts."

                    COMMUNICATING TO US ABOUT YOUR CONTRACT

      All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (888) 786-2435.

      Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

      When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

      We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, and Puerto Rico, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

      We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

                              THE VARIABLE ACCOUNT

      We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors.The Variable Account funds the Contract and various other variable annuity and variable life insurance product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

      Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity and variable life insurance contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

      The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated to the Variable Account will be used to purchase Fund shares as designated by you at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

                           VARIABLE ACCOUNT OPTIONS:
                                   THE FUNDS

      The Contract offers Sub-Accounts that invest in a number of Fund investment options, which are briefly discussed below. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

      MORE COMPREHENSIVE INFORMATION ABOUT THE FUNDS, INCLUDING A DISCUSSION OF THEIR MANAGEMENT, INVESTMENT OBJECTIVES, EXPENSES, AND POTENTIAL RISKS, IS FOUND IN THE CURRENT PROSPECTUSES FOR THE FUNDS (THE "FUND PROSPECTUSES"). THE FUND PROSPECTUSES SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE YOU INVEST. A COPY OF EACH FUND PROSPECTUS, AS WELL AS A STATEMENT OF ADDITIONAL INFORMATION FOR EACH FUND, MAY BE OBTAINED WITHOUT CHARGE FROM THE COMPANY BY CALLING (888) 786-2435 OR BY WRITING TO SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), C/O RETIREMENT PRODUCTS AND SERVICES, P.O. BOX 9133, BOSTON MASSACHUSETTS 02117.

      The Funds currently available are:

AIM VARIABLE INSURANCE FUNDS (advised by A I M Advisors, Inc.)

     AIM V.I. CAPITAL APPRECIATION FUND seeks growth of capital by investing principally in common stocks or companies which the Fund's portfolio managers believe are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

     AIM V.I. GROWTH FUND seeks to achieve growth of capital by investing in seasoned and better-capitalized companies considered to have strong earnings momentum.

     AIM V.I. GROWTH AND INCOME FUND seeks to achieve growth of capital with a secondary objective of current income.

     AIM V.I. INTERNATIONAL EQUITY FUND seeks to achieve long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.


     AIM V.I. VALUE FUND seeks long-term growth of capital with a secondary objective of current income.


THE ALGER AMERICAN FUND (advised by Fred Alger Management, Inc.)

     ALGER AMERICAN GROWTH PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of companies which have market capitalizations of $1 billion or more.

     ALGER AMERICAN INCOME AND GROWTH PORTFOLIO seeks primarily to provide a high level of dividend income by investing in dividend paying equity securities. Capital appreciation is a secondary objective.

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     ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO seeks long-term capital appreciation. It invests primarily in the equity securities of small companies with market capitalizations within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.


ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC. (advised by Alliance Capital Management L.P.)



     ALLIANCE VP PREMIER GROWTH PORTFOLIO seeks to achieve growth of capital by pursuing aggressive investment policies. It invests principally in equity securities of a limited number of large, carefully selected, high-quality U.S. companies.



     ALLIANCE VP TECHNOLOGY PORTFOLIO seeks growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements.



     ALLIANCE VP GROWTH AND INCOME PORTFOLIO seeks to provide reasonable current income and reasonable opportunities for appreciation by investing primarily in dividend-paying common stocks of good quality.



     ALLIANCE VP WORLDWIDE PRIVATIZATION PORTFOLIO seeks long-term capital appreciation by investing primarily in securities of issuers that are undergoing or have undergone privatizations. The Portfolio seeks to take advantage of investment opportunities that are created by privatizations of state enterprises in both established and developing countries.



     ALLIANCE VP QUASAR PORTFOLIO seeks growth of capital by pursuing aggressive investment policies. It invests primarily in U.S. common stocks and other equity-type securities issued by smaller companies with favorable growth prospects.



GOLDMAN SACHS VARIABLE INSURANCE TRUST ("VIT") (advised by Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), except for Goldman Sachs International Equity Fund, which is advised by Goldman Sachs Asset Management International, GSAMI).



     GOLDMAN SACHS VIT CORE-SM- LARGE CAP GROWTH FUND seeks long-term growth of capital by investing in a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.



     GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND seeks long-term growth of capital by investing in a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.



     GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND seeks long-term growth of capital and dividend income by investing in a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.



     GOLDMAN SACHS VIT INTERNET TOLLKEEPER FUND seeks long-term growth of capital by investing at least 90% of its total assets in equity securities and at least 65% of its total assets in equity securities of Internet Tollkeeper companies, which are companies in the media, telecommunications, technology and Internet sectors.



     GOLDMAN SACHS VIT CAPITAL GROWTH FUND seeks long-term growth of capital by investing at least 90% of its total assets in equity securities.



     GOLDMAN SACHS VIT GROWTH AND INCOME FUND seeks long-term growth of capital and growth of income.



     GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND seeks long-term capital appreciation by investing in equity securities of companies that are organized outside the U.S. or whose securities are principally traded outside the U.S.

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INVESCO VARIABLE INVESTMENT FUNDS, INC. (advised by INVESCO Funds Group, Inc.)



     INVESCO VIF DYNAMICS FUND seeks to achieve growth of capital by investing primarily in common stocks of companies with market capitalizations between $2 billion and $15 billion at the time of purchase.



     INVESCO VIF SMALL COMPANY GROWTH FUND seeks to achieve growth of capital by investing primarily in equity securities of companies with market capitalizations under $2 billion at the time of purchase.


J.P. MORGAN SERIES TRUST II (advised by J.P. Morgan Investment Management Inc.)

     J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO seeks to provide a high total return from a portfolio of equity securities of foreign companies.

     J.P. MORGAN SMALL COMPANY PORTFOLIO seeks to provide a high total return from a portfolio of small company stocks.

     J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO seeks to provide a high total return from a portfolio of selected equity securities.


LORD ABBETT SERIES FUND, INC. (advised by Lord, Abbett & Co.)



     MID CAP VALUE PORTFOLIO seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.


     GROWTH AND INCOME PORTFOLIO seeks to provide long-term growth of capital and income without excessive fluctuation in market value.


     INTERNATIONAL PORTFOLIO INTERNATIONAL PORTFOLIO seeks long-term capital appreciation.



FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS (Advised by Fidelity Management & Research Company. Fidelity, Fidelity Investments and Contrafund-TM- are registered trademarks of FMR Corp.)



     VIP CONTRAFUND-TM- PORTFOLIO seeks long-term capital appreciation by investing primarily in common stocks of companies whose stocks are undervalued by the market.



     VIP GROWTH PORTFOLIO seeks to achieve capital appreciation by investing primarily in common stocks with above-average growth potential.



     VIP OVERSEAS PORTFOLIO seeks long-term growth of capital by investing primarily in common stocks of foreign issuers.


MFS/SUN LIFE SERIES TRUST (advised by Massachusetts Financial Services Company, an affiliate of the Company)

     CAPITAL APPRECIATION SERIES will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

     EMERGING GROWTH SERIES will seek long-term growth of capital.

     GOVERNMENT SECURITIES SERIES will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.


     HIGH YIELD SERIES will seek high current income and capital appreciation by investing primarily in certain low rated or unrated fixed income securities (possibly with equity features) of U.S. and foreign issuers.


     MASSACHUSETTS INVESTORS GROWTH STOCK SERIES will seek to provide long-term growth of capital and future income rather than current income.


     MASSACHUSETTS INVESTORS TRUST SERIES will seek long-term growth of capital with a secondary objective to seek reasonable current income.

     NEW DISCOVERY SERIES will seek capital appreciation.

     TOTAL RETURN SERIES will mainly seek to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.

     UTILITIES SERIES will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing under normal market conditions, at least 65% of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.


RYDEX VARIABLE TRUST (advised by Rydex Funds, Inc.)



     RYDEX VT NOVA FUND seeks to provide investment results that correspond to 150% of the daily performance of the S&P 500 Index.



     RYDEX VT OTC FUND seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index.



SUN CAPITAL ADVISERS TRUST-SM- (advised by Sun Capital Advisers, Inc., an affiliate of the Company; Davis Select Advisers, L.P., serves as investment subadviser to SC-SM- Davis Financial Fund and SC-SM- Davis Venture Value Fund; INVESCO Funds Group, Inc. serves as investment subadviser to the SC-SM- INVESCO Energy Fund, SC-SM- INVESCO Health Sciences Fund, SC-SM- INVESCO Technology Fund and SC-SM- INVESCO Telecommunications Fund; Neuberger Berman Management, Inc. serves as subadviser to SC-SM- Neuberger Berman Mid Cap Growth Fund and SC-SM-Neuberger Berman Mid Cap Value Fund; OpCap Advisors serves as investment subadviser to SC-SM- Value Equity Fund, SC-SM- Value Managed Fund, SC-SM- Value Mid Cap Fund, and SC-SM- Value Small Cap Fund; Wellington Management Company, LLP, serves as investment subadviser to SC-SM- Blue Chip Mid Cap Fund, SC-SM-Investors Foundation Fund and SC-SM- Select Equity Fund.)



     SC-SM- DAVIS FINANCIAL FUND seeks growth of capital by investing primarily in the common stock of financial services companies.



     SC-SM- DAVIS VENTURE VALUE FUND seeks growth of capital by investing primarily in the common stock of U.S. companies with market capitalizations of at least $5 billion.



     SC-SM- INVESCO ENERGY FUND seeks growth by investing primarily in the equity securities of companies doing business in the energy sector.



     SC-SM- INVESCO HEALTH SCIENCES FUND seeks growth by investing primarily in the equity securities of companies doing business in the health sciences sector.



     SC-SM- INVESCO TECHNOLOGY FUND seeks growth by investing primarily in the equity securities of companies doing business in the technology sector.



     SC-SM- INVESCO TELECOMMUNICATIONS FUND primarily seeks growth and, secondarily, seeks income by investing primarily in the equity securities of companies doing business in the telecommunications sector.



     SC-SM- NEUBERGER BERMAN MID CAP GROWTH FUND seeks growth of capital by investing primarily in equity securities of companies with market capitalizations from $1 billion to $12 billion at the time of purchase. The fund's subadviser targets already successful companies that could be even more so.



     SC-SM- NEUBERGER BERMAN MID CAP VALUE FUND seeks growth of capital by investing primarily in equity securities of companies with market capitalizations from $1 billion to $12 billion at the time of purchase. The fund's subadviser looks for well-managed companies whose stock prices are undervalued.

     SC-SM- VALUE EQUITY FUND seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities listed on the New York Stock Exchange.



     SC-SM- VALUE MANAGED FUND seeks growth of capital over time by investing primarily in a portfolio consisting of common stocks, fixed income securities, and cash equivalents. The subadviser will vary the allocation depending on its assessments of the relative values of such investments.



     SC-SM- VALUE MID CAP FUND seeks long-term capital appreciation by investing primarily in equity securities of companies with market capitalizations of between $500 million and $8 billion at time of purchase.



     SC-SM- VALUE SMALL CAP FUND seeks capital appreciation by investing primarily in a diversified portfolio of equity securities of companies with market capitalizations of under $2 billion at time of purchase.



     SC-SM- BLUE CHIP MID CAP FUND seeks long-term capital growth by investing primarily in common stocks and other equity securities of U.S. companies with market capitalizations within the range represented by the Standard & Poor's Mid Cap 400 Index.



     SC-SM- INVESTORS FOUNDATION FUND seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies with market capitalizations generally within the range represented by the Standard & Poor's 500 Index. Investments are selected using a combination of fundamental analysis and quantitative tools.



     SC-SM- SELECT EQUITY FUND seeks long-term capital growth by investing in 20 to 40 common stocks and other equity securities of large capitalization U.S. companies selected primarily from the Standard & Poor's 500 Index.



     SUN CAPITAL INVESTMENT GRADE BOND FUND-SM- seeks high current income consistent with relative stability of principal by investing at least 80% of its assets in investment grade bonds. The Fund may invest up to 20% of its assets in lower rated or unrated bonds (also known as high yield or junk bonds.)



     SUN CAPITAL MONEY MARKET FUND-SM- seeks to maximize current income, consistent with maintaining liquidity and preserving capital, by investing exclusively in high quality U.S. dollar-denominated money market securities.



     SUN CAPITAL REAL ESTATE FUND-SM- primarily seeks long-term capital growth and, secondarily, seeks current income and growth of income. The Fund invests at least 80% of its assets in securities of real estate investment trusts and other real estate companies.



      The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.



      Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios and the Rydex Funds, which are paid from Fund assets and reflected in the fee table.

      Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

                               THE FIXED ACCOUNT

      The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

      We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (I.E., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

      We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

                           THE FIXED ACCOUNT OPTIONS:
                             THE GUARANTEE PERIODS

      You may elect one or more Guarantee Period(s) from those we make available from time to time. We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than 3% per year, compounded annually. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

      We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

      We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

      Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

                             THE ACCUMULATION PHASE

      During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or the "Covered Person" dies before the Annuity Commencement Date.

ISSUING YOUR CONTRACT

      When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant.

      We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

AMOUNT AND FREQUENCY OF PURCHASE PAYMENTS

      The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and each additional Purchase Payment must be at least $1,000, unless we waive these limits. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

ALLOCATION OF NET PURCHASE PAYMENTS

      You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods we offer, but any allocation to a Guarantee Period must be at least $1,000. Over the life of your Contract, you may allocate amounts among as many as 18 of the available investment options.

      In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. You may change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us, as required. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

      Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

YOUR ACCOUNT

      When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

YOUR ACCOUNT VALUE

      Your Account Value is the sum of the value of the 2 components of your
Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described below under "Variable Account Value" and "Fixed Account Value."

VARIABLE ACCOUNT VALUE

      VARIABLE ACCUMULATION UNITS

      In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

      VARIABLE ACCUMULATION UNIT VALUE

      The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.


      To measure these values, we use a factor -- which we call the Net Investment Factor -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing
(1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the valuation period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge) plus any applicable charge for optional death benefit riders.


      For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

      CREDITING AND CANCELING VARIABLE ACCUMULATION UNITS

      When we receive an allocation to a Sub-Account either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

FIXED ACCOUNT VALUE

      Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

      A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

      Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

      CREDITING INTEREST

      We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

      GUARANTEE AMOUNTS

      Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. Renewals into a Guarantee Period that extend beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. Each new allocation to a Guarantee Period must be at least $1,000.

      RENEWALS

      We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. A new Guarantee Period of the same duration will begin automatically for that Guarantee Amount on the first day following the Renewal Date, unless before the Renewal Date we receive:

    (1) written notice from you electing a different Guarantee Period from among those we then offer, or

    (2) instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege").

      A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. Unless you notify us otherwise, we will automatically renew your Guarantee Amount into the next available Guarantee Period.

      EARLY WITHDRAWALS

      If you withdraw, transfer, or annuitize an allocation to a Guarantee Period 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

TRANSFER PRIVILEGE

      PERMITTED TRANSFERS

      During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

      -  You may not make more than 12 transfers in any Account Year;

      - The amount transferred from a Sub-Account must be at least $1,000, unless you are transferring your entire balance in that Sub-Account;

      -  Your Account Value remaining in a Sub-Account must be at least $1,000;

      - The amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

      - At least 30 days must elapse between transfers to or from Guarantee Periods;

      - Transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

      - We impose additional restrictions on market timers, which are further described below.

      These restrictions do not apply to transfers made under an approved dollar-cost averaging program.

      There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

      REQUESTS FOR TRANSFERS

      You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

      Your transfer request will be effective as of the close of the Business Day if we receive your transfer before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

      MARKET TIMERS

      The Contracts are not designed for professional market timing organizations or other entities using programmed and frequent transfers. If you wish to employ such strategies, you should not purchase a Contract. Accordingly, transfers may be subject to restrictions if exercised by a market timing firm or any other third party authorized to initiate transfer transactions on behalf of multiple Participants. In imposing such restrictions, we may, among other things, not accept (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one Participant, or (2) the transfer instructions of individual Participants who have executed preauthorized transfer forms that are submitted at the same time by market timing firms or other third parties on behalf of more than one Participant. We will not impose these restrictions unless our actions are reasonably intended to prevent the use of such transfers in a manner that will disadvantage or potentially impair the Contract rights of other Participants.

      In addition, some of the Funds have reserved the right to temporarily or permanently refuse exchange requests from the Variable Account if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a market timing strategy may be disruptive to a Fund and therefore may be refused. Accordingly, the Variable Account may not be in a position to effectuate transfers and may refuse transfer requests without prior notice. We also reserve the right, for similar reasons, to refuse or delay exchange requests involving transfers to or from the Fixed Account.

WAIVERS; REDUCED CHARGES; CREDITS; SPECIAL GUARANTEED INTEREST RATES

      We may reduce or waive the withdrawal charge, mortality and expense risk charges, the administrative service fee or the annual Account Fee, credit additional amounts, or grant special Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

OPTIONAL PROGRAMS

      DOLLAR-COST AVERAGING

      Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum of $1,000 to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

      No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Fund investment option under the Contract, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and is subject to the $1,000 minimum.

      The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not assure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods.

      ASSET ALLOCATION

      One or more asset allocation programs may be available in connection with the Contract, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.


      Currently, you may select one of 4 asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. The available models are: the conservative asset allocation model, the moderate asset allocation model, the aggressive asset allocation model and the total equity asset allocation model. Each model allocates a different percentage of Account Value to Sub-Accounts investing in the various asset classes, with the conservative asset allocation model allocating the lowest percentage to Sub-Accounts investing in the equity asset class and the total equity asset allocation model allocating the highest percentage to the equity asset class. These asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete such programs in the future.


      If you elect an asset allocation program, we will automatically allocate your Purchase Payments among the Sub-Accounts represented in the model you choose. By electing an asset allocation program, you thereby authorize us to automatically reallocate your investment options that participate in the asset allocation program on a quarterly basis, or as determined by the terms of the Asset Allocation Program, to reflect the current composition of the model you have selected, without further instruction, until we receive notification that you wish to terminate the program or choose a different model.

      SYSTEMATIC WITHDRAWAL PROGRAM

      If you have an Account Value of $10,000 or more, you may select our Systematic Withdrawal Program.

      Under this program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically. The withdrawals under this program may be subject to surrender charges or a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult your tax adviser before choosing this option.

      You may change or stop this program at any time, by written notice to us.

      PORTFOLIO REBALANCING PROGRAM

      Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

      Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

      PRINCIPAL RETURNS PROGRAM

      Under the Principal Returns Program, we divide your Purchase Payments between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

           WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

CASH WITHDRAWALS

      REQUESTING A WITHDRAWAL

      At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

      All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge"), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment"). Withdrawals also may have adverse income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

      FULL WITHDRAWALS

      If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

      A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

      PARTIAL WITHDRAWALS

      If you request a partial withdrawal, we will pay you the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

      You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

      If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we will treat it as a request for a full withdrawal.

      TIME OF PAYMENT

      We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

      - When the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

      - When it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

      - When an SEC order permits us to defer payment for the protection of Participants.

      We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

      WITHDRAWAL RESTRICTIONS FOR QUALIFIED PLANS

      If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

      Special restrictions apply to withdrawals from Contracts used for
Section 403(b) annuities (see "Tax Considerations -- Tax-Sheltered Annuities").

WITHDRAWAL CHARGE

      We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

      FREE WITHDRAWAL AMOUNT

      In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge.

      For convenience in discussing free withdrawal amounts, we refer to Purchase Payments made during the last 7 Account Years, including the current Account Year, as "New Payments," and we refer to Purchase Payments made before the last 7 Account Years as "Old Payments."

      For the first Account Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments you have made. For all other Account Years, the free withdrawal amount is equal to the greater of:

      - your Contract's earnings (defined below), minus any free withdrawals taken during the life of your Contract, or

      - 15% of the amount of all New Payments minus any free withdrawals taken during the current Account Year.

      Your Contract's earnings are equal to:

      -  your Account Value, minus

      -  all Purchase Payments made plus

      -  all partial withdrawals and charges taken.

      For an example of how we calculate the "free withdrawal amount," see Appendix B.

      WITHDRAWAL CHARGE ON PURCHASE PAYMENT

      If you withdraw more than the free withdrawal amount, we consider the excess amount to be withdrawn first from Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of New Payments withdrawn. Thus, the maximum amount on which we will impose the withdrawal charge will never exceed the total of New Payments that you have not previously withdrawn.

      ORDER OF WITHDRAWAL

      When you take a withdrawal, we liquidate your Contract in the following order:

       (1) the free withdrawal amount, and

       (2) unliquidated payments on a first-in, first-out basis.

      CALCULATION OF WITHDRAWAL CHARGE

      We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the Account Year in which you made the Payment, but not the Account Year in which you withdraw it. Each Payment begins a new 7-year period and moves down the declining surrender charge scale as shown below at each Account Anniversary. Payments received during the current Account Year will be charged 7%, if withdrawn. On your next scheduled Account Anniversary, that Payment, along with any other Payments made during that Account Year, will be considered to be in their second Account Year and will have a 7% withdrawal charge. On the next Account Anniversary, these Payments will move into their third Account Year and will have a withdrawal charge of 6%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account.

   NUMBER OF
 ACCOUNT YEARS
PAYMENT HAS BEEN  WITHDRAWAL
IN YOUR CONTRACT    CHARGE
----------------  ----------
      0-1             7%
      1-2             7%
      2-3             6%
      3-4             6%
      4-5             5%
      5-6             4%
      6-7             3%
   7 or more          0%

      For example, the percentage applicable to withdrawals of a Payment that has been in an Account for more than 2 Account Years but less than 3 will be 6%, regardless of the issue date of the Contract.

      The withdrawal charge will never be greater than 7% of the Purchase Payments you make under your Contract.

      For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

      For additional examples of how we calculate withdrawal charges, see Appendix B.

TYPES OF WITHDRAWALS NOT SUBJECT TO WITHDRAWAL CHARGE

    NURSING HOME WAIVER

    If approved by your state, we will waive the withdrawal charge for a full or partial withdrawal if:

      -  at least one year has passed since we issued your Contract, and

      - you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state.

      An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine.

    MINIMUM DISTRIBUTIONS

    For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

    OTHER WITHDRAWALS

    We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts we pay as a death benefit, except under the Cash Surrender method, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

MARKET VALUE ADJUSTMENT

      If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

      We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

      A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

      We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

                  N/12
    1 + I
  ( --------  )             -1
    1 + J + b

where:

      I is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

      J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

      N is the number of complete months remaining in your Guarantee Period; and


      b is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The "b" factor is the amount that will be used to cover market volatility (I.E., credit risk), basis risk, and/or liquidity costs.


      We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

      For examples of how we calculate the Market Value Adjustment, see Appendix B.

                                CONTRACT CHARGES

ACCOUNT FEE

      During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. In Account Years 1 through 5, the annual Account Fee is $35. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed $50. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

      We will not charge the Account Fee if:

      (1) your Account has been allocated only to the Fixed Account during the applicable Account Year; or

      (2)  your Account Value is $75,000 or more on your Account Anniversary.

      If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

      After the Annuity Commencement Date, we will deduct an annual Account Fee of $35 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

ADMINISTRATIVE EXPENSE CHARGE

      We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

MORTALITY AND EXPENSE RISK CHARGE

      During both the Accumulation Phase and the Income Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.00%, if your initial Purchase Payment was less than $1,000,000, or 0.85% if your initial Purchase Payment was $1,000,000 or more. However, if you annuitize your Contract prior to your eighth Contract Anniversary, we will deduct an additional 0.25% during the Income Phase to offset the increased mortality risk during this phase. The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the annual Account Fee and the administrative expense charge we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract.

CHARGES FOR OPTIONAL DEATH BENEFIT RIDERS

      If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.

                                % OF AVERAGE
     RIDER(S) YOU ELECT*        DAILY VALUE
     -------------------        ------------
            "EEB"                  0.15%
            "MAV"                  0.15%
         "5% Roll-Up"              0.15%
       "EEB" and "MAV"             0.25%
    "EEB" and "5% Roll-Up"         0.25%
    "MAV" and "5% Roll-Up"         0.25%
          "EEB Plus"               0.25%
   "EEB" and "MAV" and "5%
           Roll-Up"                0.40%
        "EEB Plus MAV"             0.40%
    "EEB Plus 5% Roll-Up"          0.40%

------------------------

*   As defined below

PREMIUM TAXES

      Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a tax adviser to find out if your state imposes a premium tax and the amount of any tax.

      In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

FUND EXPENSES

      There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectus(es) and related Statements of Additional Information.

MODIFICATION IN THE CASE OF GROUP CONTRACTS

      For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

                                 DEATH BENEFIT

      If the Covered Person dies during the Accumulation Phase, we will pay a death benefit to your Beneficiary, using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we will pay the death benefit in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If your Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

AMOUNT OF DEATH BENEFIT

      To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of the death of the Covered Person in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

      The amount of the death benefit is determined as of the Death Benefit
Date.

THE BASIC DEATH BENEFIT

      In general, if you were 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

      1. Your Account Value for the Valuation Period during which the Death Benefit Date occurs;

      2. The amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

      3. Your total Purchase Payments (adjusted for partial withdrawals as described in "Calculating the Death Benefit") as of the Death Benefit Date.

      For examples of how to calculate this basic death benefit, see
Appendix C.

      If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

OPTIONAL DEATH BENEFIT RIDERS


      Subject to availability in your state, you may enhance the "Basic Death Benefit" by electing one or more of the following optional death benefit riders. You must make your election before the date on which your Contract becomes effective. You will pay a charge for each optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on the Contract Date. Any optional death benefit election may not be changed after the Contract is issued. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D -- H.


      MAXIMUM ANNIVERSARY ACCOUNT VALUE RIDER ("MAV")

      Under this rider, the death benefit will be the greater of:

      -  the amount payable under the basic death benefit above, or

      - your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for any subsequent Purchase Payments, partial withdrawals and charges made between that Account Anniversary and the Death Benefit Date.

      5% PREMIUM ROLL-UP RIDER ("5% ROLL-UP")

      Under this rider, the death benefit will be the greater of:

      -  the amount payable under the basic death benefit above, or

      - the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

      Under this rider, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

      -  the first day of the month following your 80th birthday, or

      - the day the death benefit amount under this rider equals twice the total of your Purchase Payments and transferred amounts, adjusted for withdrawals.

    EARNINGS ENHANCEMENT ("EEB") RIDER

    If you elect this EEB Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB amount." Calculated as of your Death Benefit Date, the "EEB amount" is determined as follows:

    - If you are 69 or younger on your Contract Date, the "EEB amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death.

    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 25% of the Net Purchase Payments prior to your death.

    EARNINGS ENHANCEMENT PLUS ("EEB PLUS") RIDER

    If you elect this EEB Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Plus amount." Calculated as of the Death Benefit Date, the "EEB Plus amount" is determined as follows:


    - If you are 69 or younger on your Contract Date, the "EEB Plus amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 100% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made within the twelve months prior to your death.



    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.


    EARNINGS ENHANCEMENT PLUS WITH MAV ("EEB PLUS MAV") RIDER

    If you elect this EEB Plus MAV Rider, your death benefit will be the death benefit payable under the MAV Rider PLUS the "EEB Plus MAV amount." Calculated as of your Death Benefit Date, the "EEB Plus MAV amount" is as follows:


    - If you are 69 or younger on your Contract Date, the "EEB Plus MAV amount" will be 40% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus MAV amount" will be 25% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.


    EARNINGS ENHANCEMENT PLUS WITH 5% ROLL-UP ("EEB PLUS 5% ROLL-UP") RIDER

    If you elect this EEB Plus 5% Roll-Up Rider, your death benefit will be the death benefit payable under the 5% Roll-Up Rider PLUS the "EEB Plus 5% Roll-Up amount." Calculated as of your Death Benefit Date, the "EEB Plus 5% Roll-Up amount" is determined as follows:


    - If you are 69 or younger on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 40% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 25% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.


    SELECTING MULTIPLE DEATH BENEFIT RIDERS

    The MAV Rider, the 5% Roll-Up Rider, and the EEB Rider can be combined. If you elect more than one of these three optional death benefit riders, your death benefit will be calculated as follows:

    - MAV RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider and the death benefit under the 5% Roll-Up Rider.

    - MAV RIDER COMBINED WITH EEB RIDER: The death benefit will equal the death benefit under the MAV Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the MAV Rider.

    - EEB RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider.

    - MAV RIDER, THE 5% ROLL-UP RIDER AND THE EEB RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider or the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider and the MAV Rider.

      The EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Riders are designed to be "comprehensive" riders and may not be combined with each other or with any of the other death benefit riders.

SPOUSAL CONTINUANCE


      If your spouse is your Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit riders you have selected, will continue as if your spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.


CALCULATING THE DEATH BENEFIT

      In calculating the death benefit amount payable under option (3) of the "Basic Death Benefit" or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.

      If the death benefit is the amount payable under options (2) or (3) of the "Basic Death Benefit" or under any of the optional death benefit riders, your Account Value may be increased by the excess, if any, of that amount over option
(1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the available Money Market Fund investment option (without the application of a Market Value Adjustment). If your spouse, as the named Beneficiary, elects to continue the Contract after your death, your spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

METHOD OF PAYING DEATH BENEFIT

      The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

      During the Accumulation Phase, you may elect the method of payment for the death benefit. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. These elections are made by sending us a completed election form, which we will provide. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

      If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

NON-QUALIFIED CONTRACTS

      If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or
(2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of
Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

      The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the Annuitant automatically becomes the designated beneficiary.

      If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

      During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

      If the Participant is not a natural person, these distribution rules apply on a change in, or the death of, either the Annuitant or the Co-Annuitant.

      Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

SELECTION AND CHANGE OF BENEFICIARY

      You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

PAYMENT OF DEATH BENEFIT

      Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

DUE PROOF OF DEATH

      We accept any of the following as proof of any person's death:

      -  An original certified copy of an official death certificate;

      - An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

      -  Any other proof we find satisfactory.

                     THE INCOME PHASE -- ANNUITY PROVISIONS

      During the Income Phase, we make regular monthly annuity payments to the Annuitant.

      The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

      Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals (see "Withdrawals, Withdrawal Charge and Market Value Adjustment").

SELECTION OF THE ANNUITANT OR CO-ANNUITANT

      You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

      In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant.

      When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

SELECTION OF THE ANNUITY COMMENCEMENT DATE

      You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

      - The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

      - The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

      -  The Annuity Commencement Date must always be the first day of a month.

      You may change the Annuity Commencement Date from time to time by sending us written notice, with the following additional limitations:

      - We must receive your notice at least 30 days before the current Annuity Commencement Date.

      - The new Annuity Commencement Date must be at least 30 days after we receive the notice.

      There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

ANNUITY OPTIONS

      We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

      ANNUITY OPTION A -- LIFE ANNUITY

      We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

      ANNUITY OPTION B -- LIFE ANNUITY WITH 60, 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

      We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

      ANNUITY OPTION C -- JOINT AND SURVIVOR ANNUITY

      We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

      ANNUITY OPTION D -- MONTHLY PAYMENTS FOR A SPECIFIED PERIOD CERTAIN

      We make monthly payments for a specified period of time from 5 to 30 years, as you elect. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8 and 9-year period certain options are not available if your Account has been issued within the past 7 years.

SELECTION OF ANNUITY OPTION

      You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

      You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

      There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

      REMEMBER THAT THE ANNUITY OPTIONS MAY NOT BE CHANGED ONCE ANNUITY PAYMENTS BEGIN.

AMOUNT OF ANNUITY PAYMENTS

      ADJUSTED ACCOUNT VALUE

      The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

      - We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

      - If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.


      - We deduct any applicable premium tax or similar tax if not previously deducted.


      VARIABLE ANNUITY PAYMENTS


      On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for Annuitization Units which have annual insurance charges of 1.15% of your average daily net assets (1.00% if your initial Purchase Payment was $1,000,000 or more). If your Annuity Commencement Date is within 7 years of the Contract Date, the annual insurance charges will be increased by 0.25%. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."


      To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

      If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

      Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

      FIXED ANNUITY PAYMENTS

      Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either
(1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 2.5% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

      MINIMUM PAYMENTS

      If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

EXCHANGE OF VARIABLE ANNUITY UNITS

      During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

      Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the Fund prospectus(es) for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

      During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

ACCOUNT FEE

      During the Income Phase, we deduct the annual Account Fee of $35 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

ANNUITY PAYMENT RATES

      The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually), and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 2.5% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

      The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

ANNUITY OPTIONS AS METHOD OF PAYMENT FOR DEATH BENEFIT

      You or your Beneficiary may also select one or more Annuity Options to be used in the event of the covered person's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

                           OTHER CONTRACT PROVISIONS

EXERCISE OF CONTRACT RIGHTS

      An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Annuitant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant before the Annuity Commencement Date, except as the Contract otherwise provides.

      The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Participant prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

CHANGE OF OWNERSHIP

      Ownership of a Qualified Contract may not be transferred except to:
(1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code;
(3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under
Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant;
(4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

      The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

      Change of ownership may affect the availability of optional death benefit riders or the expenses incurred with the optional death benefit riders.

VOTING OF FUND SHARES

      We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

      Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

      Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

      All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

PERIODIC REPORTS

      During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to your Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

      In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

      Upon request, we will provide you with information regarding fixed and variable accumulation values.

SUBSTITUTION OF SECURITIES

      Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

CHANGE IN OPERATION OF VARIABLE ACCOUNT

      At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

SPLITTING UNITS

      We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

MODIFICATION

      Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification:
(i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

      In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

DISCONTINUANCE OF NEW PARTICIPANTS

      We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

RESERVATION OF RIGHTS

      We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

RIGHT TO RETURN

      If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address, as shown on the cover of this Prospectus, within 10 days after it was delivered to you. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value.

      If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received. State law may also require us to give you a longer "free look" period or allow you to return the Contract to your sales representative.

      If you are establishing an Individual Retirement Account ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

                               TAX CONSIDERATIONS


      This section describes general federal income tax consequences of ownership of a contract based upon our understanding of current federal tax laws. Actual federal tax consequences may vary depending on, among other things, the type of retirement plan with which you use and where the site where your Contract was issued. Also, legislation affecting the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that you purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state or other tax laws. We do not make any guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.



U.S. FEDERAL INCOME TAX CONSIDERATIONS


      The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

      DEDUCTIBILITY OF PURCHASE PAYMENTS

      For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.

      PRE-DISTRIBUTION TAXATION OF CONTRACTS

      Generally, an increase in the value of a Contract will not give rise to tax, prior to distribution.


      However, corporate (or other non-natural person) Owners of a Non-Qualified Contract incur current tax, regardless of distributions, on Contract value increases. Such current taxation does not apply, though, to (i) immediate annuities, which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, or
(ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).


      You should note that qualified retirement investments generally provide tax deferral regardless of whether the underlying contract is an annuity.

      DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED CONTRACTS

      The Account Value will include an amount attributable to Purchase Payments, the return of which is not taxable, and an amount attributable to investment earnings, the return of which is taxable at ordinary income rates. The relative portions of a distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the timing of the distribution.


      If you withdraw less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, you must treat the withdrawal first as a return of investment earnings. You may treat only withdrawals in excess of the amount of the Account Value attributable to investment earnings as a return of Purchase Payments. Account Value amounts assigned or pledged as collateral for a loan will be treated as if withdrawn from the Contract. For purposes of determining a contract owner's income, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company (or its affiliates) to the same contract owner during any calendar year shall be treated as one annuity contract.



      If a Payee receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, however, the Payee treats a portion of each payment as a nontaxable return of Purchase Payments. In general, the nontaxable portion of such a payment bears the same ratio to the total payment as the Purchase Payments bear to the Payee's expected return under the Contract. The remainder of the payment constitutes a taxable return of investment earnings. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, all future distributions constitute fully taxable ordinary income. If the Annuitant dies before the Payee recovers the full amount of Purchase Payments, the Payee may deduct an amount equal to the unrecovered Purchase Payments.


      Upon the transfer of a Non-Qualified Contract by gift (other than to the Participant's spouse), the Participant must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.


      Death benefits paid upon the death of a contract owner generally are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above. For this purpose, the "investment in the contract" is not affected by the owner's or annuitant's death, i.e., it remains generally the total Purchase Payments, less amounts previously received which were not includable in income. Special distribution rules apply upon the death of the owner.



      A penalty tax of 10% may apply to taxable cash withdrawals and lump-sum payments from Non-Qualified Contracts. This penalty will not apply in certain circumstances, such as distributions pursuant to the death of the Participant, distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or distributions under an immediate annuity (as defined above), or after age 59 1/2.


      DISTRIBUTIONS AND WITHDRAWALS FROM QUALIFIED CONTRACTS

      Generally, distributions from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will, except in certain circumstances, apply to distributions prior to age 59 1/2.


      If you receive an eligible rollover distribution from a qualified Contract (other than from a Contract issued for use with an individual retirement account) and roll over that distribution to another eligible plan, such distribution will not be includible in your income. However, such distribution is subject to 20% mandatory withholding as described below. An "eligible rollover distribution" is any distribution to you of all or any portion of the balance to the credit of you account, other than:



      - A distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;



      -  Any required minimum distribution, or

      -  Any hardship distribution.


      Only you or your spouse may elect to roll over a distribution to an eligible retirement plan.

      WITHHOLDING

      In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from a Contract issued for use with an individual retirement account), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your spouse may elect a direct rollover. In the case of a distribution from
(i) a Non-Qualified Contract, (ii) a Qualified Contract issued for use with an individual retirement account, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

      INVESTMENT DIVERSIFICATION AND CONTROL

      The Treasury Department has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. Contracts that do not meet the guidelines are subject to current taxation on annual increases in value. We believe that each Fund available as an investment option under the Contract complies with these regulations. The preamble to the regulations states that the Internal Revenue Service may promulgate guidelines under which an owner's excessive control over investments underlying the contract will preclude the contract from qualifying as an annuity for federal tax purposes. We cannot predict whether such guidelines, if in fact promulgated, will be retroactive. We reserve the right to modify the Contract and/or the Variable Account to the extent necessary to comply with any such guidelines, but cannot assure that such modifications would satisfy any retroactive guidelines.

      TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT

      As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. We will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

      QUALIFIED RETIREMENT PLANS

      You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

      PENSION AND PROFIT-SHARING PLANS

      Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

      TAX-SHELTERED ANNUITIES

      Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.


      If the Contracts are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, and (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.


      Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

      INDIVIDUAL RETIREMENT ACCOUNTS

      Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts, and Simple Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. If we sell Contracts for use with IRAs, the Internal Revenue Service or other agency may impose supplementary information requirements. We will provide purchasers of the Contracts for such purposes with any necessary information. You will have the right to revoke the Contract under certain circumstances, as described in the section of this Prospectus entitled "Right to Return."

      ROTH IRAS

      Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If an individual converts a traditional IRA into a Roth IRA the full amount of the IRA is included in taxable income. The Internal Revenue Service and other agencies may impose special information requirements with respect to Roth IRAs. We will provide the necessary information for Contracts issued in connection with Roth IRAs.

      STATUS OF OPTIONAL DEATH BENEFIT RIDERS



      Under the Code, IRAs may not invest in life insurance policies. Regulations issued by the Treasury Department provide that death benefits under IRAs do not violate this rule, provided that the death benefit is no more than the greater of the total premiums paid (net of prior withdrawals) or the cash value of the IRA.



      In certain circumstances, the death benefit payable under the Contract's Optional Death Benefit Riders may exceed both the total premiums paid (net of prior withdrawals) and the cash value of the Contract. We have filed the Contract and the EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Optional Death Benefit Riders ("New Riders") with the Internal Revenue Service ("IRS") requesting a ruling approving the use of the Contract with the New Riders as an IRA. We have already received a favorable determination letter with respect to the following Optional Death Benefit Riders: EEB; MAV; 5% Roll-Up; EEB and MAV; EEB and 5% Roll-Up; MAV and 5% Roll-Up; and EEB and MAV and 5% Roll-Up ("Old Riders").



      Although we regard the New Riders as an investment protection feature that should not result in adverse tax treatment, WE GIVE NO ASSURANCE THAT THE IRS WILL APPROVE THE USE OF THE CONTRACT WITH THE NEW RIDERS IN IRAS. DENIAL OF OUR REQUEST BY THE IRS COULD RESULT IN TAXATION OF THE ENTIRE BALANCE OF YOUR IRA AND PENALTY TAXES. You should consult a qualified tax adviser before adding any of the New Riders to your Contract if it is an IRA.


PUERTO RICO TAX CONSIDERATIONS

      The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

      When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amounts received during the taxable year or the portion of each payment equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income. After an amount equal to the aggregate amount excluded from gross income has been received, all of the annuity payments are considered to be taxable income.

      When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

      The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. Although we currently offer the Contract in Puerto Rico in connection with qualified retirement plans, the text of this Prospectus under the heading "Federal Tax Status" dealing with such qualified retirement plans is inapplicable to Puerto Rico and should be disregarded.

      For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax adviser.

                         ADMINISTRATION OF THE CONTRACT

      We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

                          DISTRIBUTION OF THE CONTRACT

      We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon, a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.


      Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 6.50% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 0.50% of the Participant's Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time. Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates." During 2000, $0 in commissions was paid to and retained by Clarendon in connection with the distribution of the Contracts.


                            PERFORMANCE INFORMATION

      From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some variable options.

      Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Fund in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period after the Variable Account was established or, if shorter, the life of the Series. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Variable Account. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

      Average Annual Total Return figures assume an initial purchase payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the Account Fee, although such figures do reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

      The performance figures used by the Variable Account are based on the actual historical performance of the underlying Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Account on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Funds.

      Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (7-day period for the available Money Market Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

      The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

      The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, Standard and Poor's Insurance Rating Services, and Duff and Phelps. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. Standard and Poor's and Duff and Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

      We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

                             AVAILABLE INFORMATION

      The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

      In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: WASHINGTON, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; CHICAGO, ILLINOIS -- 500 West Madison Street, Chicago, IL 60661; NEW YORK, NEW YORK -- 7 World Trade Center, 13th Floor, New York, NY 10048. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http:// www.sec.gov).

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      The Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the SEC pursuant to Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

      The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such document should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

                                STATE REGULATION

      The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

      The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the fire jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

      In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

      Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

                               LEGAL PROCEEDINGS

      There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

                                  ACCOUNTANTS


      The financial statements of the Variable Account for the year ended December 31, 2000, and the consolidated financial statements of the Company for the years ended December 31, 2000, 1999 and 1998, both included in the Statement of Additional Information ("SAI") filed in the Company's Registration Statement under the Investment Company Act of 1940, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                              FINANCIAL STATEMENTS


      The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.



      The financial statements of the Variable Account for the year ended December 31, 2000 are also included in the SAI.



            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION



Calculation of Performance Data
Advertising and Sales Literature
Calculations
  Example of Variable Accumulation Unit Value Calculation
  Example of Variable Annuity Unit Calculation
  Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Financial Statements

      This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2001 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (888) 786-2435.

--------------------------------------------------------------------------------

 To:  Sun Life Assurance Company of Canada (U.S.)
      c/o Retirement Products and Services
      P.O. Box 9133
      Boston, Massachusetts 02117

      Please send me a Statement of Additional Information for Futurity III Variable and Fixed Annuity
      Sun Life of Canada (U.S.) Variable Account F.

 Name            ---------------------------------------------

 Address         ---------------------------------------------

                 ---------------------------------------------

 City        -------------------------  State  ----------  Zip  -----

Telephone  ------------------------------------------------------------

                                   APPENDIX A
                                    GLOSSARY

      The following terms as used in this Prospectus have the indicated meanings:

      ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

      ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

      ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Contract Date is on March 12, the first Account Year is determined from the Contract Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-business day, the previous business day will be used.)

      ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

      *ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the Co-Annuitant will become the sole Annuitant. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant's death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant/Payee during the Income Phase.

      ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

      ANNUITY OPTION: The method you choose for making annuity payments.

      ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

      APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

      *BENEFICIARY: Prior to the Annuity Commencement Date, the person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who, in the event of the Participant's death, is the "designated beneficiary" for purposes of Section 72(s) of the Internal Revenue Code. After the Annuity Commencement Date, the person or entity having the right to receive any payments due under the Annuity Option elected, if applicable, upon the death of the Payee.

      BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

      CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

      COMPANY: Sun Life Assurance Company of Canada (U.S.).

      CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

      CONTRACT DATE: The date on which we issue your Contract. This is called the "Date of Coverage" in the Contract.

* You specify these items on the Application, and may change them, as we describe in this Prospectus.

      COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. Unless otherwise noted, the the Participant/Owner is the Covered Person.


      DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in one lump sum.


      DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

      FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

      FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

      FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

      FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

      GROUP CONTRACT: A Contract issued by the Company on a group basis.

      GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

      GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

      GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

      INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

      INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

      NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.


      NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.


      NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

      *OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k),
Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

* You specify these items on the Application, and may change them, as we describe in this Prospectus.

      *PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

      PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

      PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

      QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

      RENEWAL DATE: The last day of a Guarantee Period.

      SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

      VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

      VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

      VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

      VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

      VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.


* You specify these items on the Application, and may change them, as we describe in this Prospectus.

                                   APPENDIX B
        WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: VARIABLE ACCOUNT (THE MARKET VALUE ADJUSTMENT DOES NOT APPLY TO THE VARIABLE ACCOUNT)
WITHDRAWAL CHARGE CALCULATION:
FULL WITHDRAWAL:

      Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

                                                                     PAYMENT
                HYPOTHETICAL              CUMULATIVE      FREE      SUBJECT TO   WITHDRAWAL   WITHDRAWAL
     ACCOUNT      ACCOUNT       ANNUAL      ANNUAL     WITHDRAWAL   WITHDRAWAL     CHARGE       CHARGE
       YEAR        VALUE       EARNINGS    EARNINGS      AMOUNT       CHARGE     PERCENTAGE     AMOUNT
     --------   ------------   --------   ----------   ----------   ----------   ----------   ----------
(a)     1          $41,000      $1,000     $ 1,000      $ 6,000      $35,000       7.00%        $2,450
        2          $45,100      $4,100     $ 5,100      $ 6,000      $39,100       7.00%        $2,737
        3          $49,600      $4,500     $ 9,600      $ 9,600      $40,000       6.00%        $2,400
(b)     4          $52,100      $2,500     $12,100      $12,100      $40,000       6.00%        $2,400
        5          $57,300      $5,200     $17,300      $17,300      $40,000       5.00%        $2,000
        6          $63,000      $5,700     $23,000      $23,000      $40,000       4.00%        $1,600
        7          $66,200      $3,200     $26,200      $26,200      $40,000       3.00%        $1,200
(c)     8          $72,800      $6,600     $32,800      $32,800      $     0       0.00%        $    0

(a) The free withdrawal amount in any year is equal to the greater of (1) the Contract's earnings that were not previously withdrawn, and (2) 15% of any Purchase Payments made in the last 7 Account Years ("New Payments"). In Account Year 1, the free withdrawal amount is $6,000, which equals 15% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $35,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $6,000.

(b) In Account Year 4, the free withdrawal amount is $12,100, which equals the prior Contract's cumulative earnings to date. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000.

(c) In Account Year 8, the free withdrawal amount is $32,800, which equals the Contract's cumulative earnings to date. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the New Payments equal $0.

PARTIAL WITHDRAWAL

      Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of 4 partial withdrawals made during the fourth Account Year of $4,000, $9,000, $12,000, and $20,000.

                                                                              REMAINING
                          HYPOTHETICAL                                           FREE      AMOUNT OF
                            ACCOUNT                                           WITHDRAWAL   WITHDRAWAL
                             VALUE                                              AMOUNT     SUBJECT TO   WITHDRAWAL   WITHDRAWAL
         ACCOUNT             BEFORE                 CUMULATIVE   AMOUNT OF      AFTER      WITHDRAWAL     CHARGE       CHARGE
          YEAR             WITHDRAWAL    EARNINGS    EARNINGS    WITHDRAWAL   WITHDRAWAL     CHARGE     PERCENTAGE     AMOUNT
  ---------------------   ------------   --------   ----------   ----------   ----------   ----------   ----------   ----------
   1                         $41,000      $1,000     $ 1,000      $     0       $6,000      $     0       7.00%        $    0
   2                         $45,100      $4,100     $ 5,100      $     0       $6,000      $     0       7.00%        $    0
   3                         $49,600      $4,500     $ 9,600      $     0       $9,600      $     0       6.00%        $    0
   4       (a)               $50,100      $  500     $10,100      $ 4,000       $6,100      $     0       6.00%        $    0
   4       (b)               $46,900      $  800     $10,900      $ 9,000       $    0      $ 2,100       6.00%        $  126
   4       (c)               $38,500      $  600     $11,500      $12,000       $    0      $11,400       6.00%        $  684
   4       (d)               $26,900      $  400     $11,900      $20,000       $    0      $19,600       6.00%        $1,176


                         HYPOTHETICAL
                           ACCOUNT
                            VALUE
         ACCOUNT            AFTER
          YEAR            WITHDRAWAL
  ---------------------  ------------
   1                        $41,000
   2                        $45,100
   3                        $49,600
   4       (a)              $46,100
   4       (b)              $37,900
   4       (c)              $26,500
   4       (d)              $ 6,900

(a) In Account Year 4, the free withdrawal amount is $10,100, which equals the Contract's cumulative earnings to date. The partial withdrawal amount of $4,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b) Since a partial withdrawal of $4,000 was taken, the remaining free withdrawal amount in Account Year 4 is $10,900 - $4,000 = $6,900. Therefore, $6,900 of the $9,000 withdrawal is not subject to a withdrawal charge, and $2,100 is subject to a withdrawal charge. Of the $13,000 withdrawn to date, $10,900 has been from the free withdrawal amount and $2,100 has been from deposits.

(c) Since $10,900 of the 2 prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account year 4 is $11,500 - $10,900 = $600. Therefore, $600 of the $12,000
    withdrawal is not subject to a withdrawal charge, and $11,400 is subject to a withdrawal charge. Of the $25,000 withdrawn to date, $11,500 has been from the free withdrawal amount and $13,500 has been from deposits.

(d) Since $11,500 of the 3 prior Account Years' 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $11,900 - $11,500 = $400. Therefore, $400 of the $20,000
    withdrawal is not subject to a withdrawal charge, and $19,600 is subject to a withdrawal charge. Of the $45,000 withdrawn to date, $11,900 has been from the free withdrawal amount and $33,100 has been from deposits.

   Note that if the $6,900 hypothetical Account Value after withdrawal were withdrawn, it would all be from deposits and subject to a withdrawal charge. The withdrawal charge would be 6% of $6,900, which equals $414. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example of a full withdrawal on the previous page.

PART 2 -- FIXED ACCOUNT -- EXAMPLES OF THE MARKET VALUE ADJUSTMENT ("MVA")

      The MVA Factor is:

                                       N/12
                          1 + I
                      (  --------  )        -1
                        1 + J + b

      These examples assume the following:

        (1) The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

        (2) The date of surrender is 2 years from the Expiration Date (N = 24).

        (3) The value of the Guarantee Amount on the date of surrender is $11,910.16.

        (4) The interest earned in the current Account Year is $674.16.

        (5) No transfers or partial withdrawals affecting this Guarantee Amount have been made.

        (6) Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

EXAMPLE OF A NEGATIVE MVA:

      Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

                                            N/12
                               1 + I
    The MVA factor =     (    --------  )         -1
                             1 + J + b

                                                 24/12
                                 1 + .06
                   =     (       ------      )         -1
                                 1 + .08

                   =     (.981)TO THE POWER OF (2) -1

                   =     .963 -1

                   =  -  .037

      The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

                  ($11,910.16 - $674.16) X (-.037) = -$415.73

      -$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

      For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

EXAMPLE OF A POSITIVE MVA:

      Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

                                            N/12
                               1 + I
    The MVA factor =     (    --------  )         -1
                             1 + J + b

                                                 24/12
                                 1 + .06
                   =     (       ------      )         -1
                                 1 + .05

                   =     (1.010)TO THE POWER OF (2) -1

                   =     1.019 -1

                   =     .019

      The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

                    ($11,910.16 - $674.16) X .019 = $213.48

      $213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

      For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X .019 = $25.19.

      $25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

                                   APPENDIX C
                       CALCULATION OF BASIC DEATH BENEFIT

EXAMPLE 1:

      Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts, that no Withdrawals are made and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:


The Basic Death Benefit is the greatest of:
    Account Value                           =  $ 80,000.00
    Cash Surrender Value*                   =  $ 76,100.00
    Purchase Payments                       =  $100,000.00
The Basic Death Benefit would therefore be:    $100,000.00


EXAMPLE 2:

      Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.


The Basic Death Benefit is the greatest of:
    Account Value                           =  $ 60,000.00
    Cash Surrender Value*                   =  $ 56,400.00
    Adjusted Purchase Payments**            =  $ 75,000.00
The Basic Death Benefit would therefore be:    $ 75,000.00



       *Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "FULL WITHDRAWALS" under the subheading "Cash Withdrawals".



       **Adjusted Purchase Payments can be calculated as follows:
       Payments X (Account Value after withdrawal DIVIDED BY Account Value before withdrawal)
       $100,000.00 X ($60,000.00 DIVIDED BY $80,000.00)

                                   APPENDIX D
           CALCULATION OF EARNINGS ENHANCEMENT OPTIONAL DEATH BENEFIT

EXAMPLE 1:


      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:



The Death Benefit Amount will be the greatest of:
    Account Value                                         =  $135,000
    Cash Surrender Value*                                 =  $132,000
    Total of Adjusted Purchase Payments                   =  $100,000
The Death Benefit Amount would therefore                  =  $135,000

~ PLUS ~

The EEB amount, calculated as follows:
  Account Value minus Adjusted Purchase Payments          =  $ 35,000
    40% of the above amount                               =  $ 14,000
    Cap of 40% of Adjusted Purchase Payments              =  $ 40,000
The lesser of the above two amounts = the EEB amount      =  $ 14,000



      The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $135,000 + $14,000 = $149,000.


EXAMPLE 2:


      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. Assume death occurs in Account Year 7. In addition, this Contract was issued prior to the owner's 70th birthday.



The Death Benefit Amount will be the greatest of:
    Account Value                                         =  $115,000
    Cash Surrender Value*                                 =  $112,000
    Total of Adjusted Purchase Payments**                 =  $ 85,185
The Death Benefit Amount would therefore                  =  $115,000

~ PLUS ~

The EEB amount, calculated as follows:
  Account Value minus Adjusted Purchase Payments          =  $ 29,815
    40% of the above amount                               =  $ 11,926
    Cap of 40% of Adjusted Purchase Payments              =  $ 34,074
The lesser of the above two amounts = the EEB amount      =  $ 11,926



      The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $115,000 + $11,926 = $126,926.



      *Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "FULL WITHDRAWALS" under the subheading "Cash Withdrawals".



      **Adjusted Purchase Payments can be calculated as follows:



      Payments X (Account Value after withdrawal DIVIDED BY Account Value before withdrawal)
     = $100,000 X ($115,000 DIVIDED BY $135,000) = $85,185

                                   APPENDIX E
  CALCULATION OF DEATH BENEFIT WHEN THE EEB AND MAV AND 5% ROLL-UP RIDERS ARE
                                    SELECTED



      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in Variable Accounts. No withdrawals are made. The Account Value at the Death Benefit Date is $135,000, the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000, and the Maximum Anniversary Value is $142,000. Assume death occurs in Account Year 7. The calculation of the death benefit to be paid is as follows:



The Death Benefit Amount will be the greatest
  of:
    Account Value                              =  $135,000
    Cash Surrender Value*                      =  $132,000
    Total of Adjusted Purchase Payments        =  $100,000
    5% Premium Roll-up Value                   =  $140,000
    Maximum Anniversary Value                  =  $142,000
The Death Benefit Amount would therefore       =  $142,000

~ PLUS ~

The EEB amount, calculated as follows:
  Account Value minus Adjusted Purchase
    Payments                                   =  $ 35,000
    40% of the above amount                    =  $ 14,000
    Cap of 40% of Adjusted Purchase
      Payments                                 =  $ 40,000
The lesser of the above two amounts = the
EEB amount                                     =  $ 14,000



      The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB amount = $142,000 + $14,000 = $156,000.



      *Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "FULL WITHDRAWALS" under the subheading "Cash Withdrawals."

                                   APPENDIX F
        CALCULATION OF EARNINGS ENHANCEMENT PLUS OPTIONAL DEATH BENEFIT


      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:



The Death Benefit Amount will be the greatest
  of:
    Account Value                              =  $135,000
    Cash Surrender Value*                      =  $132,000
    Total of Adjusted Purchase Payments        =  $100,000
The Death Benefit Amount would therefore       =  $135,000

~ PLUS ~

The EEB Plus amount, calculated as follows:
  Account Value minus Adjusted Purchase
    Payments                                   =  $ 35,000
    40% of the above amount                    =  $ 14,000
    Cap of 100% of Adjusted Purchase
      Payments                                 =  $100,000
The lesser of the above two amounts = the
EEB Plus amount                                =  $ 14,000



      The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Plus amount = $135,000 + $14,000 = $149,000.



      *Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "FULL WITHDRAWALS" under the subheading "Cash Withdrawals."

                                   APPENDIX G
    CALCULATION OF EARNINGS ENHANCEMENT PLUS WITH MAV OPTIONAL DEATH BENEFIT



      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account
Year 7. The calculation of the Death Benefit to be paid is as follows:



The Death Benefit Amount will be the greatest
  of:
    Account Value                              =  $135,000
    Cash Surrender Value*                      =  $132,000
    Total of Adjusted Purchase Payments        =  $100,000
    Maximum Anniversary Value                  =  $140,000
The Death Benefit Amount would therefore       =  $140,000

~ PLUS ~

The EEB Plus MAV amount, calculated as follows:
  Death Benefit Amount before EEB minus
    Adjusted Purchase Payments                 =  $ 40,000
    40% of the above amount                    =  $ 16,000
    Cap of 100% of Adjusted Purchase
      Payments                                 =  $100,000
The lesser of the above two amounts = the
EEB Plus MAV amount                            =  $ 16,000



      The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Plus MAV amount = $140,000 + $16,000 = $156,000.



      *Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "FULL WITHDRAWALS" under the subheading "Cash Withdrawals."

                                   APPENDIX H
CALCULATION OF EARNINGS ENHANCEMENT PLUS WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT



      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:



The Death Benefit Amount will be the greatest
  of:
    Account Value                              =  $135,000
    Cash Surrender Value*                      =  $132,000
    Total of Adjusted Purchase Payments        =  $100,000
    5% Premium Roll-up Value                   =  $140,000
The Death Benefit Amount would therefore       =  $140,000

~ PLUS ~

The EEB Plus 5% Roll-Up amount, calculated as follows:
  Death Benefit Amount before EEB minus
    Adjusted Purchase Payments                 =  $ 40,000
    40% of the above amount                    =  $ 16,000
    Cap of 100% of Adjusted Purchase
      Payments                                 =  $100,000
The lesser of the above two amounts = the
EEB Plus 5% Roll-Up amount                     =  $ 16,000



      The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Plus 5% Roll-Up amount = $140,000 + $16,000 = $156,000.



      *Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "FULL WITHDRAWALS" under the subheading "Cash Withdrawals."

                                   APPENDIX I
                                 (FUTURITY III)
          CONDENSED FINANCIAL INFORMATION -- ACCUMULATION UNIT VALUES



      The following information should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information. All of the Variable Account's Financial Statements have been audited by Deloitte & Touche LLP, independent auditors.



                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              -------------------
AIM V.I. CAPITAL APPRECIATION FUND -- LEVEL 1+
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.6219
  Units outstanding at end of period........................             --
AIM V.I. CAPITAL APPRECIATION FUND -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.6166
  Units outstanding at end of period........................        155,830
AIM V.I. CAPITAL APPRECIATION FUND -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.6131
  Units outstanding at end of period........................         24,807
AIM V.I. CAPITAL APPRECIATION FUND -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.6114
  Units outstanding at end of period........................        233,890
AIM V.I. CAPITAL APPRECIATION FUND -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.6079
  Units outstanding at end of period........................        333,237
AIM V.I. CAPITAL APPRECIATION FUND -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.6026
  Units outstanding at end of period........................         77,754
AIM V.I. GROWTH FUND -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.0030
  Units outstanding at end of period........................          3,421


------------------------


       +LEVEL           PERCENTAGE OF AVERAGE DAILY NET ASSETS
---------------------   --------------------------------------
  1                                     1.00%
  2                                     1.15%
  3                                     1.25%
  4                                     1.30%
  5                                     1.40%
  6                                     1.55%

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              -------------------
AIM V.I. GROWTH FUND -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 6.9982
  Units outstanding at end of period........................        150,681
AIM V.I. GROWTH FUND -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 6.9950
  Units outstanding at end of period........................             --
AIM V.I. GROWTH FUND -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 6.9934
  Units outstanding at end of period........................        251,183
AIM V.I. GROWTH FUND -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 6.9901
  Units outstanding at end of period........................        346,581
AIM V.I. GROWTH FUND -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 6.9853
  Units outstanding at end of period........................         80,277
AIM V. I. GROWTH AND INCOME FUND -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.8657
  Units outstanding at end of period........................             --
AIM V. I. GROWTH AND INCOME FUND -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.8603
  Units outstanding at end of period........................         84,096
AIM V. I. GROWTH AND INCOME FUND -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.8567
  Units outstanding at end of period........................        158,631
AIM V. I. GROWTH AND INCOME FUND -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.8549
  Units outstanding at end of period........................        306,521
AIM V. I. GROWTH AND INCOME FUND -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.8513
  Units outstanding at end of period........................        428,310

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              -------------------
AIM V. I. GROWTH AND INCOME FUND -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.8458
  Units outstanding at end of period........................         69,526
AIM V. I. INTERNATIONAL EQUITY FUND -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.8488
  Units outstanding at end of period........................          5,182
AIM V. I. INTERNATIONAL EQUITY FUND -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.8434
  Units outstanding at end of period........................        134,233
AIM V. I. INTERNATIONAL EQUITY FUND -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.8398
  Units outstanding at end of period........................         31,548
AIM V. I. INTERNATIONAL EQUITY FUND -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.8380
  Units outstanding at end of period........................        123,197
AIM V. I. INTERNATIONAL EQUITY FUND -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.8344
  Units outstanding at end of period........................        292,546
AIM V. I. INTERNATIONAL EQUITY FUND -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.8290
  Units outstanding at end of period........................         87,945
ALGER AMERICAN GROWTH PORTFOLIO -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.7636
  Units outstanding at end of period........................             --
ALGER AMERICAN GROWTH PORTFOLIO -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.7583
  Units outstanding at end of period........................        130,516
ALGER AMERICAN GROWTH PORTFOLIO -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.7547
  Units outstanding at end of period........................        442,368

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              -------------------
ALGER AMERICAN GROWTH PORTFOLIO -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.7530
  Units outstanding at end of period........................        244,731
ALGER AMERICAN GROWTH PORTFOLIO -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.7494
  Units outstanding at end of period........................        845,891
ALGER AMERICAN GROWTH PORTFOLIO -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.7441
  Units outstanding at end of period........................        134,394
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.9008
  Units outstanding at end of period........................          2,786
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.8947
  Units outstanding at end of period........................         86,979
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.8906
  Units outstanding at end of period........................         17,005
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.8886
  Units outstanding at end of period........................        159,859
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.8845
  Units outstanding at end of period........................        185,362
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.8784
  Units outstanding at end of period........................         61,918
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 6.9821
  Units outstanding at end of period........................             --

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              -------------------
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 6.9773
  Units outstanding at end of period........................         34,526
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 6.9741
  Units outstanding at end of period........................          9,377
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 6.9725
  Units outstanding at end of period........................         38,386
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 6.9693
  Units outstanding at end of period........................         63,433
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 6.9645
  Units outstanding at end of period........................         15,209
GOLDMAN SACHS VIT CORE-SM- LARGE CAP GROWTH FUND -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.0806
  Units outstanding at end of period........................             --
GOLDMAN SACHS VIT CORE-SM- LARGE CAP GROWTH FUND -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.0758
  Units outstanding at end of period........................         49,638
GOLDMAN SACHS VIT CORE-SM- LARGE CAP GROWTH FUND -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.0725
  Units outstanding at end of period........................             --
GOLDMAN SACHS VIT CORE-SM- LARGE CAP GROWTH FUND -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.0709
  Units outstanding at end of period........................         67,670
GOLDMAN SACHS VIT CORE-SM- LARGE CAP GROWTH FUND -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.0676
  Units outstanding at end of period........................         75,161

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              -------------------
GOLDMAN SACHS VIT CORE-SM- LARGE CAP GROWTH FUND -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.0628
  Units outstanding at end of period........................         17,796
GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.3120
  Units outstanding at end of period........................             --
GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.3056
  Units outstanding at end of period........................          9,427
GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.3014
  Units outstanding at end of period........................         12,386
GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.2992
  Units outstanding at end of period........................          3,948
GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.2950
  Units outstanding at end of period........................         12,019
GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.2886
  Units outstanding at end of period........................          2,665
GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.7727
  Units outstanding at end of period........................             --
GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.7167
  Units outstanding at end of period........................          7,290
GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.7127
  Units outstanding at end of period........................         17,483

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              -------------------
GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.7107
  Units outstanding at end of period........................         26,035
GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.7067
  Units outstanding at end of period........................         59,730
GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.7008
  Units outstanding at end of period........................          9,775
GOLDMAN SACHS VIT GROWTH AND INCOME FUND -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.0955
  Units outstanding at end of period........................             --
GOLDMAN SACHS VIT GROWTH AND INCOME FUND -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.0892
  Units outstanding at end of period........................          3,407
GOLDMAN SACHS VIT GROWTH AND INCOME FUND -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.0851
  Units outstanding at end of period........................             --
GOLDMAN SACHS VIT GROWTH AND INCOME FUND -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.0830
  Units outstanding at end of period........................          1,375
GOLDMAN SACHS VIT GROWTH AND INCOME FUND -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.0788
  Units outstanding at end of period........................          7,846
GOLDMAN SACHS VIT GROWTH AND INCOME FUND -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.0726
  Units outstanding at end of period........................            754
GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.6241
  Units outstanding at end of period........................             --

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              -------------------
GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.6182
  Units outstanding at end of period........................         19,327
GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.6142
  Units outstanding at end of period........................         31,040
GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.6123
  Units outstanding at end of period........................         38,546
GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.6083
  Units outstanding at end of period........................         31,258
GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.6024
  Units outstanding at end of period........................         15,344
J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.5782
  Units outstanding at end of period........................             --
J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.5723
  Units outstanding at end of period........................          8,732
J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.5684
  Units outstanding at end of period........................         13,244
J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.5664
  Units outstanding at end of period........................         25,338
J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.5625
  Units outstanding at end of period........................         26,166

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              -------------------
J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.5566
  Units outstanding at end of period........................          1,673
J.P. MORGAN SMALL COMPANY PORTFOLIO -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.5344
  Units outstanding at end of period........................             --
J.P. MORGAN SMALL COMPANY PORTFOLIO -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.5285
  Units outstanding at end of period........................         21,708
J.P. MORGAN SMALL COMPANY PORTFOLIO -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.5246
  Units outstanding at end of period........................         13,334
J.P. MORGAN SMALL COMPANY PORTFOLIO -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.5227
  Units outstanding at end of period........................         16,703
J.P. MORGAN SMALL COMPANY PORTFOLIO -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.5188
  Units outstanding at end of period........................         20,851
J.P. MORGAN SMALL COMPANY PORTFOLIO -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.5129
  Units outstanding at end of period........................         13,957
J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.6137
  Units outstanding at end of period........................             --
J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.6078
  Units outstanding at end of period........................         13,403
J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.6039
  Units outstanding at end of period........................         15,284

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              -------------------
J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.6019
  Units outstanding at end of period........................         39,198
J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.5979
  Units outstanding at end of period........................         53,641
J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.5920
  Units outstanding at end of period........................          2,420
LORD ABBETT SERIES FUND GROWTH AND INCOME PORTFOLIO -- LEVEL
 1
  Unit Value:
    Beginning of Period.....................................       $ 10.000
    End of Period...........................................       $11.4324
  Units outstanding at end of period........................             --
LORD ABBETT SERIES FUND GROWTH AND INCOME PORTFOLIO -- LEVEL
 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.4245
  Units outstanding at end of period........................         52,400
LORD ABBETT SERIES FUND GROWTH AND INCOME PORTFOLIO -- LEVEL
 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.4193
  Units outstanding at end of period........................         23,743
LORD ABBETT SERIES FUND GROWTH AND INCOME PORTFOLIO -- LEVEL
 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.4167
  Units outstanding at end of period........................         55,535
LORD ABBETT SERIES FUND GROWTH AND INCOME PORTFOLIO -- LEVEL
 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.4115
  Units outstanding at end of period........................        125,200
LORD ABBETT SERIES FUND GROWTH AND INCOME PORTFOLIO -- LEVEL
 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.4037
  Units outstanding at end of period........................        116,974
MFS/SUN LIFE CAPITAL APPRECIATION SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.7778
  Units outstanding at end of period........................             --

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              -------------------
MFS/SUN LIFE CAPITAL APPRECIATION SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.7724
  Units outstanding at end of period........................         77,731
MFS/SUN LIFE CAPITAL APPRECIATION SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.7689
  Units outstanding at end of period........................         31,811
MFS/SUN LIFE CAPITAL APPRECIATION SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.7671
  Units outstanding at end of period........................        137,695
MFS/SUN LIFE CAPITAL APPRECIATION SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.7635
  Units outstanding at end of period........................        111,529
MFS/SUN LIFE CAPITAL APPRECIATION SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.7582
  Units outstanding at end of period........................         91,422
MFS/SUN LIFE EMERGING GROWTH SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.7719
  Units outstanding at end of period........................             --
MFS/SUN LIFE EMERGING GROWTH SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.7666
  Units outstanding at end of period........................        172,848
MFS/SUN LIFE EMERGING GROWTH SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.7630
  Units outstanding at end of period........................         46,626
MFS/SUN LIFE EMERGING GROWTH SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.7612
  Units outstanding at end of period........................        260,438
MFS/SUN LIFE EMERGING GROWTH SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.7576
  Units outstanding at end of period........................        439,010

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              -------------------
MFS/SUN LIFE EMERGING GROWTH SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 7.7523
  Units outstanding at end of period........................        142,901
MFS/SUN LIFE GOVERNMENT SECURITIES SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.7110
  Units outstanding at end of period........................             --
MFS/SUN LIFE GOVERNMENT SECURITIES SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.7037
  Units outstanding at end of period........................         30,960
MFS/SUN LIFE GOVERNMENT SECURITIES SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.6988
  Units outstanding at end of period........................             --
MFS/SUN LIFE GOVERNMENT SECURITIES SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.6963
  Units outstanding at end of period........................         18,410
MFS/SUN LIFE GOVERNMENT SECURITIES SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.6914
  Units outstanding at end of period........................         28,193
MFS/SUN LIFE GOVERNMENT SECURITIES SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.6841
  Units outstanding at end of period........................          1,703
MFS/SUN LIFE HIGH YIELD SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.9204
  Units outstanding at end of period........................             --
MFS/SUN LIFE HIGH YIELD SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.1972
  Units outstanding at end of period........................         31,852
MFS/SUN LIFE HIGH YIELD SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.1930
  Units outstanding at end of period........................             --

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              -------------------
MFS/SUN LIFE HIGH YIELD SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.1909
  Units outstanding at end of period........................         44,961
MFS/SUN LIFE HIGH YIELD SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.1867
  Units outstanding at end of period........................         67,901
MFS/SUN LIFE HIGH YIELD SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.1804
  Units outstanding at end of period........................         15,842
MFS/SUN LIFE MASSACHUSETTS INVESTORS GROWTH STOCK SERIES --
 LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.5799
  Units outstanding at end of period........................          2,827
MFS/SUN LIFE MASSACHUSETTS INVESTORS GROWTH STOCK SERIES --
 LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.5740
  Units outstanding at end of period........................        129,303
MFS/SUN LIFE MASSACHUSETTS INVESTORS GROWTH STOCK SERIES --
 LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.5701
  Units outstanding at end of period........................         41,225
MFS/SUN LIFE MASSACHUSETTS INVESTORS GROWTH STOCK SERIES --
 LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.5681
  Units outstanding at end of period........................        161,937
MFS/SUN LIFE MASSACHUSETTS INVESTORS GROWTH STOCK SERIES --
 LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.5642
  Units outstanding at end of period........................        309,307
MFS/SUN LIFE MASSACHUSETTS INVESTORS GROWTH STOCK SERIES --
 LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.5583
  Units outstanding at end of period........................        181,314
MFS/SUN LIFE MASSACHUSETTS INVESTORS TRUST SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.6015
  Units outstanding at end of period........................             --

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              -------------------
MFS/SUN LIFE MASSACHUSETTS INVESTORS TRUST SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.5949
  Units outstanding at end of period........................         72,001
MFS/SUN LIFE MASSACHUSETTS INVESTORS TRUST SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.5905
  Units outstanding at end of period........................             --
MFS/SUN LIFE MASSACHUSETTS INVESTORS TRUST SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.5883
  Units outstanding at end of period........................         75,067
MFS/SUN LIFE MASSACHUSETTS INVESTORS TRUST SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.5839
  Units outstanding at end of period........................        146,370
MFS/SUN LIFE MASSACHUSETTS INVESTORS TRUST SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.5773
  Units outstanding at end of period........................         68,760
MFS/SUN LIFE NEW DISCOVERY SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.5985
  Units outstanding at end of period........................          3,013
MFS/SUN LIFE NEW DISCOVERY SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.5926
  Units outstanding at end of period........................        108,572
MFS/SUN LIFE NEW DISCOVERY SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.5887
  Units outstanding at end of period........................         74,514
MFS/SUN LIFE NEW DISCOVERY SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.5867
  Units outstanding at end of period........................        119,748
MFS/SUN LIFE NEW DISCOVERY SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.5828
  Units outstanding at end of period........................        178,251

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              -------------------
MFS/SUN LIFE NEW DISCOVERY SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.5769
  Units outstanding at end of period........................        113,259
MFS/SUN LIFE TOTAL RETURN SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.1781
  Units outstanding at end of period........................             --
MFS/SUN LIFE TOTAL RETURN SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.1705
  Units outstanding at end of period........................         29,963
MFS/SUN LIFE TOTAL RETURN SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.1654
  Units outstanding at end of period........................             --
MFS/SUN LIFE TOTAL RETURN SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.1628
  Units outstanding at end of period........................         27,987
MFS/SUN LIFE TOTAL RETURN SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.1577
  Units outstanding at end of period........................         58,375
MFS/SUN LIFE TOTAL RETURN SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.1500
  Units outstanding at end of period........................          4,270
MFS/SUN LIFE UTILITIES SERIES -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.6985
  Units outstanding at end of period........................             --
MFS/SUN LIFE UTILITIES SERIES -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.6919
  Units outstanding at end of period........................         86,311
MFS/SUN LIFE UTILITIES SERIES -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.6874
  Units outstanding at end of period........................         23,829

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              -------------------
MFS/SUN LIFE UTILITIES SERIES -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.6852
  Units outstanding at end of period........................        125,061
MFS/SUN LIFE UTILITIES SERIES -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.6808
  Units outstanding at end of period........................        144,204
MFS/SUN LIFE UTILITIES SERIES -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.6741
  Units outstanding at end of period........................         23,830
SC-SM- BLUE CHIP MID CAP FUND -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.5985
  Units outstanding at end of period........................          2,643
SC-SM- BLUE CHIP MID CAP FUND -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.5919
  Units outstanding at end of period........................        173,017
SC-SM- BLUE CHIP MID CAP FUND -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.5875
  Units outstanding at end of period........................         31,687
SC-SM- BLUE CHIP MID CAP FUND -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.5853
  Units outstanding at end of period........................        165,502
SC-SM- BLUE CHIP MID CAP FUND -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.5809
  Units outstanding at end of period........................        203,101
SC-SM- BLUE CHIP MID CAP FUND -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.5744
  Units outstanding at end of period........................         32,311
SC-SM- DAVIS FINANCIAL FUND -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.2864
  Units outstanding at end of period........................             --

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              -------------------
SC-SM- DAVIS FINANCIAL FUND -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.2787
  Units outstanding at end of period........................          9,476
SC-SM- DAVIS FINANCIAL FUND -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.2735
  Units outstanding at end of period........................             --
SC-SM- DAVIS FINANCIAL FUND -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.2709
  Units outstanding at end of period........................         41,572
SC-SM- DAVIS FINANCIAL FUND -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.2658
  Units outstanding at end of period........................          8,334
SC-SM- DAVIS VENTURE VALUE FUND -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.2580
  Units outstanding at end of period........................          6,827
SC-SM- DAVIS VENTURE VALUE FUND -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.8112
  Units outstanding at end of period........................             --
SC-SM- DAVIS VENTURE VALUE FUND -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.8045
  Units outstanding at end of period........................        101,048
SC-SM- DAVIS VENTURE VALUE FUND -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.8000
  Units outstanding at end of period........................         28,266
SC-SM- DAVIS VENTURE VALUE FUND -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.7978
  Units outstanding at end of period........................         86,152
SC-SM- DAVIS VENTURE VALUE FUND -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.7933
  Units outstanding at end of period........................        200,187

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              -------------------
SC-SM- DAVIS VENTURE VALUE FUND -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.7865
  Units outstanding at end of period........................         87,552
SUN CAPITAL INVESTMENT GRADE BOND FUND-SM- -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.5833
  Units outstanding at end of period........................             --
SUN CAPITAL INVESTMENT GRADE BOND FUND-SM- -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.5760
  Units outstanding at end of period........................         24,924
SUN CAPITAL INVESTMENT GRADE BOND FUND-SM- -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.5712
  Units outstanding at end of period........................             --
SUN CAPITAL INVESTMENT GRADE BOND FUND-SM- -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.5688
  Units outstanding at end of period........................         74,085
SUN CAPITAL INVESTMENT GRADE BOND FUND-SM- -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.5639
  Units outstanding at end of period........................         74,451
SUN CAPITAL INVESTMENT GRADE BOND FUND-SM- -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.5567
  Units outstanding at end of period........................         18,259
SC-SM- INVESTORS FOUNDATION FUND -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.8717
  Units outstanding at end of period........................             --
SC-SM- INVESTORS FOUNDATION FUND -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.8657
  Units outstanding at end of period........................            356
SC-SM- INVESTORS FOUNDATION FUND -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.8616
  Units outstanding at end of period........................             --

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              -------------------
SC-SM- INVESTORS FOUNDATION FUND -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.8596
  Units outstanding at end of period........................         15,627
SC-SM- INVESTORS FOUNDATION FUND -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.8555
  Units outstanding at end of period........................         11,148
SC-SM- INVESTORS FOUNDATION FUND -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.8494
  Units outstanding at end of period........................             --
SUN CAPITAL MONEY MARKET FUND-SM- -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.2310
  Units outstanding at end of period........................             --
SUN CAPITAL MONEY MARKET FUND-SM- -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.2240
  Units outstanding at end of period........................        157,296
SUN CAPITAL MONEY MARKET FUND-SM- -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.2193
  Units outstanding at end of period........................             --
SUN CAPITAL MONEY MARKET FUND-SM- -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.2169
  Units outstanding at end of period........................         27,989
SUN CAPITAL MONEY MARKET FUND-SM- -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.2123
  Units outstanding at end of period........................        145,304
SUN CAPITAL MONEY MARKET FUND-SM- -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.2052
  Units outstanding at end of period........................         15,319
SUN CAPITAL REAL ESTATE FUND-SM- -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.7410
  Units outstanding at end of period........................             --

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              -------------------
SUN CAPITAL REAL ESTATE FUND-SM- -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.7336
  Units outstanding at end of period........................         58,623
SUN CAPITAL REAL ESTATE FUND-SM- -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.7287
  Units outstanding at end of period........................             --
SUN CAPITAL REAL ESTATE FUND-SM- -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.7263
  Units outstanding at end of period........................         46,344
SUN CAPITAL REAL ESTATE FUND-SM- -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.7214
  Units outstanding at end of period........................         40,664
SUN CAPITAL REAL ESTATE FUND-SM- -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.7140
  Units outstanding at end of period........................          6,825
SC-SM- SELECT EQUITY FUND -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.0851
  Units outstanding at end of period........................             --
SC-SM- SELECT EQUITY FUND -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.0795
  Units outstanding at end of period........................         36,473
SC-SM- SELECT EQUITY FUND -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.0758
  Units outstanding at end of period........................             --
SC-SM- SELECT EQUITY FUND -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.0740
  Units outstanding at end of period........................         39,843
SC-SM- SELECT EQUITY FUND -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.0702
  Units outstanding at end of period........................        126,576

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              -------------------
SC-SM- SELECT EQUITY FUND -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 8.0647
  Units outstanding at end of period........................         16,622
SC-SM- VALUE EQUITY FUND -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.2841
  Units outstanding at end of period........................             --
SC-SM- VALUE EQUITY FUND -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.2764
  Units outstanding at end of period........................          2,611
SC-SM- VALUE EQUITY FUND -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.2712
  Units outstanding at end of period........................             --
SC-SM- VALUE EQUITY FUND -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.2687
  Units outstanding at end of period........................          3,087
SC-SM- VALUE EQUITY FUND -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.2635
  Units outstanding at end of period........................          8,870
SC-SM- VALUE EQUITY FUND -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.2558
  Units outstanding at end of period........................             61
SC-SM- VALUE MANAGED FUND -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.3305
  Units outstanding at end of period........................             --
SC-SM- VALUE MANAGED FUND -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.3227
  Units outstanding at end of period........................          3,151
SC-SM- VALUE MANAGED FUND -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.3175
  Units outstanding at end of period........................             --

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              -------------------
SC-SM- VALUE MANAGED FUND -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.3149
  Units outstanding at end of period........................            712
SC-SM- VALUE MANAGED FUND -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.3098
  Units outstanding at end of period........................          3,796
SC-SM- VALUE MANAGED FUND -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.3020
  Units outstanding at end of period........................             --
SC-SM- VALUE MID CAP FUND -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.2926
  Units outstanding at end of period........................             --
SC-SM- VALUE MID CAP FUND -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.2856
  Units outstanding at end of period........................         59,661
SC-SM- VALUE MID CAP FUND -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.2809
  Units outstanding at end of period........................         11,156
SC-SM- VALUE MID CAP FUND -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.2785
  Units outstanding at end of period........................         47,213
SC-SM- VALUE MID CAP FUND -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.2738
  Units outstanding at end of period........................         99,042
SC-SM- VALUE MID CAP FUND -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.2667
  Units outstanding at end of period........................         28,275
SC-SM- VALUE SMALL CAP FUND -- LEVEL 1
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $12.1343
  Units outstanding at end of period........................             --

                                                                  YEAR ENDED
                                                              DECEMBER 31, 2000*
                                                              -------------------
SC-SM- VALUE SMALL CAP FUND -- LEVEL 2
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $12.1260
  Units outstanding at end of period........................         27,336
SC-SM- VALUE SMALL CAP FUND -- LEVEL 3
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $12.1204
  Units outstanding at end of period........................          9,948
SC-SM- VALUE SMALL CAP FUND -- LEVEL 4
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $12.1177
  Units outstanding at end of period........................         30,580
SC-SM- VALUE SMALL CAP FUND -- LEVEL 5
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $12.1121
  Units outstanding at end of period........................         30,730
SC-SM- VALUE SMALL CAP FUND -- LEVEL 6
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $12.1038
  Units outstanding at end of period........................          7,205


------------------------

*   From commencement of operations on July 17, 2000 to December 31, 2000.

                                        SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                        C/O RETIREMENT PRODUCTS AND SERVICES
                                        P.O. BOX 9133
                                        BOSTON, MASSACHUSETTS 02117

                                        TELEPHONE:
                                        Toll Free (888) 786-2435

                                        GENERAL DISTRIBUTOR
                                        Clarendon Insurance Agency, Inc.
                                        One Sun Life Executive Park
                                        Wellesley Hills, Massachusetts 02481

                                        AUDITORS
                                        Deloitte & Touche LLP
                                        200 Berkeley Street
FUT462                                  Boston, Massachusetts 02116

                              PART II
                INFORMATION NOT REQUIRED IN PROSPECTUS.

Item 14. Other Expenses of Issuance and Distribution


    The expenses incurred by the registrant in connection with the issuance and distribution of the securities registered hereby, other than underwriting discounts and commissions, are as follows*:



          SEC Registration Fee..................  $      0**
          Printing and Engraving................    75,000
          Accounting Fees and Expenses..........    10,000
          Legal Fees and Expenses...............    25,000
                                                  --------
                                                  $ 110,00


----------------

*  All expenses are estimates
** No new SEC Registration Fees for 2001 are due


Item 15. Indemnification of Directors and Officers


     Article 8 of the By-Laws of Sun Life Assurance Company of Canada (U.S.), as amended, provides for indemnification of directors and officers as follows:


    "Section 8.01 (a). Every person who is or was a director, officer or employee of this corporation or of any other corporation which he served at the request of this corporation and in which this corporation owns or owned shares of capital stock or of which it is or was a creditor shall have a right to be indemnified by this corporation against all liability and reasonable expenses incurred by him in connection with or resulting from any claim, action, suit or proceeding in which he may become involved as a party or otherwise by reason of his being or having been a director, officer or employee of this corporation or such other corporation, provided (1) said claim, action, suit or proceeding shall be prosecuted to a final determination and he shall be vindicated on the merits, or (2) in the absence of such a final determination vindicating him on the merits, the board of directors shall determine that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; said determination to be made by the board of directors acting through a quorum of disinterested directors, or in its absence on the opinion of counsel.

    (b) For purposes of the preceding subsection: (1) "liability and reasonable expenses" shall include but not be limited to reasonable counsel fees and disbursements, amounts of any judgment, fine or penalty, and reasonable amounts paid in settlement; (2) "claim, action, suit or proceeding" shall include every such claim, action, suit or proceeding, whether civil or criminal, derivative or otherwise, administrative, judicial or legislative, any appeal relating thereto, and shall include any reasonable apprehension or threat of such a claim, action, suit or proceeding; (3) a settlement, plea of nolo contendere, consent judgment, adverse civil judgment, or conviction shall not of itself create a presumption that the conduct of the person seeking indemnification did not meet the standard of conduct set forth in subsection (a)(2) hereof.

      (c) Notwithstanding the foregoing, the following limitations shall apply with respect to any action by or in the right of the Corporation: (1) no indemnification shall be made in respect of any claim, issue or matter as to which the person seeking indemnification shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper; and (2) indemnification shall extend only to reasonable expenses, including reasonable counsel's fees and disbursements.

    (d) The right of indemnification shall extend to any person otherwise entitled to it under this by-law whether or not that person continues to be a director, officer or employee of this corporation or such other corporation at the time such liability or expense shall be incurred. The right of indemnification shall extend to the legal representative and heirs of any person otherwise entitled to indemnification. If a person meets the requirements of this by-law with respect to some matters in a claim, action, suit or proceeding, but not with respect to others, he shall be entitled to indemnification as the former. Advances against liability and expenses may be made by the corporation on terms fixed by the board of directors subject to an obligation to repay if indemnification proves unwarranted.

    (e) This by-law shall not exclude any other rights of indemnification or other rights to which any director, officer or employee may be entitled to by contract, vote of the stockholders or as a matter of law. If any clause, provision or application of this section shall be determined to be invalid, the other clauses, provisions or applications of this section shall not be affected but shall remain in full force and effect. The provisions of this by-law shall be applicable to claims, actions, suits or proceedings made or commenced after the adoption hereof, whether arising from acts or omissions to act occurring before or after the adoption hereof.

    (f) Nothing contained in this by-law shall be construed to protect any director or officer of the corporation against any liability to the corporation or its security holders to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office."

Item 16. Exhibits

Exhibits:


Exhibit
Number                Description

 1 Form of Underwriting Agreement (Incorporated herein by reference from Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998)

 4(a) Form of Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference from Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-30844, filed on June 9, 2000)


 4(b)        Form of Certificate to be used in connection with Contract filed as
             Exhibit 4(a) (Incorporated herein by reference from Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File
             No. 333-30844, filed on June 9, 2000)


 4(c) Form of Flexible Payment Combination Fixed/Variable Individual Annuity Contract (Incorporated herein by reference from Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-30844, filed on June 9, 2000)


 4(d) Form of Specifications Page to be issued with Certificate filed in Exhibit 4(b) (Incorporated by reference from Post-Effective Amendment No. 4 to Form N-4 Registration Statement, File No. 333-30844, filed April, 2001.


 4(e) Form of Specifications Page to be issued with Individual Annuity Contract filed in Exhibit 4(c) (Incorporated by reference from Post-Effective Amendment No. 4 to Form N-4 Registration Statement, File No. 333-30844, filed April, 2001.


 5 Opinion re Legality (Incorporated by reference from Pre-Effective Amendment No. 1 to the Registration Statement on Form S-2, File No. 333-30844, filed June 9, 2000.

 (10)(a) Form of Participation Agreement by and between The Alger American Fund, the Depositor, and Fred Alger and Company, Incorporated (Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 23, 1999)

    (b)(i) Form of Participation Agreement dated February 17, 1998 by and between Goldman Sachs Variable, Insurance Trust, Goldman Sachs & Co. and the Depositor (Incorporated by reference to Post-Effective Amendment No. 13 to the Registration
             Statement on Form N-4, File No. 33-41628, filed April 23, 1999)

       (ii)  Form of Amendment No. 1 dated December 14, 1998 to
             Participation Agreement filed as Exhibit 8(b)(i)
             (Incorporated by reference to Post-Effective Amendment No.
             13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 23, 1999)

       (iii) Form of Amendment No. 2 dated as of March 15, 1999 to Participation Agreement filed as Exhibit 8(b)(i)
             (Incorporated by reference to Post-Effective Amendment No.
             13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 23, 1999)

    (c)      Form of Fund Participation Agreement between Depositor and
             J.P. Morgan Services Trust II (Incorporated by reference to Post-Effective Amendment No. 13 to the Registration
             Statement on Form N-4, File No. 33-41628, filed April 23, 1999)

    (d) Form of Participation Agreement dated February 17, 1998 by and among MFS/Sun Life Services Trust, the Depositor and Massachusetts Financial Services Company (Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 23, 1999)

    (e) Form of Participation Agreement dated February 17, 1998 by and among OCC Accumulation Trust, the Depositor and OCC Distributors (Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 23, 1999)

    (f) Form of Participation Agreement dated February, 1998 by and among the Depositor, Warburg Pincus Trust, Warburg Pincus Asset Management, Inc. and Counsellors Securities, Inc (Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 23, 1999)

23           Independent Auditors' Consent*

24 Powers of Attorney (Incorporated by reference from Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-30844, filed on February 9, 2000.)





* Filed herewith

Item 17. Undertakings

      (a)     The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.



         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    Insofar as indemnification for liabilities arising under the Securities
Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Sun Life Assurance Company of Canada (U.S.), certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Wellesley Hills, Commonwealth of Massachusetts, on the 23rd day of April, 2001.


                                  Sun Life Assurance Company of
                                  Canada (U.S.)

                                  (Registrant)


                                  By:     /s/ JAMES A. MCNULTY, III
                                       -----------------------------
                                              James A. McNulty, III
                                              President


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


    SIGNATURE                         TITLE                         DATE


  /s/ JAMES A. MCNULTY, III      President and Director           April 23, 2001
---------------------------  (Principal Executive Officer)
     James A. McNulty, III

  /s/ DAVEY S. SCOON            Vice President, Finance and
---------------------------   Treasurer (Principal Financial
     Davey S. Scoon              & Accounting Officer)            April 23, 2001


/s/ SANDRA M. DADALT          Attorney-in-Fact for:               April 23, 2001
---------------------------   Donald A. Stewart, Chairman and Director
Sandra M. DaDalt              C. James Prieur, Vice Chairman and Director
                              James C. Baillie, Director
                              David D. Horn, Director
                              Angus A. McNaughton, Director
                              S. Caesar Raboy, Director
                              William W. Stinson, Director